                      PRUDENTIAL MULTI-SECTOR FUND, INC.

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders (Meeting) of Prudential Multi-Sector Fund, Inc. (Multi-Sector Fund), will be held at 9:00 a.m., eastern time, on June 18, 1998, at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777, for the following purposes:

    1. To approve an Agreement and Plan of Reorganization and Liquidation whereby all of the assets of Multi-Sector Fund will be transferred to Prudential Jennison Growth Fund (the Growth Fund), a series of Prudential Jennison Series Fund, Inc., in exchange solely for Class A, Class B, Class C and Class Z shares of the Growth Fund and the Growth Fund's assumption of all of the liabilities, if any, of Multi-Sector Fund; and

    2. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

  Only holders of shares of common stock of Multi-Sector Fund of record at the close of business on May 1, 1998, are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                          S. Jane Rose
                                          Secretary

Dated: May 12, 1998


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED STAMPED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     PRUDENTIAL JENNISON SERIES FUND, INC.
                        PRUDENTIAL JENNISON GROWTH FUND
                                  PROSPECTUS

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852
                                      AND

                      PRUDENTIAL MULTI-SECTOR FUND, INC.
                                PROXY STATEMENT

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------
  Prudential Multi-Sector Fund, Inc. (Multi-Sector Fund) is an open-end, diversified, management investment company. Prudential Jennison Series Fund, Inc. (Jennison Series Fund) is an open-end, diversified, management investment company comprised of three portfolios, one of which is the Prudential Jennison Growth Fund (the Growth Fund). Both Multi-Sector Fund and Jennison Series Fund are managed by Prudential Investments Fund Management LLC. If approved by the Multi-Sector Fund shareholders, the Growth Fund will acquire Multi-Sector Fund's assets and assume its liabilities. The Growth Fund and Multi-Sector Fund have identical investment objectives; each seeks to achieve long-term growth of capital. Multi-Sector Fund has a secondary objective of current income. Multi-Sector Fund seeks to achieve its investment objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in certain economic sectors. The Growth Fund seeks to achieve its investment objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

  This Prospectus and Proxy Statement is being furnished to shareholders of Multi-Sector Fund in connection with the solicitation of proxies by Multi-Sector Fund's Board of Directors for use at a special meeting of Multi-Sector Fund shareholders to be held on June 18, 1998, at 9:00 a.m., eastern time, and at any adjournment thereof (Meeting). The primary purpose of the Meeting is to vote on a proposed Agreement and Plan of Reorganization and Liquidation
(Plan), whereby the Growth Fund will acquire all of the assets of Multi-Sector Fund and assume all of the liabilities, if any, of Multi-Sector Fund. If the Plan is approved by Multi-Sector Fund's shareholders, all such shareholders will be issued Class A, Class B, Class C and Class Z shares of the Growth Fund in exchange for the Class A, Class B, Class C and Class Z shares, respectively, of Multi-Sector Fund held by them, and Multi-Sector Fund will be liquidated.

  This Prospectus and Proxy Statement sets forth concisely information about Jennison Series Fund and the Growth Fund that prospective investors should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Jennison Series Fund dated January 23, 1998, which Prospectus is incorporated herein by reference. The Prospectus of Multi-Sector Fund dated June 30, 1997, including September 8, 1997 and March 31, 1998 supplements thereto, which Prospectus is incorporated herein by reference, the Annual Report to Shareholders of Multi-Sector Fund for the fiscal year ended April 30, 1997, the Semi-Annual Report to Shareholders of Multi-Sector Fund for the six months ended October 31, 1997, the Annual Report to Shareholders of the Growth Fund for the fiscal year ended September 30, 1997, and the Statement of Additional Information of Jennison Series Fund dated January 23, 1998 have been filed with the Securities and Exchange Commission (SEC), and are available without charge upon request to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 or by calling the toll-free number shown above. Additional information contained in a Statement of Additional Information dated May 12, 1998, forming part of Jennison Series Fund's Registration Statement on Form N-14, has been filed with the SEC, is incorporated herein by reference and is available without charge upon request to the address or telephone number shown above.

  Investors are advised to read and retain this Prospectus and Proxy Statement for future reference.
                               ----------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       The date of this Prospectus and Proxy Statement is May 12, 1998.

     PRUDENTIAL JENNISON SERIES FUND, INC. PRUDENTIAL JENNISON GROWTH FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                      PRUDENTIAL MULTI-SECTOR FUND, INC.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                               ----------------

               PROSPECTUS AND PROXY STATEMENT DATED MAY 12, 1998

                               ----------------

                                   SYNOPSIS

  The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Proxy Statement and the Agreement and Plan of Reorganization and Liquidation (Plan) and is qualified by reference to the more complete information contained herein as well as in the Prospectus of Prudential Multi-Sector Fund, Inc. (Multi-Sector Fund) and the information relating to Prudential Jennison Growth Fund (the Growth Fund), a series of Prudential Jennison Series Fund, Inc. (Jennison Series Fund), in the enclosed Prospectus of Jennison Series Fund. (Multi-Sector Fund and Jennison Series Fund or the Growth Fund, as applicable, sometimes are referred to herein individually as a Fund and collectively as the Funds.) Shareholders should read this entire Prospectus and Proxy Statement carefully.

GENERAL

  This Prospectus and Proxy Statement is furnished by the Board of Directors of Multi-Sector Fund in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of Multi-Sector Fund (Meeting) to be held at 9:00 a.m., eastern time, on June 18, 1998 at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. The purpose of the Meeting is to approve or disapprove the Plan, pursuant to which all of the assets of Multi-Sector Fund will be acquired by, and all of the liabilities of Multi-Sector Fund, if any, will be assumed by, the Growth Fund, and to transact such other business as may properly come before the Meeting or any adjournment thereof. The Plan is attached to this Prospectus and Proxy Statement as Appendix A. The transactions contemplated by the Plan in summary provide that the Growth Fund will acquire all of Multi-Sector Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of the Growth Fund and the Growth Fund's assumption of all of the liabilities, if any, of Multi-Sector Fund. The Class A, Class B, Class C and Class Z shares of the Growth Fund thereafter will be distributed to the former shareholders of Multi-Sector Fund, and Multi-Sector Fund will be liquidated.

  Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of common stock of Multi-Sector Fund. Approval of the Plan by the shareholders of the Growth Fund is not required, and the Plan is not being submitted for their approval at the Meeting.

THE PROPOSED REORGANIZATION AND LIQUIDATION

  The Board of Directors of Multi-Sector Fund and the Board of Directors of Jennison Series Fund, on behalf of the Growth Fund (each, a Board), have approved the Plan, which provides for the transfer of all of the assets of Multi-Sector Fund to the Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of the Growth Fund and the assumption by the Growth Fund of all of the liabilities, if any, of Multi-Sector Fund. If the Plan is approved by the Multi-Sector Fund shareholders, Class A, Class B, Class C and Class Z shares of the Growth Fund will be distributed to shareholders of Multi-Sector Fund, and Multi-Sector Fund will be liquidated. (All of the foregoing transactions are sometimes referred to herein as the Reorganization.) It is expected that the Reorganization will become effective on or about June 26, 1998 (Closing Date). IF THE REORGANIZATION IS CONSUMMATED, EACH MULTI-SECTOR FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE GROWTH FUND (ROUNDED TO THE THIRD DECIMAL PLACE) EQUAL IN VALUE TO SUCH RESPECTIVE SHAREHOLDER'S CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF MULTI-SECTOR FUND AS OF THE CLOSING DATE.

  For the reasons set forth below under "--Reasons for the Proposed Reorganization" and "The Proposed Transaction--Reasons for the Reorganization," the Board of Multi-Sector Fund, including those Directors who are not "interested persons" (as that term is defined in the Investment Company Act) of Multi-Sector Fund or Jennison Series Fund (Independent Directors), has determined that the Reorganization is in the best interests of Multi-Sector Fund and that the interests of the existing shareholders of Multi-Sector Fund will not be diluted as a result of the Reorganization. The Board of Jennison Series Fund, including the Independent Directors, similarly has determined that the Reorganization is in the best interests of the Growth Fund and that the interests of existing shareholders of the Growth Fund will not be diluted as a result of the Reorganization. ACCORDINGLY, MULTI-SECTOR FUND'S BOARD RECOMMENDS APPROVAL OF THE PLAN.

REASONS FOR THE PROPOSED REORGANIZATION

  The Board of Multi-Sector Fund has concluded, based on information presented by Multi-Sector Fund's manager, Prudential Investments Fund Management LLC
(PIFM), that the Reorganization is in the best interests of Multi-Sector Fund and its shareholders. The following are among the reasons for the
Reorganization:

  . MULTI-SECTOR FUND'S INVESTMENT PRACTICES ARE SIMILAR TO THOSE OF THE GROWTH FUND'S. The Funds have identical investment objectives: long-term growth of capital. Multi-Sector Fund has a secondary objective of current income. Although the policies pursued by each Fund to achieve its investment objective are different, Multi-Sector Fund's investment policies are substantially similar to the investment policies of the Growth Fund. As of March 13, 1998, more than 90% of Multi-Sector Fund was invested in conformity with the investment policies of the Growth Fund.

  . SHARES OF THE GROWTH FUND HAVE HAD LOWER EXPENSE RATIOS. For the fiscal year ended April 30, 1997, Multi-Sector Fund shareholders bore annual total operating expenses as a percentage of average net assets of 1.23%, 1.98%, 1.98% and .98% of the Class A, Class B, Class C and Class Z shares, respectively. In contrast, the Growth Fund's annual total operating expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.09%, 1.84%, 1.84% and .84%, respectively, for the fiscal year ended September 30, 1997. Therefore, if shareholders of Multi-Sector Fund approve the Reorganization, it is likely that they will be subject to lower expense ratios as shareholders of the Growth Fund, although there can be no assurance that this will continue.

  . MULTI-SECTOR FUND AND THE GROWTH FUND HAVE MANY OF THE SAME SERVICE PROVIDERS. PIFM serves as the manager of each Fund, Prudential Securities Incorporated serves as their distributor, Prudential Mutual Fund Services LLC is their transfer agent and dividend disbursing agent, and State Street Bank and Trust Company is custodian for each of the Funds. The same individuals serve on the Board of Directors of each Fund. David Poiesz, a Vice President of The Prudential Investment Corporation and a director and Senior Vice President of Jennison Associates LLC, currently is the portfolio manager of both Funds.

  . THE GROWTH FUND'S PERFORMANCE HAS BEEN BETTER THAN MULTI-SECTOR FUND'S. While past performance does not guarantee future results, the performance of the Growth Fund has exceeded that of Multi-Sector Fund, as shown below (all figures are as of February 28, 1998 and reflect reinvestment of dividends and distributions and deduction of recurring fees):

                                                 MULTI-SECTOR FUND
                                    -------------------------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS Z
                                    (INCEPTION (INCEPTION (INCEPTION (INCEPTION
                                     6/29/90)   6/29/90)   8/1/94)    3/1/96)
                                    ---------- ---------- ---------- ----------
AVERAGE ANNUAL TOTAL RETURNS*
One Year...........................   15.14%     15.24%     19.24%     21.39%
Three Years........................   16.45%     16.81%     17.54%       --
Five Years.........................   14.66%     14.83%       --         --
Since Inception....................   12.86%     12.74%     14.63%     16.01%
CUMULATIVE TOTAL RETURNS**
One Year...........................   21.20%     20.24%     20.24%     21.39%
Three Years........................   66.23%     62.41%     62.41%       --
Five Years.........................  108.56%    100.60%       --         --
Since Inception....................  166.26%    150.80%     62.99%     34.51%

                                                    GROWTH FUND
                                    -------------------------------------------
                                     CLASS A    CLASS B    CLASS C    CLASS Z
                                    (INCEPTION (INCEPTION (INCEPTION (INCEPTION
                                     11/2/95)   11/2/95)   11/2/95)   4/15/96)
                                    ---------- ---------- ---------- ----------
AVERAGE ANNUAL TOTAL RETURNS*
One Year...........................   34.74%     35.77%     39.77%     42.19%
Since Inception....................   22.03%     22.83%     23.81%     29.69%
CUMULATIVE TOTAL RETURNS**
One Year...........................   41.83%     40.77%     40.77%     42.19%
Since Inception....................   67.22%     64.28%     64.28%     62.72%

--------
 * With applicable sales charges.
** Without sales charges.

STRUCTURE OF THE FUNDS

  Multi-Sector Fund is authorized to issue 2 billion shares of common stock, $0.001 par value per share, divided into four classes designated Class A, Class B, Class C and Class Z. Each class of shares of Multi-Sector Fund represents an interest in the same assets of Multi-Sector Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

  Jennison Series Fund is authorized to issue 3 billion shares of common stock, $0.001 par value per share, divided into three series. The Growth Fund is authorized to issue 1 billion shares of common stock, $0.001 par value per share. Each Jennison Series Fund series is divided into four classes designated Class A, Class B, Class C and Class Z. There are 250 million authorized shares allocated to each of the four classes of shares in each series of Jennison Series Fund. Each class of shares represents an interest in the same assets of the applicable series (including the Growth Fund) and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Articles of Incorporation of Jennison Series Fund and Multi-Sector Fund, respectively, each Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Boards of Jennison Series Fund and Multi-Sector Fund may increase or decrease the number of authorized shares without shareholder approval. Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of each Fund under certain circumstances. Except for the conversion feature applicable to Class B shares (which convert to Class A shares after approximately seven years), there are no conversion, preemptive or other subscription rights. In the event of liquidation of either Fund, each share thereof is entitled to its portion of that Fund's assets (for the Growth Fund, only as to the assets of the Growth Fund and not to the assets of Jennison Series Fund) after all of its debts and expenses have been paid. Neither Fund's shares have cumulative voting rights for the election of Directors.

INVESTMENT OBJECTIVES AND POLICIES

  Multi-Sector Fund seeks to achieve long-term growth of capital, by investing in domestic and foreign securities, primarily equity securities, of companies in the following economic sectors: autos and housing, basic industry, business services, consumer goods and services, defense and aerospace, energy, environmental, financial services, health care, leisure, natural resources, precious metals, public utilities, retailing, technology and transportation. Multi-Sector Fund has a secondary investment objective of current income. The Growth Fund has an investment objective of long-term growth of capital, which it seeks to achieve by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

CERTAIN DIFFERENCES BETWEEN THE FUNDS

  Although the investment objective of the Growth Fund is identical to that of Multi-Sector Fund, the investment policies of each Fund differ in certain respects. In addition, Multi-Sector pursues a secondary objective of current income, and current income is only incidental for the Growth Fund. The investment strategy employed by Multi-Sector Fund is based on the allocation of assets among certain economic sectors within certain parameters. In contrast, the investment strategy of the Growth Fund focuses on investments in stocks of mid- and large capitalization issuers.

  Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest up to 35% of its total assets in (i) equity securities of other companies that are undergoing changes in management or product and marketing dynamics that have not yet been reflected in reported earnings but that are expected to impact earnings in the intermediate-term--these securities often lack investor recognition and are often favorably valued, (ii) other equity-related securities, (iii) equity securities of foreign issuers (with respect to 20% of its total assets), (iv) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities and (v) investment grade fixed-income securities.

  Under normal circumstances, at least 65% of Multi-Sector Fund's total assets will be invested in equity securities (including domestic and foreign common stock, convertible debt securities and warrants) of companies in up to seven economic sectors. Multi-Sector Fund may invest up to 35% of its total assets in U.S. Government and foreign government securities and U.S. and foreign corporate debt obligations, and Multi-Sector Fund is not otherwise limited in its purchase of foreign securities. While the debt securities in which Multi-Sector Fund may invest will primarily be rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P), the Fund also may invest up to 30% of its total assets in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or in non-rated securities of comparable quality. The Growth Fund may not invest in any fixed-income securities rated lower than investment grade (i.e., lower than Baa/BBB). See "Information About The Growth Fund" and "Information About Multi-Sector Fund."

FEES AND EXPENSES

  MANAGEMENT FEES. PIFM, the manager of Multi-Sector Fund, is compensated pursuant to a management agreement with Multi-Sector Fund at an annual rate of
 .65 of 1% of Multi-Sector Fund's average daily net assets. For the fiscal year ended April 30, 1998, PIFM agreed to limit its management fee to no more than
 .625 of 1% of the first $500 million of the average daily net assets of Multi-Sector Fund, .55 of 1% of the next $500 million and .50 of 1% thereafter. For the fiscal year ended April 30, 1998, Multi-Sector Fund paid management fees of no more than .625% of the Fund's average daily net assets. PIFM, the manager of the Growth Fund, is compensated pursuant to a management agreement with Jennison Series Fund at an annual rate of .60 of 1% of the Growth Fund's average daily net assets.

  Under a subadvisory agreement between PIFM and The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), Prudential Investments manages the portfolio securities of Multi-Sector Fund and is reimbursed by PIFM for its reasonable costs and expenses in providing such services. Under a subadvisory agreement between PIFM and Jennison Associates LLC (Jennison Associates), Jennison Associates manages the portfolio securities of the Growth Fund and is compensated by PIFM for its services at an annual rate of .30 of 1% of the Growth Fund's average daily net assets up to and including $300 million and .25 of 1% of the Growth Fund's average daily net assets in excess of $300 million. Under the terms of each subadvisory agreement, the fee is computed daily and paid monthly. PIFM continues to have responsibility for all investment advisory services pursuant to its respective management agreements and supervises Prudential Investments' and Jennison Associates' performance of their services.

  Prudential Investments and Jennison Associates each are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential).

  DISTRIBUTION FEES. Prudential Securities Incorporated (PSI or Prudential Securities), One Seaport Plaza, New York, New York 10292, serves as the distributor of Class A, Class B, Class C and Class Z shares of Multi-Sector Fund and the Growth Fund. PSI is a wholly-owned subsidiary of Prudential and a corporation organized under the laws of the State of Delaware. No distribution or service fees are paid by Multi-Sector Fund's Class Z shares or by the Growth Fund's Class Z shares.

  Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by Multi-Sector Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), PSI incurs the expenses of distributing Multi-Sector Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of PSI and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions which have entered into agreements with PSI, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of PSI and Prusec associated with the sale of Multi-Sector Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, Multi-Sector Fund is obligated to pay distribution and/or service fees to PSI as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If PSI's expenses exceed its distribution and service fees, Multi-Sector Fund will not be obligated to pay any additional expenses. If PSI's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  Under the Class A Plan, Multi-Sector Fund may pay PSI for its distribution-related activities with respect to Class A shares at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PSI agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal years ended April 30, 1997 and 1998.

  Under the Class B and Class C Plans, Multi-Sector Fund pays PSI for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to PSI of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. PSI also receives contingent deferred sales charges from certain redeeming shareholders.

  Jennison Series Fund has entered into separate Distribution and Service Plans for Class A, Class B and Class C shares of the Growth Fund, which are virtually identical to the Multi-Sector Fund Plans. Similarly, the Jennison Series Fund distribution agreement is virtually identical to the Multi-Sector Fund Distribution Agreement. PSI has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Growth Fund's Class A shares for the fiscal year ending September 30, 1998.

  OTHER EXPENSES. Each Fund also pays certain other expenses in connection with its operation, including accounting, custodian, reports to shareholders, legal, audit and share registration expenses.

  EXPENSE RATIOS. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of Multi-Sector Fund and the Growth Fund. Fee waivers and expense subsidies may increase a Fund's yield and total return. Any fee waiver or subsidy may be terminated at any time without notice, after which a Fund's expenses may increase and its yield and total return may be reduced. Apart from the agreement by PSI to limit its distribution-related fees payable under the Class A Plan to .25 of 1% for the fiscal year ending September 30, 1998, it is not anticipated that the Growth Fund's expenses will be subject to any fee waiver or subsidy in the near future.

  For the fiscal year ended April 30, 1997, total operating expenses stated as a percentage of average net assets of Multi-Sector Fund for Class A, Class B, Class C and Class Z shares were 1.23%, 1.98%, 1.98% and .98%, respectively, and for the six months ended October 31, 1997, they were 1.19%, 1.94%, 1.94% and .94% (each as annualized), respectively.

  For the fiscal year ended September 30, 1997, total operating expenses stated as a percentage of average net assets of the Growth Fund for Class A, Class B, Class C and Class Z shares were 1.09%, 1.84%, 1.84% and .84%, respectively.

  Each Fund's shareholder transaction expenses are shown below and are representative of the shareholder transaction expenses of the Growth Fund following the Reorganization. Note that they are the same for the same class of each Fund. THERE WILL NOT BE ANY SHAREHOLDER TRANSACTION FEE PAYABLE IN CONNECTION WITH THE REORGANIZATION.

                                         MULTI-SECTOR FUND AND THE GROWTH FUND
                         ------------------------------------------------------------------------------
                         CLASS A          CLASS B                        CLASS C                CLASS Z
                         SHARES           SHARES                          SHARES                 SHARES
                         ------- -------------------------        ----------------------        -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......    5%                    None                          None              None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............  None                    None                          None              None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase    None         5% during the first year,       1% on redemptions made     None
  price or redemption                       decreasing by 1%             within one year of
  proceeds, whichever is                 annually to 1% in the               purchase.
  lower)................               fifth and sixth years and
                                         0% the seventh year.*
 Redemption Fees........  None                    None                          None              None
 Exchange Fee...........  None                    None                          None              None

--------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase.

  To assist in understanding the various types of costs and expenses that an investor will bear, set forth below is a comparison of Multi-Sector Fund's and the Growth Fund's operating expenses based on, in the case of Multi-Sector Fund, the fiscal year ended April 30, 1997 and, in the case of the Growth Fund, the fiscal year ended September 30, 1997. The ratios also are shown on a pro forma (estimated) combined basis as of September 30, 1997.

ANNUAL FUND                  CLASS A SHARES               CLASS B SHARES             CLASS C SHARES
OPERATING EXPENSES       --------------------------   -------------------------  -------------------------
(as a percentage of      MULTI-              PRO      MULTI-             PRO     MULTI-             PRO
 average net assets)     SECTOR   GROWTH    FORMA     SECTOR   GROWTH   FORMA    SECTOR   GROWTH   FORMA
                          FUND     FUND    COMBINED    FUND     FUND   COMBINED   FUND     FUND   COMBINED
                         ------   ------   --------   ------   ------  --------  ------   ------  --------
Management Fees.........    .62%+    .60%       .60%     .62%+    .60%      .60%    .62%+    .60%      .60%
12b-1 Fees (After
 Reduction).............    .25++    .25++      .25++   1.00     1.00      1.00    1.00     1.00      1.00
Other Expenses..........    .36      .24        .23      .36      .24       .23     .36      .24       .23
                         ------   ------   --------   ------   ------  --------  ------   ------  --------
Total Fund Operating
 Expenses (After
 Reduction).............   1.23%    1.09%      1.08%    1.98%    1.84%     1.83%   1.98%    1.84%     1.83%
                         ======   ======   ========   ======   ======  ========  ======   ======  ========
ANNUAL FUND                  CLASS Z SHARES
OPERATING EXPENSES       --------------------------
(as a percentage of      MULTI-             PRO
 average net assets)     SECTOR   GROWTH   FORMA
                          FUND     FUND   COMBINED
                         -------- ------- ---------
Management Fees.........    .62%+    .60%      .60%
12b-1 Fees (After
 Reduction).............   None     None      None
Other Expenses..........    .36      .24       .23
                         -------- ------- ---------
Total Fund Operating
 Expenses (After
 Reduction).............    .98%     .84%      .83%
                         ======== ======= =========

  The example set forth below shows the expenses that an investor in the combined fund (assuming approval by Multi-Sector Fund's shareholders) would pay on a $1,000 investment, based upon the pro forma combined ratios set forth above.

                                                           1     3     5    10
                                                          YEAR YEARS YEARS YEARS
EXAMPLE                                                   ---- ----- ----- -----
You would pay the following expenses on a $1,000 invest-
 ment, assuming (1) 5% annual return and (2) redemption
 at the end of each time period:
 Class A................................................  $60   $83  $ 107 $175
 Class B................................................  $69   $88  $ 109 $186
 Class C................................................  $29   $58  $  99 $215
 Class Z................................................  $ 8   $26  $  46 $103
You would pay the following expenses on the same invest-
 ment, assuming no redemption:
 Class A................................................  $60   $83  $ 107 $175
 Class B................................................  $19   $58  $  99 $186
 Class C................................................  $19   $58  $  99 $215
 Class Z................................................  $ 8   $26  $  46 $103

--------
+ Although the Management Agreement provides that Multi-Sector Fund will pay a management fee of .65 of 1% per annum of its average daily net assets, PIFM agreed to limit is management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million and .50 of 1% thereafter for the fiscal year ended April 30, 1998.
++ Although each Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30% per annum of the average daily net assets of the Class A shares, the Distributor agreed to limit its distribution fees with respect to Class A shares so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal years ended April 30, 1997 and 1998 (for Multi-Sector Fund) and September 30, 1997 and 1998 (for the Growth Fund). Total Fund Operating Expenses absent this limitation with respect to Class A shares would be 1.28% for Multi-Sector Fund and 1.14% for the Growth Fund.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in Multi-Sector Fund and the Growth Fund will bear, whether directly or indirectly.

PURCHASE OF SHARES

  Investors may purchase shares of the Funds through Prudential Securities, Prusec or directly from the Funds, through PMFS. The purchase price is the net asset value (NAV) next determined following receipt of an order by PMFS or PSI plus a sales charge which, at the investor's option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors without any sales charge. No sales charges will be imposed in connection with the Reorganization. The information provided below applies to each Fund.

CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
     AMOUNT OF PURCHASE        OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
     ------------------        --------------- --------------- -----------------
     Less than $25,000........      5.00%           5.26%            4.75%
     $25,000 to $49,999.......      4.50            4.71             4.25
     $50,000 to $99,999.......      4.00            4.17             3.75
     $100,000 to $249,999.....      3.25            3.36             3.00
     $250,000 to $499,999.....      2.50            2.56             2.40
     $500,000 to $999,999.....      2.00            2.04             1.90
     $1,000,000 and above.....      None            None             None

  PSI may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933, as amended (Securities Act).

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), PIFM, PMFS or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of each Fund and shares of other mutual funds for which PIFM serves as manager or administrator (Prudential Mutual Funds) (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (Internal Revenue Code) and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with PMFS or Prudential Securities and for which PMFS or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock used by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program. "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The Program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including each Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator. Investors must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of an investor's entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions.

CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). PSI will pay sales commissions from its own resources of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of each Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. PSI anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, PSI will pay, from its own resources, dealers, financial advisers and other persons that distribute Class C shares a commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

  Class Z shares are currently available for purchase by (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which either Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which either Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including either Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares. There are no sales charges associated with the purchase or redemption of Class Z shares.

REDEMPTIONS--HOW TO SELL YOUR SHARES

  Shares of each Fund may be redeemed at any time for cash at the NAV next determined after the redemption request is received in proper form by PMFS or Prudential Securities. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below.

  Redemption of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the investor. The CDSC will be imposed on any redemption which reduces the current value of the investor's Class B or Class C shares to an amount which is lower than the amount of all payments by the investor for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of an investor's shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by PSI.

  The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by a Director of either Fund.

  An investor must notify PMFS either directly or through Prudential Securities or Prusec, at the time of redemption, that he or she is entitled to waiver of the CDSC and provide PMFS with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of the investor's entitlement.

  The CDSC will be waived on redemptions of Class C shares from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Funds track amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in the investor's account (ii) multiplied by the total number of Class B shares purchased and then held in the investor's account. Each time any Eligible Shares in the investor's account convert to Class A shares, all shares or amounts representing Class B shares then in the investor's account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares. Since annual distribution related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, the investor may receive fewer Class A shares than Class B shares converted.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Funds will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

EXCHANGE PRIVILEGES

  Shareholders of each Fund have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B, Class C and Class Z shares of each Fund may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another Prudential Mutual Fund on the basis of their relative net asset value. No sales charge will be imposed at the time of the exchange. Any CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in the money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc.

  A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which either of the Funds is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  An exchange of shares of either Fund for shares of another Prudential Mutual Fund is treated as a redemption of Fund shares and purchase of the other fund's shares for tax purposes. Each Fund's exchange privilege is not a right and may be suspended, modified or terminated at any time on sixty days' notice.

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Growth Fund and Multi-Sector Fund currently distribute semi-annually to their shareholders dividends from all of their respective net investment income and make distributions of any net capital gains at least annually. Shareholders of Multi-Sector Fund and the Growth Fund receive dividends and other distributions in additional shares of the Funds, unless shareholders elect in writing not less than five business days prior to the record date to receive dividends and other distributions in cash. Dividends paid by the Growth Fund and Multi-Sector Fund with respect to each class of their respective shares, to the extent any are paid, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of the Growth Fund's or Multi-Sector Fund's shares.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION

  Multi-Sector Fund and Jennison Series Fund have received an opinion of Gardner, Carton & Douglas to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized to either Fund on the transfer to the Growth Fund of all of Multi-Sector Fund's assets and the assumption of all of its liabilities, if any, or to shareholders of Multi-Sector Fund on their receipt of shares of the Growth Fund. The tax basis for such shares to be received by a Multi-Sector Fund shareholder will be the same as the shareholder's tax basis for the shares of Multi-Sector Fund to be constructively surrendered in exchange therefor. In addition, the holding period of the Growth Fund shares to be received by a shareholder pursuant to the Reorganization will include the period during which the shares of Multi-Sector Fund to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the Reorganization. See "The Proposed Transaction--Federal Income Tax Considerations" below.

                            PRINCIPAL RISK FACTORS

  Because the Funds' investment objectives are identical, the Funds will be subject, in many instances, to similar investment risks. Below is a summary of these risks.

FOREIGN SECURITIES

  The Growth Fund may invest up to 20% of its total assets in foreign equity securities. Multi-Sector is not limited in its purchase of foreign securities, which may include equity and debt securities, including foreign government securities.

  Investment in foreign securities involves additional risks and considerations not typically associated with investing in U.S. Government securities and domestic issuers. Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about foreign issuers than about domestic issuers and foreign issuers are generally not subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuer of such securities.

HIGH YIELD SECURITIES

  The Growth Fund may invest up to 35% of its total assets in investment grade fixed-income securities rated Baa or higher by Moody's, BBB or higher by S&P or in non-rated securities of comparable quality. Multi-Sector Fund may invest up to 35% of its total assets in U.S. and foreign government and corporate debt obligations, with 30% of its total assets in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or in non-rated securities of comparable quality. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P or Ba or lower by Moody's, commonly known as "junk bonds," are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity and the market perception of the creditworthiness of the issuer (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions.

HEDGING AND RETURN ENHANCEMENT ACTIVITIES

  Each Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include the purchase and sale of call options on stocks and stock indices and, for the Growth Fund, on foreign currencies. Multi-Sector Fund may purchase (but not write) put options on stocks and stock indices, and the Growth Fund may purchase and write put options on stocks, stock indices and foreign currencies. Each Fund may purchase and write futures contracts and related options (for Multi-Sector, on interest-bearing securities, interest rate indices and stock indices and, for the Growth Fund, on stock indices and foreign currencies). Each Fund may also use forward foreign exchange contracts for hedging purposes. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. The investment adviser of each Fund believes that there is no appreciable difference in risks between the Funds' hedging and return enhancement activities.

  Participation in the options and futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Each Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities markets or interest rates is inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include:
(1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that each Fund maintain "cover" or segregate securities in connection with hedging transactions.

SHORT SALES

  Each Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales), except that the Growth Fund has no current intention of doing so. Generally, to complete such a transaction, the Fund may borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of each Fund's net assets will be, when added together, (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) segregated in connection with short sales.

BORROWING

  Each Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and Multi-Sector Fund also may borrow to take advantage of investment opportunities. Each Fund may pledge up to 20% of its total assets to secure such borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If a Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

REALIGNMENT OF INVESTMENT PORTFOLIO

  The investment adviser of the Growth Fund anticipates selling certain securities in the investment portfolio of the combined Fund following the consummation of the Reorganization. The investment adviser of the Growth Fund expects that these sales of securities acquired from Multi-Sector Fund and the purchase of other securities may affect the aggregate amount of taxable gains and losses generated by the Growth Fund.

                           THE PROPOSED TRANSACTION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Prospectus and Proxy Statement.

  The Plan contemplates (i) the Growth Fund acquiring all of the assets of Multi-Sector Fund in exchange solely for Class A, Class B, Class C and Class Z shares of the Growth Fund and the assumption by the Growth Fund of all of Multi-Sector Fund's liabilities, if any, as of the Closing Date, (ii) the constructive distribution on the Closing Date of such Class A, Class B, Class C and Class Z shares to the Class A, Class B, Class C and Class Z shareholders, respectively, of Multi-Sector Fund and (iii) the liquidation of Multi-Sector Fund.

  The assets of Multi-Sector Fund to be acquired by the Growth Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Multi-Sector Fund's books, and other property owned by Multi-Sector Fund on the Closing Date. The Growth Fund will assume from Multi-Sector Fund all debts, liabilities, obligations and duties of whatever kind or nature. In exchange for the transfer by Multi-Sector Fund of these assets to the Growth Fund and the assumption of these liabilities, the Growth Fund will issue and deliver to Multi-Sector Fund full and fractional shares equal in number to the number of full and fractional shares of Multi-Sector Fund then outstanding.

  As soon as practicable after the Closing Date, Multi-Sector Fund will distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of the Growth Fund received by Multi-Sector Fund in exchange for such shareholders' shares of Multi-Sector Fund. Such distribution will be accomplished by opening accounts on the books of the Growth Fund in the names of the Multi-Sector Fund shareholders and by transferring thereto Class A, Class B, Class C and Class Z shares of the Growth Fund previously credited to the account of Multi-Sector Fund on those books. Each shareholder account shall be credited with the respective pro rata number of the Growth Fund Class A, Class B, Class C and Class Z shares due to the shareholder in whose name the account is established. Fractional shares of the Growth Fund will be rounded to the third decimal place.

  Accordingly, every shareholder of Multi-Sector Fund will own Class A, Class B, Class C and Class Z shares of the Growth Fund immediately after the Reorganization that, except for rounding, will be equal in value to the total value of that shareholder's full and fractional Class A, Class B, Class C and Class Z shares of Multi-Sector Fund immediately prior to the Reorganization. Thus, the Reorganization will not result in a dilution of the value of any shareholder account.

  Any transfer taxes payable upon issuance of shares of the Growth Fund in a name other than that of the registered holder of the shares constructively exchanged therefor shall be paid by the person to whom such Growth Fund shares are to be issued, as a condition of such transfer.

  The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of Multi-Sector Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would detrimentally affect the value of the Growth Fund shares to be distributed.

REASONS FOR THE REORGANIZATION

  The Board of Multi-Sector Fund, including a majority of the Independent Directors, has determined that the interests of Multi-Sector Fund shareholders will not be diluted as a result of the Reorganization and that the Reorganization is in the best interests of Multi-Sector Fund. In addition, the Board of Jennison Series Fund, including a majority of the Independent Directors, has determined that the interests of the Growth Fund shareholders will not be diluted as a result of the Reorganization and that the Reorganization is in the best interests of the Growth Fund. Each Board is comprised of the same individuals.

  The reasons for the proposed Reorganization are summarized above under "Synopsis--Reasons for the Proposed Reorganization." The Boards of Jennison Series Fund and Multi-Sector Fund based their decisions to approve the Plan on an inquiry into a number of factors, including the following:

    (1) the compatibility of the investment objective, policies and restrictions of each Fund;

    (2) the relative past and current growth in assets and investment performance and future prospects of each Fund;

    (3) the effect of the Reorganization on the expense ratios of the Growth
  Fund;

    (4) the costs of the Reorganization, which will be paid for by Multi-Sector Fund and the Growth Fund in proportion to their respective asset levels;

    (5) the tax-free nature of the Reorganization to each Fund and its shareholders;

    (6) the potential benefits to the shareholders of Multi-Sector Fund, who will have the opportunity to invest in a Fund with similar investment policies, but with a history of better performance and lower expense ratios; and

    (7) the potential benefits to the Growth Fund, which will have the opportunity to further increase its assets and acquire securities consistent with its investment objective and policies.

  If the Plan is not approved by the Multi-Sector Fund shareholders, the Multi-Sector Fund Board may consider other appropriate action, such as a merger or other business combination with an investment company other than the Growth Fund.

DESCRIPTION OF SECURITIES TO BE ISSUED

  Class A, Class B, Class C and Class Z shares of the Growth Fund will be issued to Multi-Sector Fund shareholders on the Closing Date. Jennison Series Fund is authorized to issue 3 billion shares of common stock, $.001 par value per share, divided into three series, Prudential Active Balanced Fund, Prudential Jennison Growth & Income Fund and the Growth Fund. The Growth Fund is authorized to issue 250 million shares each of Class A, Class B, Class C and Class Z common stock. Each Class A, Class B, Class C and Class Z share will represent an equal and proportionate interest in the same assets of the Growth Fund. For further discussion of the Growth Fund's shares, see "Synopsis--Structure of the Funds" above.

FEDERAL INCOME TAX CONSIDERATIONS

  Multi-Sector Fund and Jennison Series Fund have received an opinion from Gardner, Carton & Douglas, which opinion is based on representations made by each Fund, to the effect that (1) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code; (2) a Multi-Sector Fund shareholder will recognize no gain or loss as a result of the receipt of Class A, Class B, Class C or Class Z shares of the Growth Fund solely in exchange for Class A, Class B, Class C or Class Z shares of Multi-Sector Fund pursuant to the Reorganization (Internal Revenue Code section 354(a)(1)) and the liquidation of Multi-Sector Fund; (3) no gain or loss will be recognized by Multi-Sector Fund as a result of the transfer of its assets to the Growth Fund in exchange solely for Class A, Class B, Class C and Class Z shares of the Growth Fund, the assumption by the Growth Fund of Multi-Sector Fund's liabilities, if any, and the subsequent distribution of the Growth Fund shares to Multi-Sector Fund's shareholders in liquidation thereof (Internal Revenue Code sections 361(a), 361(c)(1), 361(c)(4) and 357(a)); (4) no gain or loss will be recognized by the Growth Fund on the acquisition of such assets in exchange solely for the Growth Fund's Class A, Class B, Class C and Class Z shares and its assumption of Multi-Sector Fund's liabilities, if any (Internal Revenue Code section 1032(a)); (5) the Growth Fund's basis in the assets to be received pursuant to the Reorganization will be the same as the basis thereof in Multi-Sector Fund's hands immediately before the Reorganization, and the Growth Fund's holding period for those assets will include Multi-Sector Fund's holding period therefor (Internal Revenue Code sections 362(b) and 1223(2)); (6) a Multi-Sector Fund shareholder's basis in the Class A, Class B, Class C and Class Z shares of the Growth Fund to be received by him pursuant to the Reorganization will be the same as his basis in the Class A, Class B, Class C and Class Z shares of Multi-Sector Fund to be constructively surrendered in exchange therefor (Internal Revenue Code section 358(a)(1)); and (7) the holding period of the Class A, Class B, Class C and Class Z shares of the Growth Fund to be received by a shareholder of Multi-Sector Fund pursuant to the Reorganization will include the period during which the Class A, Class B,

Class C and Class Z shares of Multi-Sector Fund to be constructively surrendered in exchange therefor were held, provided the latter shares were held as capital assets by the shareholder on the date of the Reorganization (Internal Revenue Code section 1223(1)). It should be noted that no ruling has been sought by the IRS and that an opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that the proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of Multi-Sector Fund's assets to the Growth Fund followed by the taxable liquidation of Multi-Sector Fund, and shareholders of Multi-Sector Fund would recognize gain or loss as a result of such transaction.

  Shareholders of Multi-Sector Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CERTAIN COMPARATIVE INFORMATION ABOUT JENNISON SERIES FUND AND MULTI-SECTOR
FUND

  ORGANIZATION. Jennison Series Fund and Multi-Sector Fund is each a Maryland corporation, and the rights of their shareholders are governed by their respective Articles of Incorporation, By-Laws and applicable Maryland law.

  CAPITALIZATION. Jennison Series Fund is authorized to issue 3 billion shares of common stock, par value $.001 per share, divided into three series. The Growth Fund is authorized to issue 1 billion shares of common stock, par value $.001 per share. The shares are divided into four classes, designated Class A, Class B, Class C and Class Z, each consisting of 250 million authorized shares. Multi-Sector Fund is authorized to issue 2 billion shares of common stock, par value $.001 per share. Multi-Sector Fund also offers four classes of shares, designated Class A, Class B, Class C and Class Z.

  In addition, the Board of Jennison Series Fund may authorize an increase in the number of authorized shares and each Board may reclassify unissued shares to authorize additional classes of shares having terms and rights determined by the respective Board without shareholder approval.

  SHAREHOLDER MEETINGS AND VOTING RIGHTS. Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares entitled to vote. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office was elected by shareholders.

  Shareholders of the Growth Fund and of Multi-Sector Fund are entitled to one vote for each share on all matters submitted to a vote of their shareholders, respectively, under Maryland law. Under each Fund's Articles of Incorporation, approval of certain matters, such as an amendment to the Articles of Incorporation, merger, consolidation or transfer of all or substantially all assets, or a dissolution generally requires the affirmative vote of a majority of the outstanding shares of common stock of the Fund.

  Jennison Series Fund's By-Laws and Multi-Sector Fund's By-Laws each provide that the presence in person or by proxy of the holders of record of one-third of the shares of the Fund's common stock issued and outstanding and entitled to vote shall constitute a quorum at a shareholders' meeting, except as otherwise provided in the Articles of Incorporation.

  SHAREHOLDER LIABILITY. Under Maryland law, shareholders of Multi-Sector Fund and of Jennison Series Fund have no personal liability as such for Multi-Sector Fund's and Jennison Series Fund's acts or obligations, respectively.

  LIABILITY AND INDEMNIFICATION OF DIRECTORS. Under Jennison Series Fund's Articles of Incorporation and Maryland law, a Director or officer of the Fund is not liable to Jennison Series Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent such exemption from liability or limitation thereof is not permitted by law, including the Investment Company Act. The same is true for Directors of Multi-Sector Fund, under its Articles of Incorporation and Maryland law.

  Under the Investment Company Act, a Director may not be protected against liability to a Fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the SEC interprets the Investment Company Act to require additional limits on indemnification of Directors and officers.

  The foregoing is only a summary of certain comparative information about Multi-Sector Fund and Jennison Series Fund and their respective Articles of Incorporation and By-Laws.

PRO FORMA CAPITALIZATION AND RATIOS

  The following table shows the capitalization of Multi-Sector Fund and the Growth Fund as of September 30, 1997 and the pro forma combined capitalization as if the Reorganization had occurred on that date.

                                             MULTI-SECTOR             PRO FORMA
                                                 FUND     GROWTH FUND COMBINED
                                             ------------ ----------- ---------
Net Assets (000)
 Class A....................................   $281,098    $145,022   $426,120
 Class B....................................   $166,161    $419,405   $585,566
 Class C....................................   $  4,651    $ 25,134   $ 29,785
 Class Z....................................   $ 17,373    $609,869   $627,242
Net Asset Value per share
 Class A....................................   $  16.41    $  15.39   $  15.39
 Class B....................................   $  15.91    $  15.18   $  15.18
 Class C....................................   $  15.90    $  15.18   $  15.18
 Class Z....................................   $  16.46    $  15.45   $  15.45
Shares Outstanding (000)
 Class A....................................     17,126       9,421     27,688
 Class B....................................     10,447      27,625     38,575
 Class C....................................        292       1,656      1,962
 Class Z....................................      1,056      39,478     40,598

  The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon weighted average shares outstanding during the relevant period) of Multi-Sector Fund for the six months ended October 31, 1997 (annualized) and of the Growth Fund for the fiscal year ended September 30, 1997. The ratios also are shown on a pro forma combined basis as of September 30, 1997.

                                            MULTI-SECTOR             PRO FORMA
                                                FUND     GROWTH FUND COMBINED
                                            ------------ ----------- ---------
Ratio of expenses to average net assets
 Class A...................................     1.19%        1.09%     1.08%
 Class B...................................     1.94%        1.84%     1.83%
 Class C...................................     1.94%        1.84%     1.83%
 Class Z...................................      .94%         .84%      .83%
Ratio of net investment income to average
 net assets
 Class A...................................    (.18)%       (.25)%    (.24)%
 Class B...................................    (.85)%      (1.00)%    (.99)%
 Class C...................................    (.89)%      (1.00)%    (.99)%
 Class Z...................................      .13%         -- %      .01%

                       INFORMATION ABOUT THE GROWTH FUND

FINANCIAL INFORMATION

  For financial information for the Growth Fund, see "Financial Highlights" in the Prospectus for the Growth Fund and the other series of Jennison Series Fund (Jennison Series Fund's Prospectus) and the Annual Report to Shareholders for the Growth Fund for the fiscal year ended September 30, 1997, which is available without charge upon request to Jennison Series Fund. See "Additional Information" below.

GENERAL

  For a discussion of the organization, classification and sub-classification of the Growth Fund, see "General Information" and "Fund Highlights--Growth Fund" in Jennison Series Fund's Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

  For a discussion of the Growth Fund's investment objective and policies and risk factors associated with an investment in the Growth Fund, see "How the Funds Invest" in Jennison Series Fund's Prospectus.

BOARD OF DIRECTORS

  For a discussion of the responsibilities of Jennison Series Fund's Board of Directors, see "How the Funds are Managed" in Jennison Series Fund's Prospectus.

MANAGER AND PORTFOLIO MANAGER

  For a discussion of the Growth Fund's Manager, subadviser and portfolio managers, distributor and transfer agent, see "How the Funds are Managed" in Jennison Series Fund's Prospectus.

PORTFOLIO TRANSACTIONS

  For a discussion of the Growth Fund's policy with respect to brokerage, see "How the Funds are Managed-- Portfolio Transactions" in Jennison Series Fund's Prospectus.

PERFORMANCE

  For a discussion of the Growth Fund's performance during the fiscal year ended September 30, 1997, see Appendix B hereto and the Annual Report to Shareholders for the fiscal year ended September 30, 1997, which is available without charge upon request to Jennison Series Fund. See "Additional Information" below.

GROWTH FUND'S SHARES

  For a discussion of the Growth Fund's shares, including voting rights and the exchange privilege, and how the shares may be purchased and redeemed, see "Shareholder Guide" and "General Information" in Jennison Series Fund's Prospectus.

NET ASSET VALUE

  For a discussion of how the offering price of the Growth Fund's shares is determined, see "How Each Fund Values it Shares" in Jennison Series Fund's Prospectus.

TAXES, DIVIDENDS AND DISTRIBUTIONS

  For a discussion of the Growth Fund's policy with respect to dividends and distributions and the tax consequences of an investment in its shares, see "Taxes, Dividends and Distributions" in Jennison Series Fund's Prospectus.

ADDITIONAL INFORMATION

  Additional information concerning the Growth Fund is incorporated herein by reference from Jennison Series Fund's current Prospectus dated January 23, 1998, a copy of which accompanies this Prospectus/Proxy Statement. Copies of the Growth Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1997 are available without charge upon oral or written request to Jennison Series Fund. To obtain another copy of Jennison Series Fund's Prospectus or the Growth Fund's Annual Report, call (800) 225-1852 or write to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Shareholder inquiries should be addressed to Jennison Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by telephone at (800) 225-1852 (toll free) or from outside the U.S.A. at (908) 417-7555 (collect).

                      INFORMATION ABOUT MULTI-SECTOR FUND

FINANCIAL INFORMATION

  For financial information about Multi-Sector Fund, see "Financial Highlights" in Multi-Sector Fund's Prospectus and its Annual Report to Shareholders for the fiscal year ended April 30, 1997 and its Semi-Annual Report to Shareholders for the six months ended October 31, 1997, which are available without charge upon request to Multi-Sector Fund. See "Additional Information" below.

GENERAL

  For a discussion of the organization, classification and sub-classification of Multi-Sector Fund, see "General Information" and "Fund Highlights" in the Multi-Sector Fund Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

  For a discussion of Multi-Sector Fund's investment objectives and policies and of risk factors associated with an investment in Multi-Sector Fund, see "How the Fund Invests" in the Multi-Sector Fund Prospectus.

BOARD OF DIRECTORS

  For a discussion of the responsibilities of Multi-Sector Fund's Board, see "How the Fund is Managed" in the Multi-Sector Fund Prospectus.

MANAGER AND PORTFOLIO MANAGER

  For a discussion of Multi-Sector Fund's Manager and subadviser and portfolio manager, distributor and transfer agent, see "How the Fund is Managed" in the Multi-Sector Fund Prospectus.

PORTFOLIO TRANSACTIONS

  For a discussion of Multi-Sector Fund's policy with respect to brokerage, see "How the Fund is Managed--Portfolio Transactions" in the Multi-Sector Fund Prospectus.

PERFORMANCE

  For a discussion of Multi-Sector Fund's performance during the fiscal year ended April 30, 1997 and the six months ended October 31, 1997, see Appendix B hereto and the Annual Report to Shareholders for the fiscal year ended April 30, 1997 and the Semi-Annual Report to Shareholders for the six months ended October 31, 1997, which are available without charge upon request to Multi-Sector Fund. See "Additional Information" below.

MULTI-SECTOR FUND'S SHARES

  For a discussion of Multi-Sector Fund's shares, including voting rights and the exchange privilege and how the shares may be purchased and redeemed, see "General Information" and "Shareholder Guide" in the Multi-Sector Fund Prospectus.

NET ASSET VALUE

  For a discussion of how the offering price of Multi-Sector Fund shares is determined, see "How the Fund Values its Shares" in the Multi-Sector Fund Prospectus.

TAXES, DIVIDENDS AND DISTRIBUTIONS

  For a discussion of Multi-Sector Fund's policy with respect to dividends and distributions and the tax consequences of an investment in its shares, see "Taxes, Dividends and Distributions" in the Multi-Sector Fund Prospectus.

ADDITIONAL INFORMATION

  Additional information concerning Multi-Sector Fund is incorporated herein by reference from Multi-Sector Fund's current Prospectus dated June 30, 1997, as supplemented on September 8, 1997 and January 2, 1998. Copies of Multi-Sector Fund's Prospectus and Multi-Sector Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1997 and Multi-Sector Fund's Semi-Annual Report to Shareholders for the six months ended October 31, 1997 are available without charge upon oral or written request to Multi-Sector Fund. To obtain Multi-Sector Fund's Prospectus or Annual or Semi-Annual Report, call (800) 225-1852 or write to Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Shareholder inquiries should be addressed to Multi-Sector Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll free) or from outside the U.S.A. at (908) 417-7555 (collect).

  Multi-Sector Fund and the Growth Fund are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith file reports and other information with the SEC. Reports and other information filed by Multi-Sector Fund and the Growth Fund can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York (7 World Trade Center, Suite 1300, New York, New York 10048) and Chicago (Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661-2511). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

                              VOTING INFORMATION

  A majority of the shares of Multi-Sector Fund outstanding on May 1, 1998, represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote for the proposed adjournment, unless directed to disapprove the proposal, in which case such shares will be voted against the proposed adjournment. Any questions as to an adjournment of the Meeting will be voted on by the persons named in the enclosed Proxy in the same manner that the Proxies are instructed to be voted. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified on a Proxy, the shares represented thereby will be voted for the proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of Multi-Sector Fund or by attendance at the Meeting. If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote (an abstention) represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and be deemed not cast. Also, a properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

  Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of common stock of Multi-Sector Fund.

  The close of business on May 1, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, Multi-Sector Fund had 30,142,216 shares outstanding and entitled to vote. Each outstanding full share of Multi-Sector Fund will be entitled to one vote at the Meeting, and each outstanding fractional share of Multi-Sector Fund will be entitled to a proportionate fractional part of one vote. As of May 1, 1998, the Directors and officers of Multi-Sector Fund, as a group, owned less than 1% of the outstanding shares of Multi-Sector Fund and the Directors and officers of Jennison Series Fund, as a group, owned less than 1% of the outstanding shares of the Growth Fund. Prudential intends to vote any shares for which it has direct voting authority FOR the proposed Reorganization.

  The expenses of the Reorganization and the solicitation of proxies will be borne by Multi-Sector Fund and the Growth Fund in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to the shareholders of Multi-Sector Fund. Shareholder Communications Corporation, a proxy solicitation firm, has been retained to assist in the solicitation of Proxies for the Meeting. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $55,000, excluding mailing and printing costs. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or oral communication by regular employees of Prudential Securities and its affiliates, including PIFM. This cost also will be borne by Multi-Sector Fund and the Growth Fund in proportion to their respective assets.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders of Multi-Sector Fund arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of Multi-Sector Fund, taking into account all relevant circumstances.

                            SHAREHOLDERS' PROPOSALS

  Any Multi-Sector Fund shareholder proposal intended to be presented at any subsequent meeting of the shareholders of Multi-Sector Fund must be received by Multi-Sector Fund a reasonable time before the Board's solicitation relating to such meeting is made in order to be included in Multi-Sector Fund's Proxy Statement and form of Proxy relating to that meeting. In the event that the Plan is approved at this Meeting, it is not expected that there will be any future shareholder meetings of Multi-Sector Fund.

  It is the present intent of the Boards of Multi-Sector Fund and Jennison Series Fund not to hold annual meetings of shareholders unless the election of Directors is required under the Investment Company Act nor hold special meetings of shareholders unless required by the Investment Company Act or state law.

                                                S. Jane Rose
                                                 Secretary

Dated: May 12, 1998

                                  APPENDIX A

             AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  Agreement and Plan of Reorganization and Liquidation (Agreement) made as of the 12th day of May, 1998, by and between Prudential Multi-Sector Fund, Inc. (Acquiree Fund) and Prudential Jennison Growth Fund, a series of Prudential Jennison Series Fund, Inc. (Acquiror Fund) (collectively, the Funds and each individually, a Fund). Prudential Multi-Sector Fund, Inc. and Prudential Jennison Series Fund, Inc. (Jennison Series Fund) are Maryland corporations and maintain their principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Each Fund's shares are divided into four classes: Class A, Class B, Class C and Class Z shares.

  This Agreement is intended to be, and is adopted as, a plan of a reorganization pursuant to section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). The reorganization will comprise the transfer of all of the assets of Acquiree Fund in exchange solely for the Class A, Class B, Class C and Class Z shares of Acquiror Fund and Acquiror Fund's assumption of all of Acquiree Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Acquiror Fund to the shareholders of Acquiree Fund in liquidation of Acquiree Fund as provided herein, all upon the terms and conditions as hereinafter set forth. (The foregoing transactions are referred to herein as the Reorganization.)

  In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

  1. TRANSFER OF ASSETS OF ACQUIREE FUND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF ACQUIROR FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF ACQUIREE FUND.

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquiree Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Acquiror Fund, and Acquiror Fund agrees (a) to issue and deliver to Acquiree Fund in exchange therefor the number of Class A, Class B, Class C and Class Z shares of Acquiror Fund determined by dividing the net asset value allocable to Class A, Class B, Class C and Class Z shares, respectively, of Acquiree Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of a Class A, Class B, Class C and Class Z share of Acquiror Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Acquiree Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2. The assets of Acquiree Fund to be acquired by Acquiror Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Acquiree Fund and any deferred and prepaid expenses shown as assets on the books of Acquiree Fund on the closing date provided in paragraph 3.1 (Closing Date).

    1.3. Acquiror Fund will assume from Acquiree Fund all debts, liabilities, obligations and duties of Acquiree Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing Date, and whether or not specifically referred to in this Agreement; provided, however, that Acquiree Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4. On or immediately prior to the Closing Date, Acquiree Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to section 851 of the Internal Revenue Code.

    1.5. On a date (Liquidation Date), as soon after the Closing Date as is conveniently practicable, Acquiree Fund will distribute pro rata to its shareholders of record, determined as of the close of business on the Closing Date, the shares of Acquiror Fund received by Acquiree Fund pursuant to paragraph 1.1 in exchange for their interest in Acquiree Fund. Such distribution will be accomplished by opening accounts on the books of Acquiror Fund in the names of Acquiree Fund shareholders and transferring thereto the shares credited to the account of Acquiree Fund on the books of Acquiror Fund. Each such shareholder account shall be credited with the respective pro rata number of Acquiror Fund shares due the shareholder in whose name the account is established. Fractional shares of Acquiror Fund shall be rounded to the third decimal place.

    1.6. Acquiror Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Acquiree Fund shareholder holding Acquiree Fund stock certificates as of the Closing Date, until Acquiror Fund is notified by the Acquiree Fund transfer agent that such shareholder has surrendered his or her outstanding Acquiree Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Acquiror Fund will not permit such shareholder to (1) receive dividends or other distributions on Acquiror Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Acquiror Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Acquiror Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Acquiror Fund shares in cash as provided in the preceding sentence, Acquiror Fund shall pay such dividends or other distributions in additional Acquiror Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Acquiree Fund. Acquiree Fund will, at its expense, request its shareholders to surrender their outstanding Acquiree Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7. Ownership of Acquiror Fund shares will be shown on the books of Jennison Series Fund's transfer agent. Shares of Acquiror Fund will be issued in the manner described in Jennison Series Fund's then-current prospectus and statement of additional information.

    1.8. Any transfer taxes payable upon issuance of shares of Acquiror Fund in a name other than the registered holder of the shares on the books of Acquiree Fund as of the time of transfer thereof shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9. Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Acquiree Fund is and shall remain the responsibility of Acquiree Fund up to and including the Liquidation Date.

    1.10. All books and records of Acquiree Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (Investment Company Act) and the rules and regulations thereunder, shall be available to Acquiror Fund from and after the Closing Date and shall be turned over to Acquiror Fund on or prior to the Liquidation Date.

    1.11. On or about the Closing Date, Acquiree Fund shall file Articles of Transfer with the State Department of Assessment and Taxation of the State of Maryland, and as soon as reasonably practicable after the Closing Date, Acquiree Fund shall file Articles of Dissolution with the State Department of Assessment and Taxation of the State of Maryland, and any further actions shall be taken in connection therewith as required by applicable law.

  2. VALUATION

    2.1. The value of Acquiree Fund's assets and liabilities to be acquired and assumed, respectively, by Acquiror Fund shall be the net asset value of Acquiree Fund computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Acquiree Fund's then-current prospectus and statement of additional information.

    2.2. The net asset value of each Class A, Class B, Class C and Class Z share of Acquiror Fund shall be the net asset value per such share computed on a class-by-class basis as of the Valuation Time, using the valuation procedures set forth in Jennison Series Fund's then-current prospectus and statement of additional information.

    2.3. The number of Acquiror Fund shares to be issued (including fractional shares, if any) in exchange for Acquiree Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4. All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

  3. CLOSING AND CLOSING DATE

    3.1. Except as provided in paragraph 3.3, the date of the closing shall be June 26, 1998, or such later date as the parties may agree (Closing
  Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Acquiror Fund or at such other place as the parties may agree.

    3.2. State Street Bank and Trust Company (State Street), as custodian for Acquiree Fund, shall deliver to Acquiror Fund a certificate of an authorized officer of State Street stating that (a) Acquiree Fund's portfolio securities, cash and any other assets have been transferred in proper form to Acquiror Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading (other than prior to, or following the close of, trading on such exchange on a regular business day) or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Acquiree Fund and of the net asset value per share of Acquiror Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4. Acquiree Fund shall deliver to Acquiror Fund on or prior to the Liquidation Date the names and addresses of Acquiree Fund's shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of the Fund. Acquiror Fund shall issue and deliver at the Closing a confirmation or other evidence satisfactory to Acquiree Fund that shares of Acquiror Fund have been or will be credited to Acquiree Fund's account on the books of Acquiror Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

  4. REPRESENTATIONS AND WARRANTIES

    4.1. Acquiree Fund represents and warrants as follows:

      4.1.1. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiree Fund or any of its properties or assets, except as previously disclosed in writing to Acquiror Fund. Acquiree Fund knows of no facts that might form the basis for the institution of such litigation, proceedings or investigation, and Acquiree Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      4.1.2. The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Acquiree Fund at April 30, 1997 and for the year then ended have been audited by Price Waterhouse LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Acquiree Fund as of and for the period ended on such date, and there are no material known liabilities of Acquiree Fund (contingent or otherwise) not disclosed therein;

      4.1.3. Since April 30, 1997, there has not been any material adverse change in Acquiree Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiree Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiror Fund. For the purposes of this paragraph 4.1.3, a decline in net asset value or a decrease in the number of shares outstanding shall not constitute a material adverse change;

      4.1.4. At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiree Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquiree Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      4.1.5. Acquiree Fund is a "fund" as defined in section 851(h)(2) of the Internal Revenue Code; for each past taxable year since it commenced operations, Acquiree Fund (a) has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year and (b) has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Acquiree Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it. Acquiree Fund's assets shall be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing;

      4.1.6. All issued and outstanding shares of Acquiree Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Acquiree Fund will, at the time of the Closing, be held in the names of the persons and in the amounts set forth in the list of shareholders submitted to Allocation Fund in accordance with the provisions of paragraph 3.4. Acquiree Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares that have the conversion feature described in Acquiree Fund's current prospectus;

      4.1.7. At the Closing Date, Acquiree Fund will have good and marketable title to its assets to be transferred to Acquiror Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Acquiror Fund will acquire good and marketable title thereto;

      4.1.8. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Acquiree Fund and by all necessary corporate action, other than shareholder approval, on the part of Acquiree Fund, and this Agreement constitutes a valid and binding obligation of Acquiree Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity. At the Closing Date, the performance of this Agreement shall have been duly authorized by all necessary action by Acquiree Fund's shareholders;

      4.1.9. The information furnished and to be furnished by Acquiree Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transaction contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

      4.1.10. On the effective date of the registration statement filed with the SEC by Jennison Series Fund on Form N-14 relating to the shares of Acquiror Fund issuable thereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Acquiree Fund and on the Closing Date, the Proxy Statement of Acquiree Fund and the Prospectus of Acquiror Fund and each other document to be included in the Registration Statement (collectively, Proxy Statement):

      (a) will comply in all material respects with the provisions of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act and the rules and regulations thereunder, and

      (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.10 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Acquiror Fund for use therein.

    4.2. Acquiror Fund represents and warrants as follows:

      4.2.1. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Jennison Series Fund or any of its properties or assets, except as previously disclosed in writing to Acquiree Fund. Jennison Series Fund knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and Jennison Series Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      4.2.2. The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Acquiror Fund at September 30, 1997 and for the fiscal year then ended have been audited by Price Waterhouse LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Acquiror Fund as of and for the period ended on such date, and there are no material known liabilities of Acquiror Fund (contingent or otherwise) not disclosed therein;

      4.2.3. Since September 30, 1997, there has not been any material adverse change in Acquiror Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Acquiror Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiree Fund. For the purposes of this paragraph 4.2.3, a decline in net asset value or a decrease in the number of shares outstanding shall not constitute a material adverse change;

      4.2.4. At the date hereof and at the Closing Date, all federal and other tax returns and reports of Acquiror Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Acquiror Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      4.2.5. Acquiror Fund is a "fund" as defined in section 851(h)(2) of the Internal Revenue Code; for each past taxable year since it commenced operations, Acquiror Fund (a) has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year and (b) has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Acquiror Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it. Acquiror Fund's assets shall be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing;

      4.2.6. All issued and outstanding shares of Acquiror Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Acquiror Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares except for the Class B shares that have the conversion feature described in Jennison Series Fund's current prospectus;

      4.2.7. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of Jennison Series Fund and by all necessary corporate action on the part of Acquiror Fund, and this Agreement constitutes a valid and binding obligation of Acquiror Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors' rights and by general principles of equity;

      4.2.8. The shares of Acquiror Fund to be issued and delivered to Acquiree Fund pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Acquiror Fund, fully paid and non-assessable, and no shareholder of Jennison Series Fund has any pre-emptive right to subscribe therefor or purchase such shares;

      4.2.9. The information furnished and to be furnished by Acquiree Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transaction contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

      4.2.10. On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Acquiree Fund and on the Closing Date, the Proxy Statement:

      (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder, and

      (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.2.10 shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by Acquiree Fund for use therein.

  5. COVENANTS

    5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof; provided that Acquiree Fund shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiror Fund's prior consent.

    5.2. Acquiree Fund covenants to call a meeting of Acquiree Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of Acquiree Fund's Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3. Acquiree Fund covenants that Acquiror Fund shares to be received by Acquiree Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4. Acquiree Fund covenants that it will assist Acquiror Fund in obtaining such information as Acquiror Fund reasonably requests concerning the beneficial ownership of Acquiree Fund's shares.

    5.5. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6. Acquiree Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7. Acquiree Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Acquiror Fund may deem necessary or desirable in order to vest in and confirm to Acquiror Fund title to and possession of all the assets of Acquiree Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8. Acquiror Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of Jennison Series Fund's Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9. Acquiror Fund covenants that it will, from time to time, as and when requested by Acquiree Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Acquiree Fund may deem necessary or desirable in order to (a) vest in and confirm to Acquiree Fund title to and possession of all the shares of Acquiror Fund to be transferred to Acquiree Fund pursuant to this Agreement and (b) assume all of Acquiree Fund's liabilities in accordance with this Agreement.

  6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIREE FUND

  The obligations of Acquiree Fund to consummate the transactions provided for herein shall be subject to the performance by Acquiror Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1. All representations and warranties of Acquiror Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2. Jennison Series Fund shall have delivered to Acquiree Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Jennison Series Fund, in form and substance satisfactory to Acquiree Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquiror Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiree Fund shall reasonably request.

    6.3. Acquiree Fund shall have received on the Closing Date a favorable opinion from Piper & Marbury LLP, special counsel to Jennison Series Fund, dated as of the Closing Date, to the effect that:

      6.3.1. Jennison Series Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus, and Acquiror Fund has been duly established in accordance with the terms of Jennison Series Fund's Articles of Incorporation;

      6.3.2. This Agreement has been duly authorized for execution and delivery by an authorized officer of Acquiror Fund and, assuming due authorization, execution and delivery of this Agreement by Acquiree Fund, constitutes a valid and binding obligation of Acquiror Fund enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

      6.3.3. The shares of Acquiror Fund to be distributed to Acquiree Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Acquiror Fund has any pre-emptive right to subscribe therefor or purchase such shares;

      6.3.4. The execution and delivery of this Agreement by Jennison Series Fund did not, and the performance by Acquiror Fund of its obligations hereunder will not, (a) violate Jennison Series Fund's Articles of Incorporation or By-Laws or (b) result in a default or a breach of (i) the Management Agreement dated October 27, 1995 between Jennison Series Fund and PIFM, (ii) the Custodian Agreement dated August 24, 1995 between Jennison Series Fund and State Street, (iii) the Restated Distribution Agreement dated August 27, 1997 between Jennison Series Fund and Prudential Securities Incorporated and (iv) the Transfer Agency and Service Agreement dated October 27, 1995 between Jennison Series Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquiror Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      6.3.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Acquiror Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

      6.3.6. Jennison Series Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted by the SEC to suspend such registration; and

      6.3.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Jennison Series Fund or any of its properties or assets distributable or allocable to Acquiror Fund, and (b) Acquiror Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, except as otherwise disclosed in its Registration Statement on Form N-1A.

  In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Jennison Series Fund and certificates of public officials. In rendering such opinion, such counsel also may (a) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIROR FUND

  The obligations of Acquiror Fund to complete the transactions provided for herein shall be subject to the performance by Acquiree Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1. All representations and warranties of Acquiree Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2. Acquiree Fund shall have delivered to Acquiror Fund on the Closing Date a statement of Acquiree Fund's assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of Acquiree Fund's portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Acquiree Fund.

    7.3. Acquiree Fund shall have delivered to Acquiror Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Acquiree Fund, in form and substance satisfactory to Acquiror Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquiree Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiror Fund shall reasonably request.

    7.4. On or immediately prior to the Closing Date, Acquiree Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, for all taxable years through its liquidation.

    7.5. Acquiror Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to Acquiree Fund, dated as of the Closing Date, to the effect that:

      7.5.1. Acquiree Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its prospectus;

      7.5.2. This Agreement has been duly authorized for execution and delivery by an authorized officer of Acquiree Fund and, assuming due authorization, execution and delivery of this Agreement by Acquiror Fund, constitutes a valid and binding obligation of Acquiree Fund enforceable against Acquiree Fund in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;

      7.5.3. The execution and delivery of the Agreement by Acquiree Fund did not, and the performance by Acquiree Fund of its obligations hereunder will not, (a) violate Acquiree Fund's Articles of Incorporation or By-Laws or (b) result in a default or a breach of (i) the Management Agreement dated June 1, 1990 between Acquiree Fund and PIFM, (ii) the Custodian Agreement dated May 17, 1990 between Acquiree Fund and State Street, (iii) the Restated Distribution Agreement dated May 8, 1996 between Acquiree Fund and Prudential Securities Incorporated, and (iv) the Transfer Agency and Service Agreement dated June 1, 1990 between Acquiree Fund and Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided further that insofar as performance by Acquiree Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

      7.5.4. To counsel's knowledge, all regulatory consents, authorizations and approvals required to be obtained by Acquiree Fund under Maryland law for the consummation of the transactions contemplated by this Agreement (other than such as may be required under Maryland securities laws or Blue Sky laws, as to which such counsel may state that they express no opinion) have been obtained;

      7.5.5. To counsel's knowledge, Acquiree Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted by the SEC to suspend such registration; and

      7.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Acquiree Fund or any of its properties or assets and (b) Acquiree Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, except as otherwise disclosed in its Registration Statement on Form N-1A.

  In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Multi-Sector Fund and certificates of public officials. As to matters of Maryland law, such counsel may rely upon opinions of Maryland counsel, in which case the opinion shall state that both such counsel and Jennison Series Fund are justified in so relying. As to paragraph 7.5.2, such counsel may state that they have assumed that the Agreement is governed by the laws of the State of Illinois. In rendering such opinion, such counsel also may (a) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (b) limit such opinion to applicable federal and state law and (c) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

  8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS

  The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of each Fund as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Jennison Series Fund as to the assumption by Acquiror Fund of the liabilities of Acquiree Fund and (c) the holders of the outstanding shares of Acquiree Fund in accordance with the provisions of Acquiree Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to Acquiror Fund.

    8.2. Any proposed change to Acquiror Fund's operations that may be approved by the Board of Directors of Jennison Series Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transaction contemplated by this Agreement, for which the approval of Acquiror Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Acquiror Fund in accordance with the Investment Company Act and the provisions of Jennison Series Fund's Articles of Incorporation and the General Corporation Law of the State of Maryland, and certified copies of the resolution evidencing such approval shall have been delivered to Acquiree Fund.

    8.3. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

    8.4. All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated. In addition, the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the Investment Company Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the Investment Company Act.

    8.6. The Funds shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas, satisfactory to each Fund, substantially to the effect that for federal income tax purposes:

      8.6.1. The acquisition by Acquiror Fund of the assets of Acquiree Fund solely in exchange for voting shares of Acquiror Fund and the assumption by Acquiror Fund of Acquiree Fund's liabilities, if any, followed by the distribution of Acquiror Fund's voting shares as a liquidating distribution pro rata to Acquiree Fund's shareholders and the liquidation of Acquiree Fund pursuant to the Reorganization and constructively in exchange for Acquiree Fund's shares will constitute a "reorganization" within the meaning of Internal Revenue Code Section 368(a)(1)(C), and Acquiree Fund and Acquiror Fund will each be "a party to a reorganization" within the meaning of Internal Revenue Code
    Section 368(b);

      8.6.2. No gain or loss will be recognized by the shareholders of Acquiree Fund upon receipt of Acquiror Fund shares solely in exchange for and in cancellation of Acquiree Fund shares of common stock;

      8.6.3. No gain or loss will be recognized to Acquiree Fund on the transfer of all of its assets to Acquiror Fund solely in exchange for shares of Acquiror Fund and the assumption by Acquiror Fund of the liabilities, if any, of Acquiree Fund. In addition, no gain or loss will be recognized to Acquiree Fund on the distribution of such shares to Acquiree Fund's shareholders in liquidation by terminating Acquiree Fund;

      8.6.4. No gain or loss will be recognized to Acquiror Fund upon the acquisition of the assets of Acquiree Fund solely in exchange for shares of Acquiror Fund and the assumption of Acquiree Fund's liabilities, if any;

      8.6.5. The basis of Acquiree Fund assets in the hands of Acquiror Fund will be the same as the basis of such assets in the hands of Acquiree Fund immediately prior to the Reorganization;

      8.6.6. The holding period of Acquiree Fund assets in the hands of Acquiror Fund will include the period during which such assets were held by Acquiree Fund immediately prior to the Reorganization;

      8.6.7. The basis of Acquiror Fund shares to be received by shareholders of Acquiree Fund will, in each instance, be the same as the basis of the shares of common stock of Class A, Class B, Class C and Class Z of Acquiree Fund held by such shareholders and cancelled in the Reorganization; and

      8.6.8. The holding period of Acquiror Fund shares to be received by the shareholders of Acquiree Fund will include the holding period of the shares of common stock of Acquiree Fund cancelled pursuant to the Reorganization, provided that Acquiree Fund shares were held as capital assets on the date of the Reorganization.

  In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

  9. FINDER'S FEES AND EXPENSES

    9.1. Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2. The expenses incurred in connection with entering into and carrying out the provisions of this Agreement shall be allocated to the Funds pro rata in a fair and equitable manner in proportion to their respective assets.

  10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1. This Agreement constitutes the entire agreement between the Funds.

    10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

  11. TERMINATION

  Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1. A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2. A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3. A mutual written agreement of the Funds.

  In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of either Fund.

  12. AMENDMENT

  This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the Acquiree Fund's shareholders' meeting called by Acquiree Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiror Fund to be distributed to Acquiree Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

  13. NOTICES

  Any notice, report, demand or other communication to either party required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service, addressed to such party c/o Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102, Attention: Marguerite E. H. Morrison.

  14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2. This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.

                                          Prudential Multi-Sector Fund, Inc.

                                              /s/ Richard A. Redeker
                                          By:
                                            -----------------------------------
                                              Richard A. Redeker
                                              President

                                          Prudential Jennison Series Fund,
                                           Inc.
                                           on behalf of its series, Jennison
                                            Growth Fund

                                              /s/ Robert F. Gunia
                                          By:
                                            -----------------------------------
                                              Robert F. Gunia
                                              Vice President

                                  APPENDIX B

Prudential Jennison Growth Fund

A Series of the Prudential Jennison Series Fund, Inc.

Performance At A Glance.

Investors in U.S. stocks broadened their interest over the past 12 months beyond the familiar brand-name market leaders to include the less well-known and somewhat smaller companies favored by the Prudential Jennison Growth Fund. A large proportion of our stocks also were in the two best-performing sectors: technology and finance. As a result, your Fund generally returned six percentage points (depending on the share class) more than the average growth fund, as measured by Lipper Analytical Services.


================================================================================
                            Cumulative Total Returns(1)
                                  As of 9/30/97
================================================================================
                                     One               Since
                                     Year           Inception(2)
-------------------------------------------------------------------------------
Class A                              40.29%           53.90%
-------------------------------------------------------------------------------
Class B                              39.39            51.80
-------------------------------------------------------------------------------
Class C                              39.39            51.80
-------------------------------------------------------------------------------
Class Z(3)                           40.71            49.71
-------------------------------------------------------------------------------
Lipper Growth Fund Avg(4)            33.52              ***
-------------------------------------------------------------------------------


================================================================================
                          Average Annual Total Returns(1)
                                  As of 9/30/97
================================================================================
                                     One                 Since
                                     Year              Inception(2)
-------------------------------------------------------------------------------
Class A                              33.28%              21.99%
-------------------------------------------------------------------------------
Class B                              34.39               22.68
-------------------------------------------------------------------------------
Class C                              38.39               24.41
-------------------------------------------------------------------------------
Class Z(3)                           40.71               31.85
-------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

(2) Inception dates: 11/2/95 for Class A, B, and C shares; 4/15/96 for Class Z shares. On 9/20/96 The Prudential Institutional Fund - Growth Stock Fund merged into the Jennison Growth Fund, Class Z shares.

(3) On September 20, 1996, the assets and liabilities of the Prudential Institutional Fund -- Growth Stock Fund (Growth Stock Fund) were transferred to the Prudential Jennison Growth Fund in exchange soley for Class Z shares of the Fund. The investment objective and policies of both funds were substantially similar and both shared the same investment adviser. Accordingly, if you purchased shares of the Growth Stock Fund at its inception on 11/5/92 and owned them through 9/20/96 (thereby participating in the fund reorganization), and continued to own Class Z shares received in the reorganization through 9/30/97, your average annual total returns after fees and expenses would have been 40.71% for one year; 28.90% for three years; and 21.37% since inception. Your cumulative total returns would have been 40.71%, 114.22% and 158.39% for the same time periods, respectively.

(4) These are average returns for the 784 funds in Lipper Analytical Services' Growth Fund category for the past year.

*** Lipper since inception returns were 56.82% for Class A, B and C shares and 39.05% for Class Z representing all funds in each share class.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]


--------------------------------------------------------------------------------
                           How Investments Compared.
                                (As of 9/30/97)
--------------------------------------------------------------------------------
                                       12-Month           20-Year Average Annual
                                     Total Returns             Total Returns
                                     -------------        ----------------------

U.S. Growth Funds

General Bond Funds                                            <plot-points-to-come>

General Muni Debt Funds

Money Market Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns historically have been lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
David Poiesz, Fund Manager
Peter Reinemann, Associate Fund Manager


Portfolio
Managers'                                   [PHOTO]               [PHOTO]
Report                                  /s/ David Poiesz    /s/ Peter Reinemann



The Prudential Jennison Growth Fund invests primarily in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. The Fund may also invest in stocks of foreign companies, investment grade bonds, and securities issued or backed by the U.S. government and its agencies, such as mortgage backed securities. There can be no assurance that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------

Our Investment Style.

We are growth investors with a difference. Jennison tries to identify stocks' potential for earnings growth over the coming 12 to 18 months. We look for firms that can control their own destinies and have room to grow, so we tend to focus on medium- to large-sized companies. Because we use a longer time horizon than many growth investors, we can weather the turbulence, or even benefit, when a well-managed company has a short-term disappointment.
--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

Our focus on long-term earnings growth potential not only paid off for us handsomely this year, it helped us buy inexpensively for future growth.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                             Portfolio Composition.
                        Sectors expressed as a percentage
                          of net assets as of 9/30/97.
================================================================================
Energy                                                                        3%

Basic Materials                                                               1%

Technology                                                                   34%

Cash                                                                          1%

Financial Services                                                           15%

Intermediate Goods & Services                                                14%

Healthcare                                                                   14%

Consumer Staples                                                             13%

Capital Spending                                                              5%
================================================================================

We were patient. The "rolling bear" in technology has finished its roll. Oversupplies of cellular phones and personal computers in late 1995 created a rolling bear market as pressures moved through the supply chain. The last to be affected were the networking companies, which had become relatively expensive as the only technology industry that hadn't had a downturn. When these stocks fell early this year, we bought. After similar corrections in the past, technology stocks followed up with several years of excellent performance.

We didn't jump ship. Pfizer's share price dropped this past summer because their marketing and development expenses jumped, but this was because more drugs received FDA approval than expected. We already owned Pfizer, but we took advantage of the overreaction to buy about 50% more at a lower price. We think that analysts will raise next year's earnings estimates.

And we have a wide perspective. We take into account the impact of the business climate on future earnings.

When interest rates are low, financial stocks historically have risen. Their business grows because borrowing is cheaper. In addition to some large companies -- such as Chase Manhattan Bank and the Mortgage Guarantee Insurance Corporation
(MGIC), a dominant player in the mortgage insurance business -- we own Mutual Risk Management, a small-cap insurance services company. Financial stocks are selling at very reasonable price-to-earnings ratios.

What Went Well.
--------------------------------------------------------------------------------

Good Companies.

Although we select stocks company by company, our holdings fell predominantly in the top-performing sectors of the stock market: technology, health care and financial services. We also benefited from a shift in investor preferences. For a while, investors pushed prices ever higher on a few dozen of the largest familiar stocks -- too high in our judgment. We bought less well-known firms that we thought represented better value. This summer, the market leaders appeared to hit earnings plateaus and investors looked more widely for inexpensive stocks. They found us there first, and bid up the prices of our holdings.

o Among technology stocks, the companies that did well for us included the computer companies Dell and Compaq, the chipmakers Intel and Texas Instruments, and the software company Microsoft. The telecommunications company Nokia also was a big winner for us.

o Schlumberger is an oil services company that is using technology to reduce its customers' cost of getting oil out of the ground. It is much cheaper to extract oil today than it was 10 years ago. Our shares performed very well.

o Some drug companies have products that can save lives or help lower the cost of health care by reducing hospital stays. Much of their sales are in the U.S., so an expensive dollar doesn't hurt their earnings as much as some other multinational companies. Lilly was a large contributor to this year's return. Our portfolio also includes Pfizer, SmithKline Beecham, Bristol-Myers Squibb and Warner Lambert.


And Not So Well.
--------------------------------------------------------------------------------

PhyCor (a health care company) and Monsanto (chemicals) haven't paid off yet, although we still expect them to. We sold our EDS (data processing) shares after three earnings disappointments, as well as our investments in Picturetel (electrical equipment) and Astra (pharmaceuticals).

--------------------------------------------------------------------------------

Five Largest
Holdings.

3.5%     Pfizer, Inc.
         Pharmaceuticals

3.2%     Hewlett-Packard Co.
         Computer Systems

3.1%     Cisco Systems, Inc.
         Networking

2.7%     Intel Corp.
         Electronic Components

2.6%     Schlumberger, Ltd.
         Oil Services

Expressed as a percentage of net assets as of 9/30/97.

--------------------------------------------------------------------------------

Looking Ahead.
--------------------------------------------------------------------------------


We think our retail stocks still have considerable potential. For example, we own Sears Roebuck and Kohl's Department stores. The latter is a seven-state chain of retailers oriented to mid-priced apparel. Its stores are friendly and efficient and we see them expanding nationwide. Kohl's already has contributed above-average gains to our return.

We anticipate further strong performance from our technology companies. We expect Hewlett Packard's growth to accelerate when it introduces its next generation of servers and printer technology, and our networking stocks are still recovering from their first quarter slowdown.

We also think business conditions for our pharmaceutical and financial companies still create substantial long-range potential.


--------------------------------------------------------------------------------

Comparing A $10,000 Investment.
-------------------------------
Prudential Jennison Growth Fund vs.
the S&P 500 Index.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Jennison Growth Fund (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index (the Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (September 30), as measured on a quarterly basis, beginning in 1995 for Class A, Class B and Class C shares; and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares are not subject to a sales charge or a distribution fee.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class A
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000              $14,621

S&P 500 Index                           $10,000              $16,957


                              Average Annual Total
                                Returns - Class A
                              --------------------
                              With Sales Load
                              21.99% Since Inception
                              33.28% for 1 Year
                              Without Sales Load
                              25.31% Since Inception
                              40.29% for 1 Year


[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class B
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $14,780

S&P 500 Index                           $10,000             $16,957

                              Average Annual Total
                                Returns - Class B
                              --------------------
                              With Sales Load
                              22.68% Since Inception
                              34.39% for 1 Year
                              Without Sales Load
                              24.41% Since Inception
                              39.39% for 1 Year

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class C
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $15,180

S&P 500 Index                           $10,000             $16,957

                              Average Annual Total
                                Returns - Class C
                              --------------------
                               With Sales Load
                               24.41% Since Inception
                               38.39% for 1 Year
                               Without Sales Load
                               24.41% Since Inception
                               39.39% for 1 Year

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class Z
=======
                                        4/15/96             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $14,970

S&P 500 Index                           $10,000             $14,906

                              Average Annual Total
                                Returns - Class Z
                              --------------------
                               Without Sales Load
                               31.85% Since Inception
                               40.71% for 1 Year

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.

While small and medium-sized companies delivered positive returns over the past 12 months, they trailed larger company stocks. So while we are pleased to report that your Fund performed better than the average capital appreciation mutual fund during the past year (as measured by Lipper Analytical Services), we must note that neither did as well as the broad stock market (as measured by the Standard & Poor's 500 Index). That's because of the growth-style, sector-based strategy of your Fund, which led us to invest in small and mid-sized companies.

================================================================================
                            Cumulative Total Returns(1)
                                  As of 4/30/97
================================================================================
                                                One         Five       Since
                                                Year        Years   Inception(2)
-------------------------------------------------------------------------------
      Class A                                    5.2%        87.1%        116.5%
-------------------------------------------------------------------------------
      Class B                                    4.4         80.0         105.3
-------------------------------------------------------------------------------
      Class C                                    4.4          N/A          33.4
-------------------------------------------------------------------------------
      Class Z                                    5.5          N/A           9.3
-------------------------------------------------------------------------------
Lipper Capital
Appreciation Fund Avg(3)                         3.0         86.3           ***
-------------------------------------------------------------------------------

================================================================================
                        Average Annual Total Returns(1)
                                  As of 3/31/97
================================================================================
                                          One            Five           Since
                                          Year           Years       Inception(2)
--------------------------------------------------------------------------------
Class A                                    0.8%           11.5%         10.8%
--------------------------------------------------------------------------------
Class B                                    0.3            11.7          10.8
--------------------------------------------------------------------------------
Class C                                    4.3             N/A          10.2
--------------------------------------------------------------------------------
Class Z                                    6.3             N/A           5.6
--------------------------------------------------------------------------------


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

(2)  Inception dates: 6/29/90 Class A and B; 8/1/94 Class C; 3/1/96 Class Z.

(3) Lipper average returns are for 204 funds for one year and 77 funds for five years.

*** Lipper Since Inception category cumulative return are: Class A and B, 124.1% for 70 funds; Class C, 44.9% for 128 funds; and Class Z, 7.5% for 202 funds.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

================================================================================
                            How Investments Compared.
                                 (As of 4/30/97)
================================================================================

                                          12-Month            20-Year Average
                                        Total Returns       Annual Total Returns
                                        -------------       --------------------

U.S. Growth Funds                                                     <plot-points-to-come>

General Bond Funds

General Muni Debt Funds

U.S. Taxable Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
Greg Goldberg and Jeffrey T. Rose, Fund Managers

Portfolio                                [PHOTO]                  [PHOTO]
Managers'
Report                              /s/ Greg Goldberg       /s/ Jeffrey T. Rose

The Fund seeks long-term capital growth by investing primarily in domestic and foreign stocks of companies in specific economic sectors, and makes significant shifts among these sectors based on world economic changes and other investment trends. We select stocks following a growth investment style, looking for stocks with above-average revenue and earnings growth forecast and that are attractively priced. The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
Sectors & Stocks.

Since its inception, the Prudential Multi-Sector Fund has followed the sector selection of Greg Smith, Chief Investment Strategist at Prudential Securities, and the securities selection of its portfolio managers. We've decided to put sector and security selection in one place. Effective June 2, Portfolio Managers Greg Goldberg and Jeff Rose, who have been selecting securities, will also select sectors.
--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

We invest in sectors that we believe may perform better than the market as a whole in the short term, and try to avoid those that might do worse. As a result, we frequently adjust our holdings to take advantage of changing market conditions.

So over the past 12 months we added to our positions in energy and healthcare stocks while we reduced our holdings in technology and financial services.

o Energy: A year ago, we did not hold any investments here. Today, it's our second largest sector. Energy companies have been benefitting from global growth. Though we expect some volatility in the short term, we believe the trend is up for energy prices over the long haul.

o Healthcare: Over the past 12 months we have increased our healthcare holdings. An aging worldwide population is increasing demand for drugs and healthcare, which should continue to benefit companies in this industry.

Over the last 12 months, we've nearly halved our technology holdings. While we believe in this sector for the long term, we feel that the months ahead will be difficult.

We also sold a small portion of our financial services holdings because we were concerned that interest rates could continue to rise.

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                              Portfolio Breakdown.
                          Expressed as a percentage of
                        total investments as of 4/30/97.
================================================================================

Industrial                                                                    4%

Consumer Growth
& Cyclical                                                                   26%

Energy                                                                       24%

Technology                                                                   18%

Finance                                                                      16%

Consumer Cyclical                                                             7%

Cash/Other                                                                    5%
================================================================================

What Went Well.
--------------------------------------------------------------------------------

Riding the Tech Rally.

It's not always easy to get your timing right in the volatile technology sector, but we were pleased with our decision to sell most of our shares in Cisco Systems, the leader in computer networking. We sold the stock at a profit after it had appreciated significantly. We were glad we did, because by the end of this reporting period it was well off its highs.

We've also had a great deal of success with Intel, which more than doubled in price during the last 12 months. We believe Intel will continue to perform well as it complements its PC chip strengths with its move into networking.

Financials Pay Off.

The continuing strong performance of financial services stocks also helped the Fund. Travelers, a conglomerate offering insurance, brokerage and other financial services, rose 83% over the last 12 months. Smith Barney, the firm's securities brokerage subsidiary, posted substantial profits, buoyed by the strong financial markets.

Bits and Pieces.

Within the energy sector, drill bit maker Smith International was up 63% over the 12 months. You can't drill for oil without bits, so Smith, the leading drill bit manufacturer, benefited from increased drilling activity worldwide. In healthcare, Aetna/U.S. Healthcare's transformation into an HMO force helped it rise 29%.

And Not So Well.
--------------------------------------------------------------------------------

The Crushing Technology Wave.

Technology stocks are volatile -- almost by definition -- and many of these stocks fell in price late in our reporting period. While we did hold some winners in technology, our relatively large position as much as 32% of total investments during the last year prevented us from performing as well as the broader stock market. We may now look to this sector for buying opportunities. One victim of the crushing technology wave was Westell, on the cutting edge of ADSL technology which is bringing internet services to the home. The firm's stock lost half its value as anticipated contracts with telecommunications providers were delayed by mergers and regulatory concerns in the telecommunications industry. Still, we expect its price to rebound as conditions in the telecommunications industry improve.

--------------------------------------------------------------------------------
Five Largest
Holdings.
3.9%     Novartis A.G. (A.D.R.)
         Healthcare

3.5%     Exxon Corp.
         Energy

2.9%     Uniphase Corp.
         Technology

2.8%     Aetna, Inc.
         Healthcare

2.5%     UCAR International Inc.
         Precious metals

Expressed as a percentage of total investments as of 4/30/97.

--------------------------------------------------------------------------------


Looking Ahead.
--------------------------------------------------------------------------------

The U.S. stock market is now in its sixth year of a bull market. We're still cautious in the short term for two reasons: 1) valuations are historically high, especially in the so-called "Nifty Fifty" large company stocks and 2) interest rates may very well rise further. Nevertheless, we will continue to look for individual sectors and industries that may perform better than the market as a whole.

We will be watching financial services closely. While prices in this sector are currently attractive, stocks could be hurt if interest rates rise significantly. We will await the Federal Reserve's decision.

--------------------------------------------------------------------------------

Comparing A $10,000 Investment.
-----------------------------------
Prudential Multi-Sector Fund, Inc.
vs. the S&P 500 Index.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The box on top of the graphs (where applicable) are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Multi-Sector Fund (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (April
30), as measured on a quarterly basis, beginning in 1990 for Class A and B shares; in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance. Investors cannot directly invest in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class A
=======
                             ---------------------
                             Best Year: 1991 27.6%
                             Worst Year: 1992 2.1%
                             ---------------------
                                           6/29/90          4/30/97
                                           -------          -------
Prudential Multi-Sector Fund, Inc.         $10,000          $20,565
S&P 500 Index.                             $10,000          $26,877

                              Average Annual Total
                                Returns - Class A
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              12.2% for 5 Years
                               0.0% for 1 Year
                              Without Sales Load
                              12.0% Since Inception
                              13.4% for 5 Years
                               5.2% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class B
=======
                             ----------------------
                             Best Year:  1991 26.7%
                             Worst Year: 1992  1.2%
                             ----------------------
                                           6/29/90          4/30/97
                                           -------          -------
Prudential Multi-Sector Fund, Inc.         $10,000          $20,530
S&P 500 Index.                             $10,000          $26,877



                              Average Annual Total
                                Returns - Class B
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              12.4% for 5 Years
                              (0.6)% for 1 Year
                              Without Sales Load
                              11.1% Since Inception
                              12.5% for 5 Years
                               4.4% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class C
=======
                                           8/1/94           4/30/97
                                           ------           -------
Prudential Multi-Sector Fund, Inc.         $10,000          $13,342
S&P 500 Index.                             $10,000          $17,946

                              Average Annual Total
                                Returns - Class C
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              3.4% for 1 Year
                              Without Sales Load
                              11.1% Since Inception
                              4.4% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class Z
=======
                                           3/1/96           4/30/97
                                           ------           -------
Prudential Multi-Sector Fund, Inc.         $10,000          $10,927
S&P 500 Index.                             $10,000          $12,697

                              Average Annual Total
                                Returns - Class Z
                            -------------------------
                              Without Sales Load
                              7.9% Since Inception
                              5.5% for 1 Year

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.

The Prudential Multi-Sector Fund beat the volatile overall market (as represented by the Standard & Poor's 500 Index) by five percentage points for the six months ending October 31. Our energy holdings did particularly well and low-performing industrial stocks were a smaller part of our portfolio than of the index. Nonetheless, we trailed the average capital appreciation fund, as measured by Lipper Analytical Services, because our health care stocks lost ground and we didn't participate in the exceptionally high returns of money center banks and stock brokerages.


================================================================================
                                Cumulative Total
                                   Returns(1)
                                 As of 10/31/97
================================================================================
                                         Six       One       Five       Since
                                        Months     Year      Years   Inception(2)
--------------------------------------------------------------------------------
Class A                                 20.28%     20.86%    122.34%   160.38%
-------------------------------------------------------------------------------
Class B                                 19.83      19.97     114.04    146.02
-------------------------------------------------------------------------------
Class C                                 19.83      19.97        N/A     59.88
-------------------------------------------------------------------------------
Class Z                                 20.39      21.06        N/A     31.55
-------------------------------------------------------------------------------
Lipper Capital
Appreciation Fund Avg(3)                22.30      22.74     119.38       ***
-------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns(1)
                                  As of 9/30/97
================================================================================
                                        One              Five           Since
                                        Year             Years       Inception(2)
--------------------------------------------------------------------------------
Class A                                 22.49%           17.44%         14.10%
--------------------------------------------------------------------------------
Class B                                 22.98            17.64          14.02
--------------------------------------------------------------------------------
Class C                                 26.98              N/A          17.89
--------------------------------------------------------------------------------
Class Z                                 29.14              N/A          22.77
--------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares do not carry a sales charge or a distribution fee.

(2) Inception dates: Class A and Class B, 5/24/90; Class C, 8/1/94; Class Z, 3/1/96.

(3) These are average returns for the 240 funds in Lipper Analytical Services' Capital Appreciation category for the past six months, 203 for the past year, and 77 for the past five years.

*** Lipper Since Inception returns are: Class A, and Class B, 172.81%; Class C, 83.83%; and Class Z, 30.78% for all funds in each share class.



[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]


================================================================================
                            How Investments Compared.
                                (As of 10/31/97)
================================================================================


                                     12-Month             20-Year Average Annual
                                   Total Returns              Total Returns
                                   -------------          ----------------------
U.S. Growth Funds

General Bond Funds                                                 <plot-points-to-come>

General Muni Debt Funds

Money Market Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
Greg Goldberg, Fund Manager

                                                       [PHOTO]
Portfolio
Managers' Report                                  /s/ Greg Goldberg

The Fund seeks long-term capital growth by investing primarily in the stocks of domestic and foreign companies in specific economic sectors. We invest with a growth style, looking for stocks with above-average revenue and earnings growth. We focus our stock selection on certain themes -- established long-term trends -- that may identify companies in different global markets or of any size. The Fund may be affected to a greater extent by a single economic, political, or regulatory development than a mutual fund that is not as concentrated. There can be no assurance that the Fund will achieve its investment objective.


--------------------------------------------------------------------------------
Evolving Strategy

Our strategy has evolved. We are still aggressively concentrated in the stocks we think have the most growth potential. At least a third of our assets will be in our top 10 stocks. But now we focus on long-term themes that guide our selections.

However, because they are not cyclical, we can hold our strong growth stocks longer.

--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

We concentrate our portfolio in order to get the full benefit of our best stock selections. Our 10 best stocks comprised 37% of the portfolio on October 31 and our top 20 normally will comprise about two thirds. Our stock selection is guided by themes -- trends that we believe will particularly favor some industries or companies. We are currently following three investment themes:

The aging of America -- as the average age of the population increases, we expect certain industries and firms to benefit, such as the health care and leisure industries. Toys R Us is among our top 20 holdings because grandparents tend to spend heavily on grandchildren.

Productivity means technology -- we increased our technology holdings to 32% of total net assets as of October 31. We are avoiding companies focused on the competitive home personal computer market, favoring instead software and networking companies. Cisco Systems and 3Com are among our top five holdings.

Global economic expansion -- The global economy is growing rapidly, creating a strong and widely based demand for energy. Recently we focused on oil service companies, which are necessary to keep energy flowing. Schlumberger -- a large supplier of oil servicing -- is our fourth largest holding.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                             Portfolio Composition.
                        Sectors expressed as a percentage
                          of net assets as of 10/31/97.
================================================================================
Finance                                                                       8%

Cash                                                                          4%

Technology                                                                   32%

Industrial                                                                    9%

Consumer Growth                                                              24%

Consumer Cyclical                                                             8%

Energy                                                                       15%
================================================================================

What Went Well.
--------------------------------------------------------------------------------

Some Winners.

Some of our investments had exceptional six-month returns in our reporting period. For example, Crescent Real Estate and Patriot American Hospitality -- two REITs (real estate investment trusts) each gained more than 50%. The former owns office buildings, the latter owns hotels. We took profits, reducing our positions substantially.

The U.S. economic expansion provided strong returns for our investments in financial services, particularly a pair of consumer credit companies: Imperial Credit and The Money Store. These companies rose 53% and 32%, respectively.

Our technology holdings also had a good year. We took some profits on Uniphase, a photonics company, but it is still among our 10 largest holdings. Photonics is the technology for using light waves instead of electricity to carry data, as in fiber optic cable and lasers. Uniphase rose 69%.

Our focus on oil service companies also helped our return. Schlumberger and Smith International each rose almost 60%. We took some profits on Schlumberger, but prices are volatile in this sector; we may buy more if the price declines again. J. Ray McDermott gained more than 140%, while McDermott International, Input/Output and one of our foreign holdings, Bouyges Offshore, almost doubled.

And Not So Well.
--------------------------------------------------------------------------------

Some Rough Spots.

Two of our larger holdings, the hospital management firms Aetna and Columbia HCA, turned in negative returns for the period. This industry is still young and is struggling more than we anticipated to bring large-scale financial management to medical care. In medical devices, we sold Boston Scientific at a loss because the fall period for introducing new products revealed unforeseen problems.

Our purchase of 3Com is not going smoothly, largely because of its acquisition of U.S. Robotics. 3Com is a networking company. This year it bought the premier manufacturer of modem cards, which are the predominant home connection to the internet. 3Com found its distribution channels, both domestically and overseas, fully stocked. With high inventories, sales and earnings dropped and the stock price followed. However, we expect the surplus inventory to be cleared out soon and the company's basic strength to be reflected in its stock price.

--------------------------------------------------------------------------------
Five Largest
Holdings.

5.6%     Cisco Systems
         Computer Networking

5.2%     Novartis AG (ADR)
         Pharmaceuticals

4.4%     3Com Corp.
         Computer Networking

4.1%     Schlumberger
         Oil Services

3.2%     Nordstrom
         Retail

Expressed as a percentage of net assets as of 10/31/97.

--------------------------------------------------------------------------------


Looking Ahead.
--------------------------------------------------------------------------------

Our investment themes are long range. Productivity means technology leads us to photonics, a technology still in its early stages. We expect this technology to grow.

The accelerating sales of personal computers costing less than $1,000 will expand the market, but will squeeze margins for both computer and component manufacturers. We are focusing on software and networking companies, which we think will be the long-term winners from greater computer use.


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SYNOPSIS..................................................................   2
  General.................................................................   2
  The Proposed Reorganization and Liquidation.............................   2
  Reasons for the Proposed Reorganization.................................   3
  Structure of the Funds..................................................   4
  Investment Objectives and Policies......................................   5
  Certain Differences Between the Funds...................................   5
  Fees and Expenses.......................................................   6
    Management Fees.......................................................   6
    Distribution Fees.....................................................   6
    Other Expenses........................................................   7
    Expense Ratios........................................................   7
  Purchase of Shares......................................................   9
  Redemptions--How to Sell Your Shares....................................  12
  Conversion Feature--Class B Shares......................................  13
  Exchange Privileges.....................................................  13
  Dividends and Other Distributions.......................................  14
  Federal Income Tax Consequences of the Proposed Reorganization..........  14
PRINCIPAL RISK FACTORS....................................................  15
  Foreign Securities......................................................  15
  High Yield Securities...................................................  15
  Hedging and Return Enhancement Activities...............................  16
  Short Sales.............................................................  16
  Borrowing...............................................................  17
  Realignment of Investment Portfolio.....................................  17
THE PROPOSED TRANSACTION..................................................  17
  Agreement and Plan of Reorganization and Liquidation....................  17
  Reasons for the Reorganization..........................................  18
  Description of Securities to be Issued..................................  19
  Federal Income Tax Considerations.......................................  19
  Certain Comparative Information About Jennison Series Fund and Multi-
   Sector Fund............................................................  20
    Organization..........................................................  20
    Capitalization........................................................  20
    Shareholder Meetings and Voting Rights................................  20
    Shareholder Liability.................................................  21
    Liability and Indemnification of Directors............................  21
  Pro Forma Capitalization and Ratios.....................................  21
INFORMATION ABOUT THE GROWTH FUND.........................................  23
INFORMATION ABOUT MULTI-SECTOR FUND.......................................  25
VOTING INFORMATION........................................................  26
OTHER MATTERS.............................................................  27
SHAREHOLDERS' PROPOSALS...................................................  28
APPENDIX A--Agreement and Plan of Reorganization and Liquidation.......... A-1
APPENDIX B--Performance Overview.......................................... B-1
ENCLOSURES
  Prospectus of Prudential Jennison Series Fund, Inc., dated January 23,
   1998

                     PRUDENTIAL JENNISON SERIES FUND, INC.
                        PRUDENTIAL JENNISON GROWTH FUND
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED MAY 12, 1998

                           ACQUISITION OF ASSETS OF

                      PRUDENTIAL MULTI-SECTOR FUND, INC.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                (800) 225-1852

                               ----------------

    BY AND IN EXCHANGE FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF

                 PRUDENTIAL JENNISON GROWTH FUND, A SERIES OF
                     PRUDENTIAL JENNISON SERIES FUND, INC.

  This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential Multi-Sector Fund, Inc. (Multi-Sector Fund) by Prudential Jennison Growth Fund (the Growth Fund), a portfolio of Prudential Jennison Series Fund, Inc. (Jennison Series Fund). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

    1. Pro Forma Financial Statements as of September 30, 1997.

    2. Statement of Additional Information of Jennison Series Fund.

    3. Annual Report of the Growth Fund for the fiscal year ended September 30, 1997.

    4. Annual Report of Multi-Sector Fund for the fiscal year ended April 30, 1997.

    5. Semi-Annual Report of Multi-Sector Fund for the six-month period ended October 31, 1997.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated May 12, 1998, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Jennison Series Fund without charge by writing or calling Jennison Series Fund at the address or phone number listed above.

                         PRO FORMA FINANCIAL STATEMENTS
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

             SHARES                                                          VALUE
 -------------------------------                             -------------------------------------
 GROWTH   MULTI-SECTOR PRO FORMA                                         MULTI-SECTOR  PRO FORMA
  FUND        FUND     COMBINED         DESCRIPTION          GROWTH FUND     FUND       COMBINED
 ------   ------------ --------- ------------------------    ----------- ------------ ------------
                                 LONG-TERM INVESTMENTS--
                                  98.4%
                                 AEROSPACE/DEFENSE--1.8%
 325,000        --      325,000  Boeing Co.                  $17,692,188  $      --   $ 17,692,188
 396,000        --      396,000  Gartner Group, Inc.          11,880,000         --     11,880,000
                                                                                      ------------
                                                                                        29,572,188
                                                                                      ------------
                                 AUTOMOBILES & TRUCKS--
                                 0.2%
     --      44,000      44,000  General Motors Corp                 --    2,945,250     2,945,250
                                                                                      ------------
                                 BASIC INDUSTRY--0.2%
     --     279,800     279,800  Agrium, Inc. (Canada)               --    3,360,961     3,360,961
                                                                                      ------------
                                 BANKS & FINANCIAL
                                 SERVICES--7.5%
 218,900        --      218,900  Chase Manhattan Corp.        25,830,200         --     25,830,200
                                 Crescent Real Estate
     --       2,600       2,600  Equities, Inc.                      --      104,325       104,325
                                 Federal National
     --     100,000     100,000  Mortgage Association                --    4,700,000     4,700,000
                                 Imperial Credit
     --     317,900     317,900  Industries, Inc.                    --    8,424,350     8,424,350
                                 ReliaStar Financial
     --     160,200     160,200  Corp.                               --    6,377,963     6,377,963
 260,900        --      260,900  MBNA Corp.                   10,566,450         --     10,566,450
     --     303,200     303,200  The Money Store, Inc.               --    8,641,200     8,641,200
                                 Morgan Stanley, Dean
 421,390        --      421,390  Witter, Discover & Co.       22,781,397         --     22,781,397
 399,600        --      399,600  Schwab (Charles) Corp.       14,285,700         --     14,285,700
     --           1           1  Travelers Group, Inc.               --           68            68
 329,400        --      329,400  Washington Mutual, Inc.      22,975,650         --     22,975,650
                                                                                      ------------
                                                                                       124,687,303
                                                                                      ------------
                                 BUSINESS SERVICES--4.5%
                                 CUC International, Inc.
 627,425        --      627,425  (a)                          19,450,175         --     19,450,175
                                 Eagle River Interactive,
 377,600        --      377,600  Inc. (a)                      4,059,200         --      4,059,200
 318,800        --      318,800  Manpower, Inc.               12,592,600         --     12,592,600
 276,500        --      276,500  Omnicom Group, Inc.          20,115,375         --     20,115,375
                                 Reuters Holdings, PLC
 269,800        --      269,800  (ADR)(UK)                    19,223,250         --     19,223,250
                                                                                      ------------
                                                                                        75,440,600
                                                                                      ------------
                                 CELLULAR
                                 COMMUNICATIONS--0.7%
                                 Vodafone Group PLC
 214,600        --      214,600  (ADR)(UK)                    11,534,750         --     11,534,750
                                                                                      ------------
                                 CHEMICALS--1.1%
 460,000        --      460,000  Monsanto Co.                 17,940,000         --     17,940,000
                                                                                      ------------
                                 COMPUTER
                                 SYSTEMS/PERIPHERALS--
                                 7.3%
 404,800        --      404,800  Compaq Computer Corp. (a)    30,258,800         --     30,258,800
 218,400        --      218,400  Dell Computer Corp. (a)      21,157,500         --     21,157,500
 362,700        --      362,700  Diebold, Inc.                17,182,913         --     17,182,913
 558,900        --      558,900  Hewlett-Packard Co.          38,878,481         --     38,878,481
                                 International Business
 116,400        --      116,400  Machines Corp.               12,331,125         --     12,331,125
     --      50,000      50,000  McAfee Associates, Inc.             --    2,650,000     2,650,000
                                                                                      ------------
                                                                                       122,458,819
                                                                                      ------------

                         PRO FORMA FINANCIAL STATEMENTS
                PRO FORMA PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

             SHARES                                                          VALUE
 -------------------------------                             ---------------------------------------
 GROWTH   MULTI-SECTOR PRO FORMA                                          MULTI-SECTOR   PRO FORMA
  FUND        FUND     COMBINED         DESCRIPTION          GROWTH FUND      FUND        COMBINED
 ------   ------------ --------- ------------------------    -----------  ------------   ---------
                                 DIVERSIFIED CONSUMER
                                 PRODUCTS--1.6%
     --     135,000     135,000  Corning, Inc.               $       --   $ 6,378,750   $  6,378,750
 206,700        --      206,700  General Electric Co.         14,068,519          --      14,068,519
     --     145,700     145,700  Philip Morris Cos., Inc.            --     6,055,656      6,055,656
                                                                                        ------------
                                                                                          26,502,925
                                                                                        ------------
                                 EDP SOFTWARE &
                                 SERVICES--2.8%
     --     117,500     117,500  Documentum Inc.                     --     3,906,875      3,906,875
 339,400        --      339,400  Intuit, Inc. (a)             10,860,800          --      10,860,800
 130,400        --      130,400  Microsoft Corp.              17,253,550          --      17,253,550
 165,500        --      165,500  SAP AG (ADR) (Germany)       14,728,110          --      14,728,110
                                                                                        ------------
                                                                                          46,749,335
                                                                                        ------------
                                 ELECTRONIC COMPONENTS--
                                 4.8%
 348,800        --      348,800  Intel Corp.                  32,198,600          --      32,198,600
                                 International Rectifier
 610,400        --      610,400  Corp. (a)                    14,268,100          --      14,268,100
 372,200        --      372,200  LSI Logic Corp. (a)          11,956,925          --      11,956,925
 161,800        --      161,800  Texas Instruments, Inc.      21,863,225          --      21,863,225
                                                                                        ------------
                                                                                          80,286,850
                                                                                        ------------
                                 ENERGY--3.5%
                                 Alberta Energy Co., Ltd.
     --     176,900     176,900  (a)                                 --     4,245,600      4,245,600
     --     147,400     147,400  BJ Services Co. (a)                 --    10,944,450     10,944,450
                                 Bouygues Offshore S.A.
     --     341,700     341,700  (ADR) (a)                           --     8,542,500      8,542,500
     --     133,900     133,900  Input/Output, Inc. (a)              --     3,966,788      3,966,788
                                 J. Ray McDermott, S.A.
     --     173,000     173,000  (a)                                 --     8,477,000      8,477,000
                                 McDermott International,
     --     297,600     297,600  Inc.                                --    10,862,400     10,862,400
                                 Smith International,
     --     148,200     148,200  Inc. (a)                            --    11,513,287     11,513,287
                                                                                        ------------
                                                                                          58,552,025
                                                                                        ------------
                                 FOOD & BEVERAGE--0.3%
                                 Archer-Daniels Midland
     --     210,000     210,000  Co.                                 --     5,026,875      5,026,875
                                                                                        ------------
                                 HEALTHCARE SERVICES--
                                  6.3%
     --     147,200     147,200  Aetna Inc.                          --    11,987,600     11,987,600
                                 Columbia/HCA Healthcare
     --     321,050     321,050  Corp.                               --     9,230,188      9,230,188
 628,700        --      628,700  Healthsound Corp. (a)        16,778,431          --      16,778,431
     --     110,000     110,000  Johnson & Johnson Co.               --     6,338,750      6,338,750
     --      94,300      94,300  Manor Care, Inc.                    --     3,135,475      3,135,475
                                 Novartis AG (ADR)
     --     285,000     285,000  (Switzerland)                       --    21,980,625     21,980,625
 536,000        --      536,000  PhyCor, Inc. (a)             15,577,500          --      15,577,500
                                 Premier Research
     --     177,600     177,600  Worldwide, LTD. (a)                 --     2,131,200      2,131,200
                                 Sierra Health Services,
     --     130,000     130,000  Inc. (a)                            --     4,761,250      4,761,250
     --     113,900     113,900  Sofamor/Danek Group Inc.            --     6,506,537      6,506,537
     --     280,000     280,000  Trigon Healthcare, Inc.             --     6,947,500      6,947,500
                                                                                        ------------
                                                                                         105,375,056
                                                                                        ------------

                         PRO FORMA FINANCIAL STATEMENTS
                PRO FORMA PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

             SHARES                                                         VALUE
 ------------------------------                             -------------------------------------
 GROWTH  MULTI-SECTOR PRO FORMA                                         MULTI-SECTOR  PRO FORMA
  FUND       FUND     COMBINED         DESCRIPTION          GROWTH FUND     FUND       COMBINED
 ------  ------------ --------- ------------------------    ----------- ------------ ------------
                                HOTELS--2.3%
 237,800       --      237,800  Doubletree Corp. (a)        $11,473,850 $       --   $ 11,473,850
 541,200   250,600     791,800  Hilton Hotels Corp.          18,231,675   8,442,087    26,673,762
                                                                                     ------------
                                                                                       38,147,612
                                                                                     ------------
                                HOUSEHOLD & PERSONAL
                                CARE PRODUCTS--0.9%
 176,700       --      176,700  Gillete Co.                  15,251,419         --     15,251,419
                                                                                     ------------
                                INDUSTRIAL
                                TECHNOLOGY/INSTRUMENTS--
                                7.0%
                                ADC Telecommunications,
     --    311,075     311,075  Inc. (a)                            --   10,109,937    10,109,937
 173,500       --      173,500  Applied Materials, Inc.      16,525,875         --     16,525,875
                                BDM International, Inc.
     --    345,700     345,700  (a)                                 --    8,685,713     8,685,713
     --    200,000     200,000  Cognizant Corp.                     --    8,150,000     8,150,000
                                Comverse Technology,
     --    121,600     121,600  Inc. (a)                            --    6,414,400     6,414,400
                                Glenayre Technologies,
     --    461,100     461,100  Inc.                                --    7,723,425     7,723,425
 248,500       --      248,500  KLA Instruments Corp. (a)    16,789,281         --     16,789,281
     --    319,600     319,600  Larscom, Inc. (a)                   --    3,235,950     3,235,950
                                Symbol Technologies,
 426,700       --      426,700  Inc.                         18,748,131         --     18,748,131
     --    181,600     181,600  Uniphase Corp. (a)                  --   14,437,200    14,437,200
                                Westell Technologies,
     --    266,550     266,550  Inc. (a)                            --    5,914,078     5,914,078
                                                                                     ------------
                                                                                      116,733,990
                                                                                     ------------
                                INSURANCE--5.2%
  82,900       --       82,900  Cigna Corp.                  15,440,125         --     15,440,125
 316,800       --      316,800  MGIC Investment Corp.        18,156,600         --     18,156,600
                                Mutual Risk Management,
 327,533       --      327,533  Ltd.                         16,642,771         --     16,642,771
                                Provident Companies,
 218,300       --      218,300  Inc.                         15,267,356         --     15,267,356
 448,700       --      448,700  UNUM Corp.                   20,471,937         --     20,471,937
                                                                                     ------------
                                                                                       85,978,789
                                                                                     ------------
                                LEISURE--0.8%
     --    144,000     144,000  Carnival Corp.                      --    6,660,000     6,660,000
     --    309,400     309,400  La Quinta Inns, Inc.                --    7,290,238     7,290,238
                                Patriot American
     --          1           1  Hospitality Inc.                    --           22            22
                                                                                     ------------
                                                                                       13,950,260
                                                                                     ------------
                                MACHINERY--0.8%
 193,800       --      193,800  Case Corp.                   12,911,925         --     12,911,925
                                                                                     ------------
                                MEDIA--2.0%
                                Clear Channel
 278,300       --      278,300  Communications, Inc. (a)     18,054,712         --     18,054,712
 181,100       --      181,100  Walt Disney Co. (The)        14,601,188         --     14,601,188
                                                                                     ------------
                                                                                       32,655,900
                                                                                     ------------
                                NETWORKING--7.5%
 533,200   455,000     988,200  3Com Corp. (a)               27,326,500  23,318,750    50,645,250
     --    440,000     440,000  Bay Networks, Inc.                  --   16,995,000    16,995,000
 512,000   269,200     781,200  Cisco Systems, Inc. (a)      37,408,000  19,668,425    57,076,425
                                                                                     ------------
                                                                                      124,716,675
                                                                                     ------------

                         PRO FORMA FINANCIAL STATEMENTS
                PRO FORMA PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

               SHARES                                                            VALUE
 ----------------------------------                              -------------------------------------
             MULTI-SECTOR PRO FORMA                                          MULTI-SECTOR  PRO FORMA
 GROWTH FUND     FUND     COMBINED         DESCRIPTION           GROWTH FUND     FUND       COMBINED
 ----------- ------------ --------- ------------------------     ----------- ------------ ------------
                                    OIL & GAS-
                                    PRODUCTION/PIPELINE--
                                    0.6%
       --       55,000      55,000  Coflexip (a)                 $       --  $ 3,093,750  $  3,093,750
                                    Pioneer Natural
       --      162,600     162,600  Resources Co.                        --    6,808,875     6,808,875
                                                                                          ------------
                                                                                             9,902,625
                                                                                          ------------
                                    OIL SERVICES--3.1%
   368,600     244,000     612,600  Schlumberger Ltd.             31,031,512  20,541,750    51,573,262
                                                                                          ------------
                                    PHARMACEUTICALS--8.6%
                                    Boston Scientific Corp.
   150,200     162,100     312,300  (a)                            8,289,163   8,945,894    17,235,057
   246,100         --      246,100  Bristol-Myers Squibb Co.      20,364,775         --     20,364,775
   224,400         --      224,400  Eli Lilly & Co.               27,026,175         --     27,026,175
   689,200         --      689,200  Pfizer, Inc.                  41,395,075         --     41,395,075
                                    Smithkline Beecham, PLC
                                     (ADR)
   523,700         --      523,700   (United Kingdom)             25,595,837         --     25,595,837
    91,100         --       91,100  Warner-Lambert Co.            12,292,806         --     12,292,806
                                                                                          ------------
                                                                                           143,909,725
                                                                                          ------------
                                    PRECIOUS METALS--0.9%
                                    UCAR International, Inc.
       --      318,700     318,700  (a)                                  --   15,217,925    15,217,925
                                                                                          ------------
                                    RETAIL--8.5%
   216,100         --      216,100  AutoZone, Inc. (a)             6,483,000         --      6,483,000
                                    Corporate Express, Inc.
   662,500         --      662,500  (a)                           13,995,313         --     13,995,313
       --      102,000     102,000  CVS Corp.                            --    5,801,250     5,801,250
   455,925         --      455,925  Dollar General Corp.          15,529,945         --     15,529,945
   355,600         --      355,600  Gap, Inc.                     17,802,225         --     17,802,225
   207,600         --      207,600  Home Depot, Inc.              10,821,150         --     10,821,150
   249,700         --      249,700  Kohl's Corp                   17,728,700         --     17,728,700
       --      460,000     460,000  Limited Inc. (The)                   --   11,241,250    11,241,250
       --      171,600     171,600  Nordstrom, Inc.                      --   10,939,500    10,939,500
                                    Quality Food Centers,
       --       84,700      84,700  Inc. (a)                             --    3,467,406     3,467,406
   336,800         --      336,800  Sears, Roebuck & Co.          19,176,550         --     19,176,550
       --      250,500     250,500  Toys "R" Us, Inc. (a)                --    8,892,750     8,892,750
                                                                                          ------------
                                                                                           141,879,039
                                                                                          ------------
                                    TELECOMMUNICATIONS
                                    EQUIPMENT--4.7%
   190,400         --      190,400  Ciena Corp. (a)                9,430,750         --      9,430,750
   286,600         --      286,600  Motorola, Inc.                20,599,375         --     20,599,375
   242,500         --      242,500  Nokia Corp. (ADR)(Finland)    22,749,531         --     22,749,531
                                    Premisys Communications
       --      300,000     300,000  Inc.                                 --    7,631,250     7,631,250
   287,100      60,000     347,100  Tellabs, Inc.                 14,785,650   3,090,000    17,875,650
                                                                                          ------------
                                                                                            78,286,556
                                                                                          ------------
                                    TELECOMMUNICATIONS
                                    SERVICES--1.0%
                                    AirTouch Communications
   437,800         --      437,800  Inc. (a)                      15,514,538         --     15,514,538
                                    RSL Communications, Ltd.
    15,000         --       15,000  (a)                              330,000         --        330,000
                                                                                          ------------
                                                                                            15,844,538
                                                                                          ------------

                         PRO FORMA FINANCIAL STATEMENTS
                PRO FORMA PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

               SHARES                                                            VALUE
 ----------------------------------                             ----------------------------------------
             MULTI-SECTOR PRO FORMA                                         MULTI-SECTOR    PRO FORMA
 GROWTH FUND     FUND     COMBINED         DESCRIPTION          GROWTH FUND     FUND         COMBINED
 ----------- ------------ --------- ------------------------    ----------- ------------  --------------
                                    TRANSPORTATION--0.6%
       --      341,400     341,400  OMI Corp.                   $      --   $ 4,267,500   $    4,267,500
       --      150,000     150,000  USAir Group, Inc.(a)               --     6,206,250        6,206,250
                                                                                          --------------
                                                                                              10,473,750
                                                                                          --------------
                                    TRUCKING & SHIPPING--
                                    1.3%
   278,100         --      278,100  Federal Express Corp. (a)   22,248,000          --        22,248,000
                                                                                          --------------
                                    Total Long-Term
                                     Investments
                                     (cost $1,218,547,339)                                 1,640,114,927
                                                                                          --------------
       PRINCIPAL AMOUNT (000)
 ----------------------------------
                                    SHORT-TERM INVESTMENTS--
                                    1.6%
                                    COMMERCIAL PAPER--0.6%
                                    Ford Motor Credit Co.
   $10,159     $    --     $10,159  6.15%, 10/1/97              10,159,000                    10,159,000
                                    REPURCHASE AGREEMENT--
                                    1.0%
                                    Joint Repurchase
       --       16,322      16,322  Agreement Account                        16,322,000       16,322,000
                                                                                          --------------
                                    TOTAL SHORT -TERM
                                     INVESTMENTS
                                     (cost $26,481,000)                                       26,481,000
                                                                                          --------------
                                    TOTAL INVESTMENTS BEFORE
                                    SHORT SALES--99.9%
                                    (cost $1,245,028,339)                                  1,666,595,927
                                                                                          --------------
               SHARES
 ----------------------------------
                                    COMMON STOCK SOLD SHORT
                                    (A)--(1.9%)
                                    APPAREL--(0.2%)
       --       50,000      50,000  Nike Inc.                          --    (2,650,000)      (2,650,000)
                                                                                          --------------
                                    COMPUTER
                                    SYSTEMS/PERIPHERALS--
                                    (0.9%)
       --      160,500     160,500  Applied Magnet                     --    (5,055,750)      (5,055,750)
       --      210,000     210,000  Gateway 2000 Inc.                  --    (6,601,875)      (6,601,875)
       --       75,000      75,000  Seagate Tech. Inc.                 --    (2,709,375)      (2,709,375)
                                                                                          --------------
                                                                                             (14,367,000)
                                                                                          --------------
                                    EDUCATION--(0.1%)
       --       25,000      25,000  Apollo Group Inc.                  --    (1,059,375)      (1,059,375)
                                                                                          --------------
                                    RETAILING--(0.4%)
       --      100,000     100,000  General Nutrition Co.              --    (2,912,500)      (2,912,500)
                                    Cracker Barrel Old
       --      118,000     118,000  Country Store, Inc.                --    (3,820,250)      (3,820,250)
                                                                                          --------------
                                                                                              (6,732,750)
                                                                                          --------------
                                    TECHNOLOGY SECTOR--
                                    (0.2%)
       --       12,500      12,500  Aware, Inc.                        --      (157,812)        (157,812)
                                    Hutchinson Technology,
       --       58,400      58,400  Inc.                               --    (1,960,050)      (1,960,050)
       --       50,000      50,000  Innovex, Inc.                      --    (1,612,500)      (1,612,500)
                                                                                          --------------
                                                                                              (3,730,362)
                                                                                          --------------

                         PRO FORMA FINANCIAL STATEMENTS
                PRO FORMA PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

               SHARES                                                           VALUE
 ----------------------------------                            ---------------------------------------
             MULTI-SECTOR PRO FORMA                                        MULTI-SECTOR   PRO FORMA
 GROWTH FUND     FUND     COMBINED         DESCRIPTION         GROWTH FUND     FUND        COMBINED
 ----------- ------------ --------- ------------------------   ----------- ------------ --------------
                                    TELECOMMUNICATIONS
                                    EQUIPMENT--(0.1%)
     --        100,000     100,000  Broadband Technology          $--       $(850,000)  $     (850,000)
                                                                                        --------------
                                    Total common stocks sold
                                     short
                                     (proceeds $27,764,397)                                (29,389,487)
                                                                                        --------------
                                    TOTAL INVESTMENTS, NET
                                    OF SHORT SALES--98.1%                                1,637,206,440
                                    Other assets in excess
                                    of liabilities--1.9%                                    31,506,758
                                                                                        --------------
                                    Net Assets--100%                                    $1,668,713,198
                                                                                        ==============

--------
(a) Non-income producing security.
ADR--American Depository Receipt

                 Pro Forma Statement of Assets and Liabilities
                               September 30, 1997
                                  (Unaudited)

                                         MULTI-SECTOR  PRO FORMA      PRO FORMA
                           GROWTH FUND       FUND     ADJUSTMENTS      COMBINED
                          -------------- ------------ -----------   --------------
Assets
Investments, at value
 (cost $863,162,444,
 $381,865,895 and
 $1,245,028,339,
 respectively)..........  $1,196,939,929 $469,655,998               $1,666,595,927
Cash....................       1,132,392        4,928                    1,137,320
Receivable for
 investments sold.......       5,014,392    9,763,352                   14,777,744
Receivable for Fund
 shares sold............       4,739,703      104,632                    4,844,335
Deposits with broker for
 securities sold short..             --    20,220,643                   20,220,643
Dividend and interest
 receivable.............         652,640      497,855                    1,150,495
Other assets............         135,543       11,446                      146,989
                          -------------- ------------   ------      --------------
  Total assets..........   1,208,614,599  500,258,854                1,708,873,453
                          -------------- ------------   ------      --------------
Liabilities
Payable for investments
 purchased..............       6,036,257          --                     6,036,257
Payable for Fund shares
 reacquired.............       1,919,751      705,802                    2,625,553
Investments sold short,
 at value (proceeds
 $27,764,397)...........             --    29,389,487                   29,389,487
Management fee payable..         570,278      238,175                      808,453
Distribution fee
 payable................         378,572      208,421                      586,993
Accrued expenses........         262,783      433,631                      696,414
Withholding taxes
 payable................          17,098          --                        17,098
                          -------------- ------------   ------      --------------
  Total liabilities.....       9,184,739   30,975,516                   40,160,255
                          -------------- ------------   ------      --------------
Net Assets..............  $1,199,429,860 $469,283,338               $1,668,713,198
                          ============== ============   ======      ==============
Net investment assets
 were comprised of:
  Shares of common
   stock, at par........  $       78,191 $     28,921    1,716 (a)  $      108,828
  Paid-in capital in
   excess of par........     784,299,181  317,167,599   (1,716)(a)   1,101,465,064
                          -------------- ------------   ------      --------------
                             784,377,372  317,196,520                1,101,573,892
Undistributed net
 investment income......             --        73,453                       73,453
Accumulated net realized
 gain on investments and
 foreign currency.......      81,276,520   65,848,352                  147,124,872
Net unrealized
 appreciation on
 investments............     333,775,968   86,165,013                  419,940,981
                          -------------- ------------   ------      --------------
Net Assets, September
 30, 1997...............  $1,199,429,860 $469,283,338               $1,668,713,198
                          ============== ============   ======      ==============
Class A:
  Net asset value and
   redemption price per
   share................  $        15.39 $      16.41               $        15.39
  Maximum sales charge
   (5% of offering
   price)...............            0.81         0.86                         0.81
                          -------------- ------------   ------      --------------
  Maximum offering price
   to public............  $        16.20 $      17.27               $        16.20
                          ============== ============   ======      ==============
Class B:
  Net asset value,
   offering price and
   redemption price per
   share................  $        15.18 $      15.91               $        15.18
                          ============== ============   ======      ==============
Class C:
  Net asset value,
   offering price and
   redemption price per
   share................  $        15.18 $      15.90               $        15.18
                          ============== ============   ======      ==============
Class Z:
  Net asset value,
   offering price and
   redemption price per
   share................  $        15.45 $      16.46               $        15.45
                          ============== ============   ======      ==============

--------
(a) Adjustment to reflect the exchange of shares of common stock from Multi-Sector Fund to the Growth Fund.

                       See Notes to Financial Statements

                       PRO FORMA STATEMENT OF OPERATIONS
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                             GROWTH     MULTI-SECTOR   PRO FORMA      PRO FORMA
                              FUND          FUND      ADJUSTMENTS      COMBINED
                          ------------  ------------  -----------    ------------
NET INVESTMENT INCOME
Income
 Dividends (net of
  foreign withholding
  taxes of $185,509 and
  $96,008 and $281,517,
  respectively).........  $  6,429,231  $  5,345,499                 $ 11,774,730
 Interest...............       967,368     1,370,498                    2,337,866
                          ------------  ------------                 ------------
  Total Income..........     7,396,599     6,715,997                   14,112,596
                          ------------  ------------                 ------------
Expenses
 Management Fee.........     5,276,337     2,835,757   (113,430)(a)     7,998,664
 Distribution fee-Class
  A.....................       264,954       555,804                      820,758
 Distribution fee-Class
  B.....................     2,994,762     2,083,043                    5,077,805
 Distribution fee-Class
  C.....................       182,481        46,225                      228,706
 Transfer agent's fees
  and expenses..........     1,376,000       846,000   (111,100)(b)     2,110,900
 Custodian's fees and
  expenses..............       128,000       199,000   (157,000)(b)       170,000
 Reports to
  shareholders..........       235,000       322,000   (257,000)(b)       300,000
 Registration fees......       233,000        90,000    (73,000)(b)       250,000
 Legal fees and
  expenses..............        65,000        40,000    (35,000)(b)        70,000
 Audit fee and expenses.        20,000        36,000    (16,000)(b)        40,000
 Amortization of
  deferred organization
  expense...............        37,967           --                        37,967
 Directors' fee and
  expenses..............        10,500        26,250    (26,250)(b)        10,500
 Insurance expense......        12,000           --                        12,000
 Miscellaneous..........        11,912        19,570    (19,482)(b)        12,000
                          ------------  ------------   --------      ------------
  Total expenses........    10,847,913     7,099,649   (808,262)       17,139,300
                          ------------  ------------   --------      ------------
Net investment loss.....    (3,451,314)     (383,652)   808,262        (3,026,704)
                          ------------  ------------   --------      ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS
Net realized gain (loss)
 on:
 Investment
  transactions..........    90,453,012    96,442,926                  186,895,938
 Foreign currency
  transactions..........           --       (229,650)                    (229,650)
 Short sale
  transactions..........           --     (7,543,755)                  (7,543,755)
                          ------------  ------------                 ------------
                            90,453,012    88,669,521                  179,122,533
                          ------------  ------------                 ------------
Net change in unrealized
 appreciation
 (depreciation) on:
 Investments............   224,732,097    26,499,913                  251,232,010
 Short sales............           --       (969,227)                    (969,227)
 Foreign currency
  transactions..........           --       (368,743)                    (368,743)
                          ------------  ------------                 ------------
                           224,732,097    25,161,943                  249,894,040
                          ------------  ------------                 ------------
Net gain on investments
 and foreign currency
 transactions...........   315,185,109   113,831,464                  429,016,573
                          ------------  ------------                 ------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS.............  $311,733,795  $113,447,812   $808,262      $425,989,869
                          ============  ============   ========      ============

--------
(a) Adjustment to reflect reduction in management fee.
(b) Adjustment to reflect elimination of duplicative expenses.

                       See Notes to Financial Statements

                     PRUDENTIAL JENNISON SERIES FUND, INC.
                        PRUDENTIAL JENNISON GROWTH FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

  Prudential Jennison Growth Fund (the "Growth Fund") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

  The Growth Fund's investment objective is to achieve long-term growth of capital. It invests primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

  The preceding are pro forma financial statements which give effect to the following proposed transaction whereby all of the assets of Prudential Multi-Sector Fund, Inc. ("Multi-Sector Fund") will be exchanged for the shares of the Growth Fund and the Growth Fund will assume the liabilities of the Multi-Sector Fund. Immediately after the exchange, shares of the Growth Fund will be distributed to shareholders of the Multi-Sector Fund and the Multi-Sector Fund will be liquidated. The preceding pro forma financial statements include a pro forma Portfolio of Investments at September 30, 1997, a pro forma Statement of Assets and Liabilities at September 30, 1997, and a pro forma Statement of Operations for the 12 months ended September 30, 1997.

NOTE 1. ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Growth Fund in the preparation of its financial statements.

  Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price, as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

  All securities are valued as of 4:15 p.m., New York time.

  Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

  Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

  Dividends and Distributions: The Growth Fund expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Taxes: It is the Growth Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

  Withholding taxes on foreign dividends have been provided for in accordance with the Growth Fund's understanding of the applicable country's tax rules and rates.

  Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Growth Fund commenced investment operations.

  Reorganization and Solicitation Expense: Expenses of reorganization and solicitation will be borne by the Multi-Sector Fund and the Growth Fund in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders.

NOTE 2. AGREEMENTS

  The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to a subadvisory agreement between PIFM and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Growth Fund in accordance with its investment objective and policies.

  The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Growth Fund. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Growth Fund up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

  The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

  Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

  PIFM, Jennison and PSI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. SALES OF PORTFOLIO HOLDINGS

  In connection with the proposed transaction, the portfolio manager of the Growth Fund anticipates selling certain of the portfolio holdings of Multi-Sector Fund. The particular securities to be liquidated have not yet been determined.

                     PRUDENTIAL JENNISON SERIES FUND, INC.
          Statement of Additional Information dated January 23, 1998

 Prudential Jennison Series Fund, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series:
Prudential Jennison Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Growth & Income Fund (Growth & Income Fund) (each a Fund and collectively the Funds).

 The investment objective of Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments. The investment adviser uses the following ranges as the normal operating parameters for the securities to be purchased by the Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed-income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed-income senior securities.

 The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The Growth Fund may also invest in (i) equity securities of other companies including up to 20% of its total assets in securities of foreign issuers, (ii) investment grade fixed-income securities and (iii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including mortgage-backed securities.

 The primary investment objective of Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. The Growth & Income Fund may also invest in
(i) other common stocks, preferred stock and securities convertible into common stock, (ii) equity and debt securities of foreign issuers (with respect to 20% of its total assets), including ADRs, and (iii) fixed-income securities, including corporate and other debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

 Each Fund may also engage in various derivative transactions, such as using options on stocks, stock indices and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indices and options thereon to hedge its portfolio and to attempt to enhance return.

 There can be no assurance that the Funds' investment objectives will be achieved. See "Investment Objectives and Policies."

 The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus, dated January 23, 1998, copies of which may be obtained from the Company upon request.

                               TABLE OF CONTENTS

                                                        CROSS-REFERENCE TO PAGE
                                             PAGE            IN PROSPECTUS
                                       ---------------- -----------------------
General Information................... B-2                         38
Investment Objectives and Policies.... B-2                         18
Investment Restrictions............... B-18                        32
Directors and Officers................ B-21                        32
Manager and Subadvisers............... B-25                        32
Distributor........................... B-27                        33
Portfolio Transactions and Brokerage.. B-29                        35
Purchase and Redemption of Fund
 Shares............................... B-31                        39
Shareholder Investment Account........ B-34                        50
Net Asset Value....................... B-38                        35
Taxes, Dividends and Distributions.... B-39                        36
Performance Information............... B-42                        36
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants.......................... B-45                        35
Financial Statements.................. B-46                        --
Report of Independent Accountants..... B-56, B-66, B-77            --
Independent Auditors' Report.......... B-57, B-67
Description of Security Ratings....... A-1                         --
Appendix I--General Investment
 Information.......................... I-1                         --
Appendix II--Historical Performance
 Data................................. II-1                        --
Appendix III--Information Relating to
 Prudential........................... III-1                       --

MF172B

                              GENERAL INFORMATION

 The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund (Active Balanced Fund). Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden Fund).

                      INVESTMENT OBJECTIVES AND POLICIES

 The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies. The investment objective of the Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively managed portfolio of equity securities, fixed-income securities and money market instruments. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization. The primary investment objective of the Growth & Income Fund is long-term growth of capital and income, with current income as a secondary objective. The Growth & Income Fund seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market. See "How the Funds Invest--Investment Objectives and Policies" in the Prospectus. There can be no assurance that the Funds' investment objectives will be achieved.

 The term "investment adviser" refers to Jennison Associates LLC, the Subadviser. See "Manager and Subadvisers" below.

U.S. GOVERNMENT SECURITIES

 U.S. TREASURY SECURITIES. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

 SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. Each Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government except that the Growth & Income Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

 Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

MORTGAGE-RELATED SECURITIES

 The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. Government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

 The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

 Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

 The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

 The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

 Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

 Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

 Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

COLLATERALIZED MORTGAGE OBLIGATIONS

 The Growth Fund and Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

 In reliance on Securities and Exchange Commission (SEC) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs ), are not subject to the limitations of the Investment Company Act of 1940 (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

ASSET-BACKED SECURITIES

 The Active Balanced Fund may invest in asset-backed securities. The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit enhancement for the pool.

CUSTODIAL RECEIPTS

 The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

 There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LIQUIDITY PUTS

 The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

 Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

 These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

LOWER-RATED AND UNRATED DEBT SECURITIES

 The Active Balanced Fund and the Growth Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed-income securities. The Growth Fund may not invest more than 10% of its net assets in non-investment grade fixed-income securities.

 The markets in which lower-rated securities (or unrated securities that are equivalent to lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for a Fund to purchase and may also have the effect of limiting the ability of the Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

 Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

FOREIGN DEBT SECURITIES

 Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

 A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign government securities" also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community.

OPTIONS ON SECURITIES

 Each Fund may purchase and write (i.e., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

 A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

 A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

 A Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

 OPTIONS ON SECURITIES INDICES. In addition to options on securities, each Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indices are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

 The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

 Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

RISKS OF TRANSACTIONS IN OPTIONS

 An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

 A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

 Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

 The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

 Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Foreign Currencies and Futures Contracts and Related Options."

 Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

 When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

 If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 Each Fund may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

 Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

 A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 Each Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

 The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

 The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

 The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

 There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

 Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place with in the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FUTURES CONTRACTS

 As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Growth & Income Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indices and foreign currencies. The Growth Fund may purchase futures contracts on stock indices and foreign currencies. The Active Balanced Fund may purchase futures contracts on securities, foreign currencies, stock indices and interest rate indices and options thereon.

 A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

 Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

 When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

 Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

 There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

 Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indices.

 Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

 The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

 An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indices, including the S&P 500 Stock Index and the NYSE Composite Index.

 The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND FOREIGN CURRENCIES AND FUTURES CONTRACTS AND RELATED OPTIONS

 Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indices and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Growth Fund nor Growth & Income Fund intends to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets. See "How the Funds Invest--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

 Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

 If a Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

 POSITION LIMITS. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

 When conditions dictate a defensive strategy, a Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such foreign investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 From time to time, in the ordinary course of business, a Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. A Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or other liquid assets having a value equal to or greater than such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.

SHORT SALES

 The Growth Fund and Growth & Income Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. As a matter of current operating policy, the Growth Fund will not engage in short sales other than short sales against-the-box. The Growth & Income Fund will engage in short sales, including short sales against-the-box. See "How the Funds Invest--Other Investments and Policies-- Short Sales" in the Prospectus and "Investment Restrictions" below.

REPURCHASE AGREEMENTS

 Each Fund's repurchase agreements will be collateralized by U.S. Government obligations. A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the general supervision of the Board of Directors of the Company. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

REVERSE REPURCHASE AGREEMENTS

 The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Board of Directors. The investment adviser will monitor the continued creditworthiness of these parties, subject to the oversight of the Company's Board of Directors. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

LENDING OF SECURITIES

 Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

 A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

 Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

 A Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. A Fund may pledge up to 20% of its total assets to secure these borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES

 No Fund may hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

 Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

 Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

SECURITIES OF OTHER INVESTMENT COMPANIES

 Each Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, a Fund does not intend to invest more than 5% of its total assets in such securities. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

FORWARD ROLLS AND DOLLAR ROLLS

 The Active Balanced Fund may enter into forward roll and dollar roll transactions which involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash or other liquid assets, having a value equal to the repurchase price (including accrued interest). See "Segregated Accounts" below.

SEGREGATED ACCOUNTS

 When a Fund is required to segregate assets in connection with the purchase of securities on a when-issued or delayed delivery basis, securities lending and certain hedging transactions, it will maintain cash or other liquid assets in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

PORTFOLIO TURNOVER

 As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions, but no Fund's portfolio turnover rate is expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

 The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to each Fund, the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

GROWTH FUND AND GROWTH & INCOME FUND MAY NOT:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and, with respect to Growth & Income Fund, futures contracts on debt securities, and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Neither Fund has adopted a fundamental investment policy with respect to investments in restricted securities. See "Investment Objectives and Policies--Illiquid Securities."

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

 11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

 12. Purchase more than 10% of all outstanding voting securities of any one issuer.

ACTIVE BALANCED FUND MAY NOT:

 1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

 2. Make short sales of securities. Short sales "against-the-box" are not subject to this limitation.

 3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements in an amount up to 20% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

 4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result; (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

 5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

 6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

 7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, if may be deemed to be an underwriter under certain federal securities laws.

 8. Make investments for the purpose of exercising control or management.

 9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

 10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

 11. Purchase more than 10% of all outstanding voting securities of any one issuer.

 Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            DIRECTORS AND OFFICERS

  NAME AND ADDRESS **      POSITION WITH
         (AGE)                COMPANY         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------      -------------      -----------------------------------------
Edward D. Beach (73)     Director          President and Director of BMC Fund, Inc., a
                                            closed-end investment company; previously, Vice
                                            Chairman of Broyhill Furniture Industries,
                                            Inc.; Certified Public Accountant; Secretary
                                            and Treasurer of Broyhill Family Foundation,
                                            Inc.; Member of the Board of Trustees of Mars
                                            Hill College; Director of The High Yield Income
                                            Fund, Inc.
Delayne Dedrick Gold     Director          Marketing and Management Consultant; Director of
(58)                                        The High Yield Income Fund, Inc.
*Robert F. Gunia (51)    Director          Vice President, Prudential Investments (since
                                            May 1996); Executive Vice President and
                                            Treasurer, Prudential Investments Fund
                                            Management LLC (PIFM); Senior Vice President
                                            (since March 1987) of Prudential Securities
                                            Incorporated (Prudential Securities); formerly
                                            Chief Administrative Officer (July 1990-
                                            September 1996), Director (January 1989-
                                            September 1996) and Executive Vice President,
                                            Treasurer and Chief Financial Officer (June
                                            1987-September 1996) of Prudential Mutual Fund
                                            Management, Inc.; Vice President and Director
                                            of The Asia Pacific Fund, Inc. (since May
                                            1989); Director of The High Yield Income Fund,
                                            Inc.
Douglas H. McCorkindale  Director          Vice Chairman (since March 1984) and President
(58)                                        (since September 1997) of Gannett Co. Inc.
                                            (publishing and media); Director of Gannett Co.
                                            Inc., Frontier Corporation and Continental
                                            Airlines, Inc.
*Mendel A. Melzer, CFA   Director          Chief Investment Officer (since October 1996) of
(38)                                        Prudential Mutual Funds & Annuities; formerly
751 Broad St.                               Chief Financial Officer (November 1995-
Newark, NJ 07102                            September 1996) of Prudential Investments,
                                            Senior Vice President and Chief Financial
                                            Officer of Prudential Preferred Financial
                                            Services (April 1993-November 1995), Managing
                                            Director of Prudential Investment Advisors
                                            (April 1991-April 1993) and Senior Vice
                                            President of Prudential Capital Corporation
                                            (July 1989-April 1991); Chairman and Director
                                            of Prudential Series Fund, Inc.; Director of
                                            The High Yield Income Fund, Inc.

  NAME AND ADDRESS **
         (AGE)            POSITION WITH COMPANY     PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------     ---------------------     -----------------------------------------
Thomas T. Mooney (56)     Director               President of the Greater Rochester Metro Chamber
                                                   of Commerce; former Rochester City Manager;
                                                   Trustee of Center for Governmental Research,
                                                   Inc.; Director of Blue Cross of Rochester,
                                                   Monroe County Water Authority, Rochester Jobs,
                                                   Inc., Executive Service Corps of Rochester,
                                                   Monroe County Industrial Development
                                                   Corporation, Northeast-Midwest Institute, The
                                                   Business Council of New York State, First
                                                   Financial Fund, Inc., The High Yield Income
                                                   Fund, Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (55)      Director               Chairman (since January 1994), Director and
                                                   President (since 1988) and Chief Executive
                                                   Officer (1988-December 1993) of Carlisle
                                                   Companies Incorporated (manufacturer of
                                                   industrial products).
*Richard A. Redeker (54)  President and Director Employee of Prudential Investments; formerly
751 Broad St.                                      President, Chief Executive Officer and
Newark, NJ 07102                                   Director (October 1993-September 1996) of
                                                   Prudential Mutual Fund Management, Inc.,
                                                   Executive Vice President, Director and Member
                                                   of the Operating Committee (1993-September
                                                   1996), Prudential Securities, Director
                                                   (October 1993-September 1996) of Prudential
                                                   Securities Group, Inc., Executive Vice
                                                   President, The Prudential Investment
                                                   Corporation (January 1994-September 1996),
                                                   Director (January 1994-September 1996),
                                                   Prudential Mutual Fund Distributors, Inc. and
                                                   Prudential Mutual Fund Services, Inc., and
                                                   Senior Executive Vice President and Director
                                                   of Kemper Financial Services, Inc. (September
                                                   1978-September 1993); President and Director
                                                   of The High Yield Income Fund, Inc.
Robin B. Smith (58)       Director               Chairman (since August 1996) and Chief Executive
                                                   Officer (since January 1988), formerly
                                                   President (September 1981-August 1996) and
                                                   Chief Operating Officer (September 1981-
                                                   December 1988) of Publishers Clearing House;
                                                   Director of BellSouth Corporation, Texaco
                                                   Inc., Springs Industries Inc. and Kmart
                                                   Corporation.
Louis A. Weil, III (56)   Director               Publisher and Chief Executive Officer (since
                                                   January 1996) and Director (since September
                                                   1991) of Central Newspapers, Inc.; Chairman of
                                                   the Board (since January 1996), Publisher and
                                                   Chief Executive Officer (August 1991-December
                                                   1995) of Phoenix Newspapers, Inc.; formerly
                                                   Publisher of Time Magazine (May 1989-March
                                                   1991), President, Publisher & CEO of The
                                                   Detroit News (February 1986-August 1989) and
                                                   member of the Advisory Board, Chase Manhattan
                                                   Bank-Westchester; Director of The High Yield
                                                   Income Fund, Inc.
Clay T. Whitehead (58)    Director               President (since May 1983) of National Exchange
                                                   Inc. (new business development firm).

  NAME AND ADDRESS **        POSITION WITH
         (AGE)                  COMPANY          PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
  -------------------        -------------       -----------------------------------------
S. Jane Rose (51)         Secretary           Senior Vice President (since December 1996) of
                                               PIFM; Senior Vice President and Senior Counsel
                                               of Prudential Securities (since July 1992);
                                               formerly Senior Vice President (January 1991-
                                               September 1996) and Senior Counsel (June 1987-
                                               September 1996) of Prudential Mutual Fund
                                               Management, Inc.
Grace C. Torres (38)      Treasurer and       First Vice President (since December 1996) of
                          Principal Financial  PIFM; First Vice President (since March 1994)
                          and Accounting       of Prudential Securities; formerly First Vice
                          Officer              President (March 1994-September 1996) of
                                               Prudential Mutual Fund Management, Inc. and
                                               Vice President (July 1989-March 1994) of
                                               Bankers Trust Corporation.
Marguerite E.H. Morrison  Assistant Secretary Vice President (since December 1996) of PIFM;
(41)                                           Vice President and Associate General Counsel of
                                               Prudential Securities (since March 1995);
                                               formerly Vice President and Associate General
                                               Counsel (June 1991-September 1996) of
                                               Prudential Mutual Fund Management, Inc.
Stephen M. Ungerman (43)  Assistant Treasurer Tax Director of Prudential Investments and the
                                               Private Asset Group of The Prudential Insurance
                                               Company of America (Prudential) (since March
                                               1996); formerly First Vice President of
                                               Prudential Mutual Fund Management, Inc.
                                               (February 1993-September 1996) and Senior Tax
                                               Manager of Price Waterhouse (1981-January
                                               1993).

-------

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.
** Unless otherwise stated, the address is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 Directors and officers of the Company are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

 The officers conduct and supervise the daily business operations of the Company, while the Directors, in addition to their functions set forth under "Manager and Subadvisers" and "Distributor," oversee such actions and decide on general policy.

 Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company pays each of its Directors who is not an affiliated person of PIFM or Jennison Associates LLC (Jennison or the Subadviser) annual compensation of $1,875, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the Boards of which the Director will be asked to serve.

 Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter (the T-bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of a Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

 The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

 The following table sets forth aggregate compensation paid by the Company to the Directors for the fiscal year ended September 30, 1997 and the aggregate compensation paid to such Directors for service on the boards of other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997. In October 1996, shareholders elected a new Board of Directors of the Company. Below are listed all Directors who have served the Company during its most recent fiscal year as well as the new Directors who took office after the shareholder meeting in October 1996.

                              COMPENSATION TABLE

                                                                                TOTAL 1997
                                                                               COMPENSATION
                                                                               PAID TO BOARD
                                       PENSION OR RETIREMENT                      MEMBERS
                           AGGREGATE     BENEFITS ACCRUED    ESTIMATED ANNUAL  FROM COMPANY
                          COMPENSATION  AS PART OF COMPANY    BENEFITS UPON      AND FUND
NAME AND POSITION         FROM COMPANY       EXPENSES           RETIREMENT     COMPLEX(/2/)
-----------------         ------------ --------------------- ---------------- ---------------
Beach, Edward D.--Direc-
 tor                         $1,875            None                N/A        $135,000(38/63)*
Gold, Delayne D.--Direc-
 tor                         $1,875            None                N/A        $135,000(38/63)*
Gunia, Robert F.(/1/)--
 Director                    $  0              None                N/A            $  0
Lennox, Donald D.--For-
 mer Director                $1,875            None                N/A        $ 90,000(26/50)*
McCorkindale, Douglas
 H.(/2/)--Director           $1,875            None                N/A        $ 70,000(20/35)*
Melzer, Mendel A.(/1/)--
 Director                    $  0              None                N/A            $  0
Mooney, Thomas T.(/2/)--
 Director                    $1,875            None                N/A        $115,000(31/64)*
Munn, Stephen P.--Direc-
 tor                         $1,875            None                N/A        $ 45,000(15/21)*
Redeker, Richard
 A.(/1/)--President and
 Director                    $  0              None                N/A            $  0
Smith, Robin B.(/2/)--
 Director                    $3,750            None                N/A        $ 90,000(27/34)*
Weil, III, Louis A.--Di-
 rector                      $1,875            None                N/A        $ 90,000(26/50)*
Whitehead, Clay T.--Di-
 rector                      $1,875            None                N/A        $ 45,000(15/21)*

-------
* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.
(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Company).
(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively. Currently, Ms. Smith has agreed to defer her fees at the Fund rate.

 As of January 9, 1998, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund.

 As of January 9, 1998, Jennison Associates LLC Savings Plan, TTEE J. Kannry,
M. Del Balso & B. Goldberg, C/O Corporate Services, 466 Lexington Ave., 18th Fl., New York, NY 10017-3140 and Bradley L. Goldberg, 502 Orienta Ave., Mamaroneck, NY 10543-4317 were the beneficial owners of 160,307 and 147,215 Class A shares of the Growth & Income Fund (5.6% and 5.2%, respectively); Prudential Trust Company, FBO PRUD-DC Trust Accounts, Attn John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791, Mr. John A. Hart, TTEE for John
A. & Eleanor E. Hart Family Trust UA DTD

08/25/95, 500 Laramie Trl., Cincinnati, OH 45215-2504, Mr. Neil L. Cushman & Mrs. Katy L. Cushman, JT TEN, 5248 Calle Barquero, Santa Barbara, CA 93111-1743 and Mr. Albert R. Graves & Mrs. R. Graves, JT TEN, 790 Cool Glace Ct., Millersville, MD 21108-1700 were the beneficial owners of 11,006, 5,106, 5,940 and 4,164 Class Z shares of the Growth & Income Fund (14%, 6.5%, 7.5% and 5.3%, respectively); and Prudential Trust Company, FBO PRU-DC Trust Accounts,
ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1791 and Pru Defined Contribution Svcs, FBO Pru-Non-Trust Accounts, ATTN: John Surdy, 30 Scranton Office Park, Moosic, PA 18507-1789, were the beneficial owners of 14,582,896 and 29,673,849 Class Z shares of the Growth Fund (29% and 60.1%, respectively).

 As of January 9, 1998, Prudential Securities was the record holder for other beneficial owners of 6,977,021 Class A shares (approximately 63.6% of such shares outstanding), 21,841,735 Class B shares (approximately 67.1% of such shares outstanding), 1,612,029 Class C shares (approximately 78.9% of such shares outstanding) and 389,471 Class Z shares (approximately 0.7% of such shares outstanding) of Growth Fund; and 2,178,948 Class A shares (approximately 76% of such shares outstanding), 6,214,520 Class B shares (approximately 82.8% of such shares outstanding), 564,829 Class C shares (approximately 89.8% of such shares outstanding) and 67,276 Class Z shares (approximately 85.8% of such shares outstanding) of Growth & Income Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                            MANAGER AND SUBADVISERS

 The manager of the Company is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. As of December 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

 PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

 Pursuant to each Management Agreement with the Company (the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

 For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .60 of 1% of each of Growth Fund's and Growth & Income Fund's average daily net assets and a fee at an annual rate of .65 of 1% of the Active Balanced Fund's average daily net assets. Each fee is computed daily and payable monthly. The Management Agreements also provide that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Company. No such reductions were required during the fiscal year ended September 30, 1997. No jurisdiction currently limits a Fund's expenses.

 In connection with its management of the corporate affairs of the Company, PIFM bears the following expenses:

 (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Company's investment advisers;

 (b) all expenses incurred by PIFM or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

 (c) the fees payable to the Subadviser pursuant to separate Subadvisory Agreements between PIFM and Jennison (the Subadvisory Agreements) and, with respect to Active Balanced Fund, the fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to a Subadvisory Agreement between PIFM and PI (the Cash Management Subadvisory Agreement).

 Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Company's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares,
(d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member,
(h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Company and the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, including the preparation and printing of each Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution fees.

 Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for the Growth Fund and Growth & Income Fund was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on May 21, 1997. The Management Agreement for the Active Balanced Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

 PIFM has entered into two Subadvisory Agreements with Jennison, a wholly-owned subsidiary of Prudential. The Subadvisory Agreements provide that Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Growth & Income Fund and the Active Balanced Fund, respectively. In connection therewith, Jennison is obligated to keep certain books and records of each Fund. Under each Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of each Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for each Fund and is responsible for obtaining and evaluating financial data relevant to each Fund. PIFM continues to have responsibility for all investment advisory services pursuant to each Management Agreement. Under each Subadvisory Agreement, PIFM compensates Jennison for its services at an annual rate of .30 of 1% of each Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

 For the fiscal period from November 2, 1995 (commencement of investment operations) through September 30, 1996, PIFM received from Growth Fund management fees of $1,418,805, of which $709,402 was paid to Jennison. The Growth & Income Fund was not offered during the fiscal year ended September 30, 1996. For the fiscal year ended September 30, 1997, PIFM received from Growth Fund management fees of $5,276,337, of which $2,348,474 was paid to Jennison, and PIFM received from Growth & Income Fund management fees of $513,032, of which $256,516 was paid to Jennison. The Active Balanced Fund was not offered during the fiscal year ended September 30, 1997.

 Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PIFM or Jennison upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Subadvisory Agreement for the Growth Fund and Growth & Income Fund was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on May 21, 1997. The Subadvisory Agreement with Jennison for the Active Balanced Fund was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

 The Cash Management Subadvisory Agreement provides that PI manage short-term assets and cash for the Active Balanced Fund and invest available cash balances for the Fund through a joint repurchase agreement account. PI is reimbursed by PIFM for reasonable costs and expenses incurred by it in furnishing such services. This Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on August 26, 1997.

                                  DISTRIBUTOR

 Prudential Securities Incorporated (Prudential Securities or the
Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Company.

 Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expenses of distributing the Company's Class A, Class B and Class C shares. See "How the Funds are Managed--Distributor" in the Prospectus. Prudential Securities also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.

 The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). On April 9 and July 9, 1996, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plans or any agreement related thereto (Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the Class A, Class B and Class C Plan and the Distribution Agreement with respect to Growth Fund and Growth & Income Fund, respectively. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on August 26, 1997. No shares of the Active Balanced Fund were outstanding during the fiscal year ended September 30, 1997.

 Class A Plan. For the fiscal year ended September 30, 1997, the Growth Fund paid distribution fees of $264,954 to Prudential Securities under the Class A Plan. For the fiscal period from November 7, 1996 (commencement of investment operations of the Growth & Income Fund) through September 30, 1997, the Growth & Income Fund paid distribution fees of $60,491 to Prudential Securities under the Class A Plan. These amounts were primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same periods, Prudential Securities received approximately $608,000 and $182,700 in initial sales charges with respect to the sale of Class A shares of Growth Fund and Growth & Income Fund, respectively.

 Class B Plan. For the fiscal period ended September 30, 1997, the Distributor received $2,994,762 and $560,606 on behalf of the Growth Fund and Growth & Income Fund, respectively, under the Class B Plan. For the fiscal period ended September 30, 1997, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                  APPROXIMATE
                   COMMISSION                   COMPENSATION TO      TOTAL
                   PAYMENTS TO                    PRUSEC FOR         AMOUNT
                    FINANCIAL                     COMMISSION        SPENT BY
                   ADVISERS OF OVERHEAD COSTS     PAYMENTS TO     DISTRIBUTOR
                   PRUDENTIAL  OF PRUDENTIAL  REPRESENTATIVES AND ON BEHALF OF
  FUND    PRINTING SECURITIES   SECURITIES*     OTHER EXPENSES*       FUND
--------  -------- ----------- -------------- ------------------- ------------
Growth    $335,000 $1,611,600    $1,197,200       $1,448,300       $4,592,100
Growth &
 Income   $      0 $  357,900    $  787,400       $  281,500       $1,426,800

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the same periods, Prudential Securities received approximately $727,100 and $124,500 in contingent deferred sales charges attributable to Class B shares of Growth Fund and Growth & Income Fund, respectively.

 Class C Plan. For the fiscal period ended September 30, 1997, the Distributor received $182,481 and $50,452 on behalf of the Growth Fund and Growth & Income Fund, respectively, under the Class C Plan. For the fiscal period ended September 30, 1997, the Distributor spent approximately the following amounts on behalf of each such Fund.

                                                                  APPROXIMATE
                   COMMISSION                   COMPENSATION TO      TOTAL
                   PAYMENTS TO                    PRUSEC FOR         AMOUNT
                    FINANCIAL                     COMMISSION        SPENT BY
                   ADVISERS OF OVERHEAD COSTS     PAYMENTS TO     DISTRIBUTOR
                   PRUDENTIAL  OF PRUDENTIAL  REPRESENTATIVES AND ON BEHALF OF
  FUND    PRINTING SECURITIES   SECURITIES*     OTHER EXPENSES*       FUND
--------  -------- ----------- -------------- ------------------- ------------
Growth    $19,700   $135,100      $30,800           $14,300         $199,900
Growth &
 Income   $     0   $ 17,800      $24,400           $ 1,800         $ 44,000

 Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales

Charges" in the Prospectus. For the same periods, Prudential Securities received approximately $5,600 and $1,100 in contingent deferred sales charges attributable to Class C shares of Growth Fund and Growth & Income Fund, respectively.

 The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days', written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

 Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the federal securities laws.

NASD MAXIMUM SALES CHARGE RULE

 Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

 The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

 Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the SEC. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.

 Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

 In placing orders for portfolio securities of a Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than a Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Company's Board of Directors. The Company will not pay up for research in principal transactions.

 Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Company. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. The Growth Fund paid commissions of $436,218 for the fiscal period ended September 30, 1996, none of which was paid to Prudential Securities or any of its affiliates and paid commissions of $1,135,470 for the fiscal year ended September 30, 1997, of which $50,605 was paid to Prudential Securities or its affiliates. The Growth & Income Fund paid commissions of $298,280 for the fiscal period ended September 30, 1997, of which $13,935 was paid to Prudential Securities or its affiliates.

                    PURCHASE AND REDEMPTION OF FUND SHARES

 Shares of each Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of each Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Funds" in the Prospectus.

 Each class represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

 Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

SPECIMEN PRICE MAKE-UP

 Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the net asset value at September 30, 1997, the maximum offering price of the Funds' shares is as follows:

                                                   ACTIVE               GROWTH
                                                  BALANCED             & INCOME
                                                   FUND**  GROWTH FUND   FUND
                                                  -------- ----------- --------
CLASS A
Net asset value and redemption price per Class A
 share...........................................  $14.41    $15.39     $12.89
Maximum sales charge (5% of offering price)......     .76       .81        .68
                                                   ------    ------     ------
Offering price to public.........................  $15.17    $16.20     $13.57
                                                   ======    ======     ======
CLASS B
Net asset value, redemption price and offering
 price per Class B share*........................  $14.34    $15.18     $12.86
                                                   ======    ======     ======
CLASS C
Net asset value, redemption price and offering
 price per Class C share*........................  $14.34    $15.18     $12.86
                                                   ======    ======     ======
CLASS Z
Net asset value, offering price and redemption
 price per Class Z share.........................  $14.45    $15.45     $12.93
                                                   ======    ======     ======

-------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
**Active Balanced Fund shares did not exist at September 30, 1997.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

 COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

 An eligible group of related Fund investors includes any combination of the following:

 (a) an individual;

 (b) the individual's spouse, their children and their parents;

 (c) the individual's and spouse's Individual Retirement Account (IRA);

 (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

 (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

 (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

 (g) one or more employee benefit plans of a company controlled by an individual.

 In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

 RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Each Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

 LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

 For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

 A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

 The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

 The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

 The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

 CATEGORY OF WAIVER                 REQUIRED DOCUMENTATION
 Death                              A copy of the shareholder's death
                                    certificate or, in the case of a trust, a
                                    copy of the grantor's death certificate,
                                    plus a copy of the trust agreement
                                    identifying the grantor.
 Disability--An individual will be  A copy of the Social Security considered disabled if he or she  Administration award letter or a letter
  is unable to engage in any sub-   from a physician on the physician's
  stantial gainful activity by      letterhead stating that the shareholder
  reason of any medically deter-    (or, in the case of a trust, the grantor)
  minable physical or mental im-    is permanently disabled. The letter must
  pairment which can be expected    also indicate the date of disability.
  to result in death or to be of
  long-continued and indefinite
  duration.
 Distribution from an IRA or        A copy of the distribution form from the
  403(b) Custodial Account          custodial firm indicating (i) the date of
                                    birth of the shareholder and (ii) that the
                                    shareholder is over age 59 1/2 and is
                                    taking a normal distribution--signed by the
                                    shareholder.
 Distribution from Retirement Plan  A letter signed by the plan administrator/trustee indicating the reason
                                    for the distribution.
 Excess Contributions               A letter from the shareholder (for an IRA)
                                    or the plan administrator/trustee on
                                    company letterhead indicating the amount of
                                    the excess and whether or not taxes have
                                    been paid.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

 Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

 AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

 EXCHANGE PRIVILEGE. The Company makes available to its shareholders the Exchange Privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

 It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

 CLASS A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

 The following money market funds participate in the Class A Exchange
Privilege:

 Prudential California Municipal Fund
  (California Money Market Series)
 Prudential Government Securities Trust
  (Money Market Series)
  (U.S. Treasury Money Market Series)
 Prudential Municipal Series Fund
  (Connecticut Money Market Series)
  (Massachusetts Money Market Series)
  (New York Money Market Series)
  (New Jersey Money Market Series)

 Prudential MoneyMart Assets, Inc. (Class A shares)

 Prudential Tax-Free Money Fund, Inc.

 CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

 Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

 At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

 CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

 Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

 Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

 Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(/1/)

 The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(/2/)

              PERIOD OF
         MONTHLY INVESTMENTS             $100,000 $150,000 $200,000 $250,000
         -------------------             -------- -------- -------- --------
              25 Years........            $  110   $  165   $  220   $  275
              20 Years........               176      264      352      440
              15 Years........               296      444      592      740
              10 Years........               555      833    1,110    1,388
              5 Years.........             1,371    2,057    2,742    3,428

-------
(/1/) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(/2/) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

 See "Automatic Savings Accumulation Plan."

 AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

 Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

 SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

 In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

 Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

 Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

 Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

 TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

 Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

 Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                         TAX-DEFERRED COMPOUNDING(/1/)

         CONTRIBUTIONS                        PERSONAL
          MADE OVER:                          SAVINGS    IRA
         -------------                        -------- --------
           10 years.......................... $ 26,165 $ 31,291
           15 years..........................   44,676   58,649
           20 years..........................   68,109   98,846
           25 years..........................   97,780  157,909
           30 years..........................  135,346  244,692

-------
(/1/)The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

 From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

 The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

 Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

 Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager and Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Each Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the net asset value of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

 Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and gains which are distributed to shareholders, and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

 Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

 Gains or losses on sales of securities by a Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, conversion transaction and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

 Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Fund may invest. See "Investment Objectives and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

 Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

 A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

 Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If
Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

 The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code.

 Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

 Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.

 Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

 Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

 A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Interest income, capital gain net income, gain or loss from Section 1256 contracts (described above), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

 Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. A Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

 Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION

 AVERAGE ANNUAL TOTAL RETURN. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Average annual total return is computed according to the following formula:

                      P ( 1 + T ) to the nth power = ERV

 Where:P = a hypothetical initial payment of $1,000.
 T = average annual total return.
 n = number of years.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

 The average annual total returns for the period from November 2, 1995 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 for the Class A, Class B and Class C shares of Growth Fund were 21.99% and 33.28%, 22.68% and 34.39%, 24.41% and
38.39%, respectively. The average annual total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 were 31.85% and 40.71%, respectively.

 On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1997, your average annual total returns (after fees and expenses) for the one, three and since inception (November 5, 1992) periods ended September 30, 1997 would have been 40.71%, 28.90% and 21.37%, respectively. In addition, the aggregate total returns for such periods would have been 40.71%, 114.22% and 158.39%, respectively.

  On or about January 23, 1998, the assets and liabilities of Prudential Active Balanced Fund were transferred to the Active Balanced Fund, in exchange solely for shares of Active Balanced Fund (the Conversion). The investment objectives and policies of Prudential Active Balanced Fund and Active Balanced Fund are virtually identical and each fund has the same investment adviser. Accordingly, if you purchased Class A shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 17.48%. If you had purchased Class B shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 16.91%. If you had purchased Class C shares of Prudential Active Balanced Fund at their inception on October 31, 1996, your average annual total return (as well as your aggregate total return) for the period ended September 30, 1997 would have been 16.91%. If you had purchased Class Z shares of Prudential Active Balanced Fund at their inception on January 4, 1993, your average annual total returns for the one year and since inception periods ended September 30, 1997 would have been 21.34% and 73.98%, respectively. Your aggregate total returns for such periods would have been 21.34% and 12.40%, respectively.

 AGGREGATE TOTAL RETURN. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Funds Calculate Performance" in the Prospectus.

 Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                     -----
                                       P

 Where: P = a hypothetical initial payment of $1,000.
 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

 Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges. The aggregate total returns for the period from November 2, 1995 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 for the Class A, Class B and Class C shares of Growth Fund were 53.90% and 40.29%, 51.80% and 39.39% and 51.80% and 39.39%, respectively. The aggregate total returns for Class Z shares of Growth Fund from April 15, 1996 (commencement of investment operations) to September 30, 1997 and for the one year period ended September 30, 1997 were 49.71% and 40.71%, respectively. Aggregate total returns for the Class A, Class B, Class C and Class Z shares of Growth & Income Fund for the period from November 7, 1996 (commencement of investment operations) to September 30, 1997 were 29.72%, 28.83%, 28.83% and 30.30%, respectively.

  From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


                                    [CHART]
           PERFORMANCE COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
                     OVER THE LONG TERM (1/1926 - 9/1997)

Common Stocks           11.0%

Long-Term
Gov't Bonds              5.1%

Inflation                3.1%

-----------
(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved, Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

 State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Funds are Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. For the fiscal year ended September 30, 1997, Growth Fund incurred fees of approximately $1,236,000 for the services of PMFS. For the fiscal period ended September 30, 1997, Growth & Income Fund incurred fees of approximately $88,800 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

 Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

Portfolio of Investments as           PRUDENTIAL DRYDEN FUND
of September 30, 1997                 PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--90.7%
COMMON STOCKS--50.8%
----------------------------------------------------------------
Airlines--0.6%
   10,600   Delta Air Lines, Inc.                  $     998,388
----------------------------------------------------------------
Automobiles & Trucks--2.7%
   61,800   General Motors Corp.                       4,136,737
    4,700   Meritor Automotive Inc.(a)                   112,495
                                                   -------------
                                                       4,249,232
----------------------------------------------------------------
Banking--3.2%
   14,400   Chase Manhattan Corp.                      1,699,200
   14,500   Fleet Financial Group, Inc.                  950,656
  142,200   Hibernia Corp. U.A.                        2,417,400
                                                   -------------
                                                       5,067,256
----------------------------------------------------------------
Business Services--4.3%
   40,975   CUC International Inc.(a)                  1,270,225
   25,000   Hertz Corp                                   942,187
   20,300   Manpower, Inc.                               801,850
   50,200   Ogden Corp.                                1,185,975
    8,600   Omnicom Group                                625,650
   58,800   Ryder System, Inc.                         2,113,125
                                                   -------------
                                                       6,939,012
----------------------------------------------------------------
Computer Systems/Peripherals--4.1%
   18,400   Digital Equipment Corp.(a)                   796,950
   20,000   Hewlett-Packard Co.                        1,391,250
   25,700   International Business Machines
              Corp.                                    2,722,594
   21,550   Symbol Technologies, Inc.                    946,853
   48,100   Unisys Corp.(a)                              736,531
                                                   -------------
                                                       6,594,178
----------------------------------------------------------------
Food--1.2%
   42,900   Dole Food Company, Inc.                    1,938,544
----------------------------------------------------------------
Hotels--0.9%
   41,000   Hilton Hotels Corp.                    $   1,381,188
----------------------------------------------------------------
Household & Personal Care Products--0.5%
   44,300   The Dial Corp.                               772,481
----------------------------------------------------------------
Insurance--2.8%
   16,800   CIGNA Corp.                                3,129,000
   27,600   NAC Re Corp.                               1,417,950
                                                   -------------
                                                       4,546,950
----------------------------------------------------------------
Machinery--1.0%
   16,800   Case Corp.                                 1,119,300
    9,400   Caterpillar Inc.                             507,012
                                                   -------------
                                                       1,626,312
----------------------------------------------------------------
Media--0.7%
   43,200   Westinghouse Electric Corp.                1,169,100
----------------------------------------------------------------
Metals--2.2%
   47,700   Alumax, Inc.(a)                            1,949,738
   22,900   Reynolds Metals Co.                        1,621,606
                                                   -------------
                                                       3,571,344
----------------------------------------------------------------
Oil Services--2.0%
   25,300   Baker Hughes, Inc.                         1,106,875
   25,600   Dresser Industries, Inc.                   1,100,800
   21,800   Unocal Corp.                                 942,850
                                                   -------------
                                                       3,150,525
----------------------------------------------------------------
Paper--2.3%
   35,500   Boise Cascade Corp.                        1,493,219
   22,300   Champion International Corp.               1,358,906
   49,600   Stone Container Corp.                        771,900
                                                   -------------
                                                       3,624,025

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as           PRUDENTIAL DRYDEN FUND
of September 30, 1997                 PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
----------------------------------------------------------------
Petroleum (Domestic)--2.3%
   18,600   Amerada Hess Corp.                     $   1,147,387
   17,900   Anadarko Petroleum Corp.                   1,285,444
   49,023   Union Pacific Resources Group, Inc.        1,283,790
                                                   -------------
                                                       3,716,621
----------------------------------------------------------------
Pharmaceuticals--0.1%
    4,300   Vertex Pharmaceuticals, Inc.(a)              162,325
----------------------------------------------------------------
Photography/Imaging Technology--1.0%
   19,200   Xerox Corp.                                1,616,400
----------------------------------------------------------------
Publishing--5.7%
   43,700   American Greetings Corp.                   1,611,438
   30,600   McGraw-Hill Companies, Inc.                2,071,237
   61,000   New York Times Co.                         3,202,500
   39,900   Tribune Co.                                2,127,169
                                                   -------------
                                                       9,012,344
----------------------------------------------------------------
Railroads--0.9%
   21,561   Union Pacific Corp.                        1,350,258
----------------------------------------------------------------
Realty Investment Trust--0.7%
   39,450   Avalon Properties, Inc.                    1,173,638
----------------------------------------------------------------
Retail--3.0%
   24,100   AutoZone, Inc.(a)                            723,000
  108,979   The Limited, Inc.                          2,663,174
   24,600   Sears, Roebuck & Co.                       1,400,663
                                                   -------------
                                                       4,786,837
----------------------------------------------------------------
Savings & Loan--0.9%
   20,200   Washington Mutual, Inc.                    1,408,950
----------------------------------------------------------------
Semiconductor Devices & Equipment--0.5%
   35,600   International Rectifier Corp.(a)       $     832,150
----------------------------------------------------------------
Specialty Chemicals--2.5%
   24,200   Betz Dearborn Inc.                         1,654,675
   32,200   Dexter Corp.                               1,290,012
   31,000   Morton International, Inc.                 1,100,500
                                                   -------------
                                                       4,045,187
----------------------------------------------------------------
Steel & Metal--2.0%
   24,300   Kennametal, Inc.                           1,178,550
   30,800   Steel Dynamics, Inc.(a)                      723,800
   37,800   USX Corp.-U.S. Steel Group                 1,313,550
                                                   -------------
                                                       3,215,900
----------------------------------------------------------------
Telecommunications Equipment--1.4%
   33,900   General Motors Corp., Series H             2,241,636
----------------------------------------------------------------
Trucking & Shipping--0.5%
   25,300   Knightsbridge Tankers Ltd.                   716,306
----------------------------------------------------------------
Waste Management--0.8%
   36,800   Waste Management Inc.                      1,285,701
                                                   -------------
            Total common stocks
              (cost $58,321,045)                      81,192,788
                                                   -------------
PREFERRED STOCKS--0.5%
----------------------------------------------------------------
   15,400   USX Capital Trust Conv. Pfd. 6.75%
              (cost $736,572)                            736,313
                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Portfolio of Investments as of September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
----------------------------------------------------------------
DEBT OBLIGATIONS--39.4%
----------------------------------------------------------------
Corporate Bonds--1.0%
   $1,570   General Motors Acceptance Corp.
              6.75%, 2/7/02
              (cost $1,576,798)                    $   1,588,840
                                                   -------------
----------------------------------------------------------------
U.S. Government Securities--38.4%
    9,805   United States Treasury Bond,
              7.875%, 2/15/21                         11,422,825
            United States Treasury Notes,
    4,865   8.875%, 11/15/98                           5,029,194
    7,045   7.50%, 11/15/01                            7,424,796
   17,435   6.25%, 2/15/03                            17,601,155
   20,300   5.75%, 8/15/03                            19,985,959
                                                   -------------
            Total U.S. Government securities
              (cost $59,559,007)                      61,463,929
                                                   -------------
            Total debt obligations
              (cost $61,135,805)                      63,052,769
                                                   -------------
            Total long-term investments
              (cost $120,193,422)                    144,981,870
                                                   -------------
SHORT-TERM INVESTMENT--10.6%
----------------------------------------------------------------
Repurchase Agreement--10.6%
   16,910   Joint Repurchase Agreement Account,
              6.127%, 10/01/97 (Note 5)
              (cost $16,910,000)                      16,910,000
----------------------------------------------------------------
Total Investments--101.3%
            (cost $137,103,422; Note 4)              161,891,870
            Liabilities in excess of other
              assets--(1.3%)                         (2,011,517)
                                                   -------------
            Net Assets--100%                       $ 159,880,353
                                                   =============
---------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Statement of Assets and Liabilities          PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $137,103,422)..............................................................         $161,891,870
Cash...................................................................................................              205,643
Dividends and interest receivable......................................................................              866,767
Receivable for investments sold........................................................................              577,190
Receivable for Fund shares sold........................................................................              127,392
Deferred expenses and other assets.....................................................................                7,060
                                                                                                                ------------
    Total assets.......................................................................................          163,675,922
                                                                                                                ------------
Liabilities
Payable for investments purchased......................................................................            2,261,304
Payable for Fund shares reacquired.....................................................................            1,359,140
Accrued expenses.......................................................................................               89,843
Management fee payable.................................................................................               84,977
Distribution fee payable...............................................................................                  305
                                                                                                                ------------
    Total liabilities..................................................................................            3,795,569
                                                                                                                ------------
Net Assets.............................................................................................         $159,880,353
                                                                                                                ============
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     11,065
   Paid-in capital in excess of par....................................................................          120,808,732
                                                                                                                ------------
                                                                                                                 120,819,797
   Undistributed net investment income.................................................................            3,191,713
   Accumulated net realized gain on investments........................................................           11,080,395
   Net unrealized appreciation on investments..........................................................           24,788,448
                                                                                                                ------------
Net assets, September 30, 1997.........................................................................         $159,880,353
                                                                                                                ============
Class A:
   Net asset value and redemption price per share
      ($990,155 / 68,713 shares of beneficial interest issued and outstanding).........................               $14.41
   Maximum sales charge (5% of offering price).........................................................                  .76
                                                                                                                      ------
   Maximum offering price to public....................................................................               $15.17
                                                                                                                      ======
Class B:
   Net asset value, offering price and redemption price per share
      ($212,588 / 14,829 shares of beneficial interest issued and outstanding).........................               $14.34
                                                                                                                      ======
Class C:
   Net asset value, offering price and redemption price per share
      ($5,252 / 366 shares of beneficial interest issued and outstanding)..............................               $14.34
                                                                                                                      ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($158,672,358 / 10,980,644 shares of beneficial interest issued and outstanding).................               $14.45
                                                                                                                      ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Operations
--------------------------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1997
                                            ------------------
Income
   Interest..............................      $  4,870,516
   Dividends (net of foreign withholding
      taxes of $522).....................         1,282,755
                                               ------------
    Total income.........................         6,153,271
                                               ------------
Expenses
   Management fee........................         1,009,861
   Distribution fee--Class A.............               228
   Distribution fee--Class B.............               650
   Distribution fee--Class C.............                 6
   Registration fees.....................           183,000
   Transfer agent's fees and expenses....           167,000
   Custodian's fees and expenses.........            92,000
   Reports to shareholders...............            88,000
   Legal fees............................            33,000
   Administration fee....................            21,553
   Audit fee.............................            15,000
   Organization expense..................            13,213
   Trustees' fees........................            11,250
   Miscellaneous.........................             1,676
                                               ------------
    Total expenses.......................         1,636,437
                                               ------------
Net investment income....................         4,516,834
                                               ------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions..........................        11,725,117
Net change in unrealized appreciation on
   investments...........................        13,786,966
                                               ------------
Net gain on investments..................        25,512,083
                                               ------------
Net Increase in Net Assets
Resulting from Operations................      $ 30,028,917
                                               ============


PRUDENTIAL DRYDEN FUND
PRUDENTIAL ACTIVE BALANCED FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Increase                              Year Ended September 30,
                                      ------------------------
in Net Assets                           1997            1996
                                      --------        --------
Operations
   Net investment income..........  $  4,516,834    $   4,391,687
   Net realized gain on
      investment..................    11,725,117        9,129,045
   Net change in unrealized
      appreciation/depreciation on
      investments.................    13,786,966       (1,120,181)
                                    ------------    -------------
   Net increase in net assets
      resulting from operations...    30,028,917       12,400,551
                                    ------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income
      Class A.....................           (64)              --
      Class B.....................            (6)              --
      Class C.....................            (6)              --
      Class Z.....................    (4,627,738)      (3,972,955)
                                    ------------    -------------
                                      (4,627,814)      (3,972,955)
                                    ------------    -------------
   Distributions to shareholders
      from net realized gains
      Class A.....................          (128)              --
      Class B.....................           (12)              --
      Class C.....................           (12)              --
      Class Z.....................    (9,255,475)      (1,932,789)
                                    ------------    -------------
                                      (9,255,627)      (1,932,789)
                                    ------------    -------------
Fund share transactions (Note 6)
   Net proceeds from shares
      sold........................    55,048,728       36,454,403
   Net asset value of shares
      issued in reinvestment of
      distributions...............    13,883,406        5,905,744
   Cost of shares reacquired......   (78,785,554)     (28,618,544)
                                    ------------    -------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................    (9,853,420)      13,741,603
                                    ------------    -------------
Total increase....................     6,292,056       20,236,410
Net Assets
Beginning of year.................   153,588,297      133,351,887
                                    ------------    -------------
End of year.......................  $159,880,353    $ 153,588,297
                                    ============    =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Notes to Financial Statements                PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Dryden Fund (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of six separate funds, one of which is Active Balanced Fund (the "Fund"). Prior to October 30, 1996 the Company was named the Prudential Institutional Fund and prior to September 20, 1996, it consisted of seven separate funds (the "Funds"), five of which were reorganized on September 20, 1996 and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 7).

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is a national securities exchange, commodities exchange, board of trade or NASDAQ are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the mean between the closing bid and asked prices quoted on such day or at the bid price in the absence of an asked price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent.

U.S. government securities for which market quotations are readily available are valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

--------------------------------------------------------------------------------

                                           PRUDENTIAL DRYDEN FUND
Notes to Financial Statements              PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over a period of sixty months from the date each of the Funds commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended September 30, 1997, the application of this statement increased unrealized appreciation on investments and decreased paid-in capital by $7,210. Net investment income, net realized gains, and net assets were not affected by these reclassifications.

------------------------------------------------------------
Note 2. Agreements

The Fund had a management agreement with Prudential Institutional Fund Management, Inc. through October 30, 1996. Pursuant to this agreement, Prudential Institutional Fund Management, Inc. had responsibility for all investment advisory services and supervised the subadviser's performance of such services.

Prudential Institutional Fund Management, Inc. had a subadvisory agreement with Jennison Associates Capital Corp. ("Jennison") through October 30, 1996. Jennison furnished investment advisory services in connection with the management of the Fund. Prudential Institutional Fund Management, Inc. paid for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.

Through October 30, 1996 the management fee paid Prudential Institutional Fund Management, Inc. was computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the Fund entered into a management agreement with Prudential Investments Fund Management LLC ("PIFM") under which the management fee is computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to this agreement PIFM has responsibility for all investment advisory services. PIFM has entered into a subadvisory agreement with Jennison under which Jennison is compensated by PIFM for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. This is the same rate paid to Jennison under the prior subadvisory agreement.

Jennison, subject to the supervision of PIFM, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PIFM pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.

The Fund had an administration agreement with PIFM through October 30, 1996. The administration fee paid PIFM was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PIFM furnished to the Fund such services as the Fund required in connection with the administration of the Fund's business affairs. PIFM provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services LLC ("PMFS"). For such services, PMFS was paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PIFM (see note 3 below).

Effective October 31, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Fund's Class A, Class B and Class C shares. PSI also incurs the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at a rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period November 7, 1996 through September 30, 1997.

PSI has advised the Fund that it received approximately $12,900 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

--------------------------------------------------------------------------------

                                           PRUDENTIAL DRYDEN FUND
Notes to Financial Statements              PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Jennison, PIFM and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the funds.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

PMFS, a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1997, the Fund incurred fees of approximately $165,100 for the services of PMFS. As of September 30, 1997, approximately $16,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997 aggregated $64,694,120 and $66,972,643, respectively.

The cost basis of investments for federal income tax purposes is $137,231,525. As of September 30, 1997, net unrealized appreciation for federal income tax purposes was $24,660,345 (gross unrealized appreciation--$24,737,869, gross unrealized depreciation--$77,524).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1997, the Fund had a 1.3% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $16,910,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Credit Suisse First Boston Corp., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $352,935,110.

Goldman, Sachs & Co., 6.15%, in the principal amount of $341,000,000, repurchase price $341,058,254, due 10/1/97. The value of the collateral including accrued interest was $347,820,010.

Morgan Stanley, Dean Witter, Discover & Co., 6.15%, in the principal amount of $325,256,000, repurchase price $325,311,564, due 10/1/97. The value of the collateral including accrued interest was $331,761,960.

UBS Securities LLC, 6.06%, in the principal amount of $341,000,000, repurchase price $341,057,402, due 10/1/97. The value of the collateral including accrued interest was $347,821,030.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the year ended September 30, 1997 and September 30, 1996 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................       68,711    $    971,421
Shares issued in reinvestment of
  dividends and distributions......           15             183
Shares reacquired..................          (13)           (178)
                                      ----------    ------------
Net increase in shares
  outstanding......................       68,713    $    971,426
                                      ==========    ============

--------------------------------------------------------------------------------

                                               PRUDENTIAL DRYDEN FUND
Notes to Financial Statements                  PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-------                               ----------    ------------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................       14,903    $    197,257
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................          (75)           (964)
                                      ----------    ------------
Net increase in shares
  outstanding......................       14,829    $    196,302
                                      ==========    ============

Class C
-------
November 7, 1996(a)
  through September 30, 1997:
Shares sold........................          365    $      5,122
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................           --              --
                                      ----------    ------------
Net increase in shares
  outstanding......................          366    $      5,131
                                      ==========    ============

Class Z
-------
Year ended September 30, 1997:
Shares sold........................    4,174,112    $ 53,874,928
Shares issued in reinvestment of
  dividends and distributions......    1,097,487      13,883,205
Shares reacquired..................   (6,097,293)    (78,784,412)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (825,694)   $(11,026,279)
                                      ==========    ============
Year ended September 30, 1996:
Shares sold........................    2,893,381    $ 36,454,403
Shares issued in reinvestment of
  dividends and distributions......      483,285       5,905,744
Shares reacquired..................   (2,273,501)    (28,618,544)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,103,165    $ 13,741,603
                                      ==========    ============

---------------
(a) Commencement of offering of Class A, B, and C shares.
Of the shares outstanding at September 30, 1997, PIFM and affiliates owned 388,158 shares of the Fund.

------------------------------------------------------------
Note 7. Reorganization

On May 17, 1996, the Trustees of the Company approved an Agreement and Plan of Reorganization (the "Plan of Reorganization") for five other series of the Company. Each Plan of Reorganization was approved by applicable shareholders on September 7, 1996. This Fund approved new manager, distributor and transfer agency agreements on October 30, 1996.

Under each Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund ("Series") were transferred at net asset value for equivalent value of Class Z shares of Prudential Jennison Series Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

The Company's International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Prudential Stock Index Fund and the Fund remained a series of The Prudential Institutional Fund (renamed the Prudential Dryden Fund). Existing shareholders of the Fund became Class Z shareholders and the Fund began offering Classes A, B and C shares. Prudential Stock Index Fund offers Class I and Class Z shares. Effective October 30, 1996 these funds were managed by PIFM. PMFS provides transfer agency services and PSI acts as distributor.

------------------------------------------------------------
Note 8. Proposed Reorganization

On August 26, 1997, the Board of Trustees of the Fund Company approved an Agreement and Plan of Conversion and Liquidation (the "Plan") which provides for the transfer of all of the assets of the Fund to the Prudential Jennison Series Fund, Inc.--Prudential Jennison Active Balanced Fund (the "Portfolio") in exchange for the respective Class A, Class B, Class C and Class Z shares of the Portfolio and the Portfolio's assumption of the liabilities of the Fund.

The Plan is subject to approval by the shareholders of the Fund at a shareholder meeting scheduled on January 15, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about January 23, 1998. The Fund will bear the costs of the reorganization, including the cost of proxy solicitation.

--------------------------------------------------------------------------------

                                             PRUDENTIAL DRYDEN FUND
Financial Highlights                         PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                         Class A           Class B           Class C                      Class Z
                                      -------------     -------------     -------------     ------------------------------------
                                       November 7,       November 7,       November 7,
                                         1996(e)           1996(e)           1996(e)
                                         Through           Through           Through              Year Ended September 30,
                                      September 30,     September 30,     September 30,     ------------------------------------
                                          1997              1997              1997             1997          1996         1995
                                      -------------     -------------     -------------     ----------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................       $ 13.40           $ 13.40           $ 13.40         $  13.01      $  12.46     $  10.92
                                           -----             -----             -----        ----------     --------     --------
Income from investment
   operations:
Net investment income.............           .21(f)            .19(f)            .13(f)           .39(f)        .29(b)       .33(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................          1.97              1.92              1.98             2.22           .81         1.54
                                           -----             -----             -----        ----------     --------     --------
   Total from investment
      operations..................          2.18              2.11              2.11             2.61          1.10         1.87
                                           -----             -----             -----        ----------     --------     --------
Less distributions:
Dividends from net investment
   income.........................          (.39)             (.39)             (.39)            (.39)         (.37)        (.29)
Distributions from net realized
   gains..........................          (.78)             (.78)             (.78)            (.78)         (.18)        (.04)
                                           -----             -----             -----        ----------     --------     --------
   Total distributions............         (1.17)            (1.17)            (1.17)           (1.17)         (.55)        (.33)
                                           -----             -----             -----        ----------     --------     --------
Net asset value, end of period....       $ 14.41           $ 14.34           $ 14.34         $  14.45      $  13.01     $  12.46
                                           =====             =====             =====        ==========     ========     ========

TOTAL RETURN(d)...................         17.48%            16.91%            16.91%           21.34%         9.11%       17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...       $   990           $   213           $     5         $158,672      $153,588     $133,352
Average net assets (000)..........       $   100           $    71           $     1         $154,199      $142,026     $104,821
Ratios to average net assets:
   Expenses, including
      distribution fees...........          1.31%(c)          2.06%(c)          2.06%(c)         1.06%         1.00%(b)     1.00%(b)

   Expenses, excluding
      distribution fees...........          1.06%(c)          1.06%(c)          1.06%(c)          N/A           N/A          N/A
   Net investment income..........          2.69%(c)          1.94%(c)          1.94%(c)         2.94%         3.09%(b)     3.53%(b)

Portfolio turnover rate...........            50%               50%               50%              50%           51%          30%
Average commission rate paid per
   share..........................       $ .0625           $ .0625           $ .0625         $  .0625      $  .0654          N/A

                                                 January 4,
                                                   1993(a)
                                                   Through
                                                September 30,
                                     1994           1993
                                    -------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................  $ 11.05        $ 10.00
                                    -------         ------
Income from investment
   operations:
Net investment income.............      .24(b)         .21(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     (.12)           .84
                                    -------         ------
   Total from investment
      operations..................      .12           1.05
                                    -------         ------
Less distributions:
Dividends from net investment
   income.........................     (.14)            --
Distributions from net realized
   gains..........................     (.11)            --
                                    -------         ------
   Total distributions............     (.25)            --
                                    -------         ------
Net asset value, end of period....  $ 10.92        $ 11.05
                                    =======         ======

TOTAL RETURN(d)...................     1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $81,176        $38,786
Average net assets (000)..........  $58,992        $12,815
Ratios to average net assets:
   Expenses, including
      distribution fees...........     1.00%(b)       1.00%(b)(c)
   Expenses, excluding
      distribution fees...........      N/A            N/A
   Net investment income..........     3.06%(b)       2.68%(b)(c)
Portfolio turnover rate...........       40%            47%
Average commission rate paid per
   share..........................      N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies where applicable.
(e) Commencement of offering of Class A, B and C shares.
(f) Calculated based upon weighted average shares outstanding during the year.
N/A--Data not required for these periods.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL DRYDEN FUND
Report of Independent Accountants            PRUDENTIAL ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Prudential Dryden Fund--Prudential Active Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Dryden Fund--Prudential Active Balanced Fund (the "Fund", one of the portfolios constituting Prudential Dryden Fund) (formerly The Prudential Institutional Fund--Prudential Active Balanced Fund) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended September 30, 1996 and the financial highlights for each of the four periods in the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PRUDENTIAL INSTITUTIONAL FUND-ACTIVE BALANCED FUND

We have audited the accompanying statement of changes in net assets of The Prudential Institutional Fund-Active Balanced Fund for the year ended September 30, 1996, and the financial highlights contained in the prospectus for each of the years in the three year period ended September 30, 1996 and for the period January 4, 1993 (commencement of investment operations) to September 30, 1993. This financial statement and these financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of The Prudential Institutional Fund-Active Balanced Fund for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
November 13, 1996

Portfolio of Investments as       PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997             PRUDENTIAL JENNISON GROWTH FUND

-----------------------------------------------------------------------
Shares       Description                                 Value (Note 1)
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
COMMON STOCKS--98.9%
-----------------------------------------------------------------------
Aerospace/Defense--2.5%
 325,000     Boeing Co.                                  $   17,692,188
 396,000     Gartner Group, Inc.                             11,880,000
                                                         --------------
                                                             29,572,188
-----------------------------------------------------------------------
Banks & Financial Services--8.0%
 218,900     Chase Manhattan Corp.                           25,830,200
 260,900     MBNA Corp.                                      10,566,450
 421,390     Morgan Stanley, Dean Witter,
                Discover & Co.                               22,781,397
 399,600     Schwab (Charles) Corp.                          14,285,700
 329,400     Washington Mutual, Inc.                         22,975,650
                                                         --------------
                                                             96,439,397
-----------------------------------------------------------------------
Business Services--6.3%
 627,425     CUC International, Inc.(a)                      19,450,175
 377,600     Eagle River Interactive, Inc.(a)                 4,059,200
 318,800     Manpower, Inc.                                  12,592,600
 276,500     Omnicom Group, Inc.                             20,115,375
 269,800     Reuters Holdings PLC (ADR)
                (United Kingdom)                             19,223,250
                                                         --------------
                                                             75,440,600
-----------------------------------------------------------------------
Cellular Communications--0.9%
 214,600     Vodafone Group PLC (ADR) (United
                Kingdom)                                     11,534,750
-----------------------------------------------------------------------
Chemicals--1.5%
 460,000     Monsanto Co.                                    17,940,000
-----------------------------------------------------------------------
Computer Systems/Peripherals--10.0%
 404,800     Compaq Computer Corp.(a)                        30,258,800
 218,400     Dell Computer Corp.(a)                          21,157,500
 362,700     Diebold, Inc.                                   17,182,913
 558,900     Hewlett-Packard Co.                             38,878,481
 116,400     International Business Machines
                Corp.                                        12,331,125
                                                         --------------
                                                            119,808,819
Diversified Operations--1.2%
 206,700     General Electric Co.                        $   14,068,519
-----------------------------------------------------------------------
EDP Software & Services--3.6%
 339,400     Intuit, Inc.(a)                                 10,860,800
 130,400     Microsoft Corp. (a)                             17,253,550
 165,500     SAP AG (ADR)(Germany)                           14,728,110
                                                         --------------
                                                             42,842,460
-----------------------------------------------------------------------
Electronic Components--6.7%
 348,800     Intel Corp.                                     32,198,600
 610,400     International Rectifier Corp.(a)                14,268,100
 372,200     LSI Logic Corp. (a)                             11,956,925
 161,800     Texas Instruments, Inc.                         21,863,225
                                                         --------------
                                                             80,286,850
-----------------------------------------------------------------------
Health Care Services--2.7%
 628,700     Healthsouth Corp.(a)                            16,778,431
 536,000     PhyCor, Inc.(a)                                 15,577,500
                                                         --------------
                                                             32,355,931
-----------------------------------------------------------------------
Hotels--2.5%
 237,800     Doubletree Corp.(a)                             11,473,850
 541,200     Hilton Hotels Corp.                             18,231,675
                                                         --------------
                                                             29,705,525
-----------------------------------------------------------------------
Household & Personal Care Products--1.3%
 176,700     Gillette Co.                                    15,251,419
-----------------------------------------------------------------------
Industrial Technology/Instruments--4.3%
 173,500     Applied Materials, Inc.(a)                      16,525,875
 248,500     KLA Tencor Corp.(a)                             16,789,281
 426,700     Symbol Technologies, Inc.                       18,748,131
                                                         --------------
                                                             52,063,287
-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as       PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997                   PRUDENTIAL JENNISON GROWTH FUND

-----------------------------------------------------------------------
Shares       Description                                 Value (Note 1)
-----------------------------------------------------------------------
Insurance--7.2%
  82,900     CIGNA Corp.                                 $   15,440,125
 316,800     MGIC Investment Corp.                           18,156,600
 327,533     Mutual Risk Management, Ltd.                    16,642,771
 218,300     Provident Companies, Inc.                       15,267,356
 448,700     UNUM Corp.                                      20,471,937
                                                         --------------
                                                             85,978,789
-----------------------------------------------------------------------
Machinery--1.1%
 193,800     Case Corp.                                      12,911,925
-----------------------------------------------------------------------
Media--2.7%
 278,300     Clear Channel Communications,
                Inc.(a)                                      18,054,712
 181,100     The Walt Disney Co.                             14,601,188
                                                         --------------
                                                             32,655,900
-----------------------------------------------------------------------
Networking--5.4%
 533,200     3Com Corp.(a)                                   27,326,500
 512,000     Cisco Systems, Inc. (a)                         37,408,000
                                                         --------------
                                                             64,734,500
-----------------------------------------------------------------------
Oil Services--2.6%
 368,600     Schlumberger, Ltd.                              31,031,512
-----------------------------------------------------------------------
Pharmaceuticals--11.2%
 150,200     Boston Scientific Corp. (a)                      8,289,163
 246,100     Bristol-Myers Squibb Co.                        20,364,775
 224,400     Eli Lilly & Co.                                 27,026,175
 689,200     Pfizer, Inc.                                    41,395,075
 523,700     Smithkline Beecham PLC (ADR)
                (United Kingdom)                             25,595,837
  91,100     Warner-Lambert Co.                              12,292,806
                                                         --------------
                                                            134,963,831
-----------------------------------------------------------------------
Retail--8.5%
 216,100     AutoZone, Inc.(a)                                6,483,000
 662,500     Corporate Express, Inc.(a)                      13,995,313
 455,925     Dollar General Corp.                            15,529,945
 355,600     Gap, Inc.                                       17,802,225
 207,600     Home Depot, Inc.                            $   10,821,150
 249,700     Kohl's Corp.(a)                                 17,728,700
 336,800     Sears, Roebuck & Co.                            19,176,550
                                                         --------------
                                                            101,536,883
-----------------------------------------------------------------------
Telecommunication Services--1.3%
 437,800     AirTouch Communications, Inc.(a)                15,514,538
  15,000     RSL Communications, Ltd.(a)                        330,000
                                                         --------------
                                                             15,844,538
-----------------------------------------------------------------------
Telecommunications Equipment--5.6%
 190,400     Ciena Corp.(a)                                   9,430,750
 286,600     Motorola, Inc.                                  20,599,375
 242,500     Nokia Corp. (ADR)(Finland)                      22,749,531
 287,100     Tellabs, Inc.(a)                                14,785,650
                                                         --------------
                                                             67,565,306
-----------------------------------------------------------------------
Trucking & Shipping--1.8%
 278,100     Federal Express Corp.(a)                        22,248,000
                                                         --------------
             Total long-term investments
                (cost $853,003,444)                       1,186,780,929
                                                         --------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.9%

Commercial Paper--0.9%
P1            $10,159      Ford Motor Credit Co.
                             6.15%, 10/1/97
                             (cost $10,159,000)           10,159,000
-----------------------------------------------------------------------
Total Investments--99.8%
                           (cost $863,162,444;
                             Note 4)                   1,196,939,929
                           Other assets in excess
                             of liabilities--0.2%          2,489,931
                                                     ---------------
                           Net Assets--100%          $ 1,199,429,860
                                                     ===============

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.

-----------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
Statement of Assets and Liabilities        PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

Assets                                                                                      September 30, 1997
                                                                                            ------------------
Investments, at value (cost $863,162,444)..............................................        $1,196,939,929
Cash...................................................................................             1,132,392
Receivable for investments sold........................................................             5,014,392
Receivable for Series shares sold......................................................             4,739,703
Dividends and interest receivable......................................................               652,640
Deferred expenses and other assets.....................................................               135,543
                                                                                               --------------
   Total assets........................................................................         1,208,614,599
                                                                                               --------------
Liabilities
Payable for investments purchased......................................................             6,036,257
Payable for Series shares reacquired...................................................             1,919,751
Management fee payable.................................................................               570,278
Distribution fees payable..............................................................               378,572
Accrued expenses and other liabilities.................................................               262,783
Withholding taxes payable..............................................................                17,098
                                                                                               --------------
   Total liabilities...................................................................             9,184,739
                                                                                               --------------
Net Assets.............................................................................        $1,199,429,860
                                                                                               ==============

Net assets were comprised of:
   Common stock, at par................................................................        $       78,191
   Paid-in capital in excess of par....................................................           784,299,181
                                                                                               --------------
                                                                                                  784,377,372
   Accumulated net realized gain on investments........................................            81,276,520
   Net unrealized appreciation on investments..........................................           333,775,968
                                                                                               --------------
Net assets, September 30, 1997.........................................................        $1,199,429,860
                                                                                               ==============

Class A:
   Net asset value and redemption price per share
      ($145,022,025 / 9,421,277 shares of common stock issued and outstanding).........                $15.39
   Maximum sales charge (5% of offering price).........................................                   .81
                                                                                                       ------
   Maximum offering price to public....................................................                $16.20
                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($419,405,140 / 27,634,577 shares of common stock issued and outstanding)........                $15.18
                                                                                                       ======
Class C:
   Net asset value, offering price and redemption price per share
      ($25,133,800 / 1,656,067 shares of common stock issued and outstanding)..........                $15.18
                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($609,868,895 / 39,477,787 shares of common stock issued and outstanding)........                $15.45
                                                                                                       ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations

--------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income (Loss)                         1997
                                                 -------------
Income
   Dividends (net of foreign withholding taxes
      of $185,509)............................   $  6,429,231
   Interest...................................        967,368
                                                 -------------
      Total income............................      7,396,599
                                                 -------------
Expenses
   Management fee.............................      5,276,337
   Distribution fee--Class A..................        264,954
   Distribution fee--Class B..................      2,994,762
   Distribution fee--Class C..................        182,481
   Transfer agent's fees and expenses.........      1,376,000
   Reports to shareholders....................        235,000
   Registration fees..........................        233,000
   Custodian's fees and expenses..............        128,000
   Legal fees and expenses....................         65,000
   Amortization of deferred organization
      expense.................................         37,967
   Audit fee..................................         20,000
   Insurance expense..........................         12,000
   Directors' fees and expenses...............         10,500
   Miscellaneous..............................         11,912
                                                 -------------
      Total expenses..........................     10,847,913
                                                 -------------
Net investment income (loss)..................     (3,451,314)
                                                 -------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions...............................     90,453,012
Net change in unrealized appreciation on
   investments................................    224,732,097
                                                 -------------
Net gain on investments.......................    315,185,109
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $311,733,795
                                                 =============


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets

------------------------------------------------------------

                                                November 2, 1995(a)
                                Year Ended            Through
Increase (Decrease)           September 30,        September 30,
in Net Assets                    1997                 1996
                              -------------     -------------------
Operations
   Net investment income
      (loss)...............   $   (3,451,314)      $   (2,046,837)
   Net realized gain (loss)
      on investments.......       90,453,012           (9,176,492)
   Net change in unrealized
      appreciation on
      investments..........      224,732,097           36,196,257
                              --------------    --------------------
   Net increase in net
      assets resulting from
      operations...........      311,733,795           24,972,928
                              --------------    --------------------
Series share transactions
   (net of share
   conversions) (Note 5)
   Net proceeds from shares
      sold.................      859,180,110          819,026,956
   Cost of shares
      reacquired...........     (666,161,401)        (149,422,528)
                              --------------    --------------------
   Net increase in net
      assets from Series
      share transactions...      193,018,709          669,604,428
                              --------------    --------------------
Total increase.............      504,752,504          694,577,356
Net Assets
Beginning of period........      694,677,356              100,000
                              --------------    --------------------
End of period..............   $1,199,429,860       $  694,677,356
                              ==============    ====================

---------------
(a) Commencement of investment operations.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements            PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price, as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended September 30, 1997, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $3,451,314. Net investment income, net realized gains, and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital
--------------------------------------------------------------------------------

                                        PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements           PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

PSI has advised the Series that it has received approximately $608,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended September 30, 1997, it received approximately $727,100 and $5,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1997, the Series incurred fees of approximately $1,236,000 for the services of PMFS. As of September 30, 1997, approximately $122,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended September 30, 1997, PSI earned approximately $50,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1997 were $724,562,581 and $541,374,570, respectively.

The cost of investments for federal income tax purposes at September 30, 1997, was $864,345,826 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $332,594,103 (gross unrealized appreciation--$343,656,967; gross unrealized depreciation--$11,062,864).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements             PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. Of the shares outstanding at September 30, 1997, PIFM owned 10,000 shares of the Series.

Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-------                              -----------   -------------

Year ended September 30, 1997
Shares sold........................   25,998,077   $ 330,048,473
Shares reacquired..................  (24,630,004)   (310,892,744)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,368,073      19,155,729
Shares issued upon conversion from
  Class B..........................      263,019       3,525,367
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,631,092   $  22,681,096
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     ===========   =============

Class B
-------

Year ended September 30, 1997
Shares sold........................   11,358,438   $ 145,846,890
Shares reacquired..................   (4,716,088)    (59,467,575)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    6,642,350      86,379,315
Shares reacquired upon conversion
  into Class A.....................     (266,196)     (3,525,367)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,376,154   $  82,853,948
                                     ===========   =============


Class B                                Shares         Amount
-------                              -----------   -------------

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     ===========   =============


Class C
-------

Year ended September 30, 1997
Shares sold........................      560,427   $   7,367,068
Shares reacquired..................     (307,304)     (3,823,506)
                                     -----------   -------------
Net increase in shares
  outstanding......................      253,123   $   3,543,562
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     ===========   =============

Class Z
-------

Year ended September 30, 1997
Shares sold........................   30,018,513   $ 375,917,679
Shares reacquired..................  (23,558,475)   (291,977,576)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,460,038   $  83,940,103
                                     ===========     ===========

April 15, 1996(b) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  The Prudential Institutional
  Fund--Growth Stock Fund..........   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     ===========   =============

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

                                 PRUDENTIAL JENNISON SERIES FUND, INC.
Financial Highlights             PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

                                                    Class A                             Class B                    Class C
                                        -------------------------------     -------------------------------     -------------
                                                           November 2,                         November 2,
                                            Year             1995(a)            Year             1995(a)            Year
                                            Ended            Through            Ended            Through            Ended
                                        September 30,     September 30,     September 30,     September 30,     September 30,
                                            1997              1996              1997              1996              1997
                                        -------------     -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................      $   10.97          $ 10.00          $   10.89         $   10.00          $ 10.89
                                        -------------         ------        -------------     -------------         ------
Income from investment operations
Net investment income (loss)(d).....           (.03)            (.03)              (.12)             (.10)            (.12)
Net realized and unrealized gain on
   investment transactions..........           4.45             1.00               4.41               .99             4.41
                                        -------------         ------        -------------     -------------         ------
   Total from investment
      operations....................           4.42              .97               4.29               .89             4.29
                                        -------------         ------        -------------     -------------         ------
Net asset value, end of period......      $   15.39          $ 10.97          $   15.18         $   10.89          $ 15.18
                                        =============         ======        =============     =============         ======

TOTAL RETURN(c).....................          40.29%            9.70%             39.39%             8.90%           39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....      $ 145,022          $85,440          $ 419,405         $ 231,541          $25,134
Average net assets (000)............      $ 105,982          $70,667          $ 299,476         $ 162,412          $18,248
Ratios to average net assets:
   Expenses, including distribution
      fees..........................           1.09%            1.23%(e)           1.84%             1.98%(e)         1.84%
   Expenses, excluding distribution
      fees..........................            .84%             .98%(e)            .84%              .98%(e)          .84%
   Net investment income (loss).....           (.25)%           (.37)%(e)         (1.00)%           (1.12)%(e)       (1.00)%
Portfolio turnover rate.............             63%              42%                63%               42%              63%
Average commission rate paid per
   share............................      $   .0596          $ .0611          $   .0596         $   .0611          $ .0596

                                                                    Class Z
                                                        -------------------------------
                                       November 2,                          April 15,
                                         1995(a)            Year             1996(b)
                                         Through            Ended            Through
                                      September 30,     September 30,     September 30,
                                          1996              1997              1996
                                      -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.00          $   10.98         $   10.32
                                          ------        -------------     -------------
Income from investment operations
Net investment income (loss)(d).....        (.10)                --              (.02)
Net realized and unrealized gain on
   investment transactions..........         .99               4.47               .68
                                          ------        -------------     -------------
   Total from investment
      operations....................         .89               4.47               .66
                                          ------        -------------     -------------
Net asset value, end of period......     $ 10.89          $   15.45         $   10.98
                                          ======        =============     =============

TOTAL RETURN(c).....................        8.90%             40.71%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $15,281          $ 609,869         $ 362,416
Average net assets (000)............     $12,550          $ 455,684         $  26,829
Ratios to average net assets:
   Expenses, including distribution
      fees..........................        1.98%(e)            .84%              .98%(e)
   Expenses, excluding distribution
      fees..........................         .98%(e)            .84%              .98%(e)
   Net investment income (loss).....       (1.12)%(e)            --              (.12)%(e)
Portfolio turnover rate.............          42%                63%               42%
Average commission rate paid per
   share............................     $ .0611          $   .0596         $   .0611

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Report of Independent Accountants        PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund (the 'Fund', one of the portfolios constituting Prudential Jennison Series Fund, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets and the financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

                         INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF PRUDENTIAL JENNISON GROWTH FUND:

We have audited the accompanying statement of changes in net assets and Financial Highlights of Prudential Jennison Growth Fund for the period November 2, 1995 (commencement of investment operations) to September 30, 1996. This financial statement and these financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of Prudential Jennison Growth Fund for the respective stated period in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
New York, New York
November 4, 1996

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
---------------------------------------------------------------
LONG-TERM INVESTMENTS--88.2%
COMMON STOCKS--87.3%
---------------------------------------------------------------
Aerospace/Defense--2.8%
  54,700     General Motors Corp., Class H         $  3,617,038
---------------------------------------------------------------
Airlines--1.0%
  14,000     Delta Airlines, Inc.                     1,318,625
---------------------------------------------------------------
Aluminum--4.1%
  73,200     Alumax, Inc. (a)                         2,992,050
  33,000     Reynolds Metals Co.                      2,336,812
                                                   ------------
                                                      5,328,862
---------------------------------------------------------------
Automobiles & Trucks--3.9%
  74,900     General Motors Corp.                     5,013,619
---------------------------------------------------------------
Banking--5.6%
  21,500     Chase Manhattan Corp.                    2,537,000
  23,600     Fleet Financial Group, Inc.              1,547,275
 184,700     Hibernia Corp., Class A                  3,139,900
                                                   ------------
                                                      7,224,175
---------------------------------------------------------------
Business Services--4.3%
  63,700     CUC International, Inc. (a)              1,974,700
  29,100     Manpower, Inc.                           1,149,450
  69,800     Ryder System, Inc.                       2,508,437
                                                   ------------
                                                      5,632,587
---------------------------------------------------------------
Cellular Communications--0.5%
  12,500     Vodafone Group PLC (ADR)
                (United Kingdom)                        671,875
---------------------------------------------------------------
Commercial Services--1.4%
  74,600     Ogden Corp.                              1,762,425
---------------------------------------------------------------
Computer Systems/Peripherals--6.8%
  29,700     Digital Equipment Corp. (a)              1,286,381
  30,100     Hewlett-Packard Co.                      2,093,831
 126,900     Intergraph Corp. (a)                  $  1,380,038
  28,800     International Business Machines
                Corp.                                 3,051,000
  71,300     Unisys Corp. (a)                         1,091,781
                                                   ------------
                                                      8,903,031
---------------------------------------------------------------
Environmental Services--1.6%
  57,900     Waste Management, Inc.                   2,022,881
---------------------------------------------------------------
Foods--2.3%
  67,300     Dole Food Co., Inc.                      3,041,119
---------------------------------------------------------------
Hotels--1.6%
  61,100     Hilton Hotels Corp.                      2,058,306
---------------------------------------------------------------
Household & Personal Care Products--1.0%
  71,200     The Dial Corp.                           1,241,550
---------------------------------------------------------------
Industrial Technology/Instruments--1.2%
  34,350     Symbol Technologies, Inc. (a)            1,509,253
---------------------------------------------------------------
Insurance--5.7%
  20,200     CIGNA Corp.                              3,762,250
  40,300     NAC Re Corp.                             2,070,413
  47,300     TIG Holdings, Inc.                       1,646,631
                                                   ------------
                                                      7,479,294
---------------------------------------------------------------
Machinery & Equipment--1.2%
  24,200     Case Corp.                               1,612,325
---------------------------------------------------------------
Manufacturing--1.0%
  27,800     Kennametal, Inc.                         1,348,300
---------------------------------------------------------------
Media--1.6%
   8,200     Chris-Craft Industries, Inc. (a)           432,038
  60,800     Westinghouse Electric Corp.              1,645,400
                                                   ------------
                                                      2,077,438

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
---------------------------------------------------------------
Office Equipment & Supplies--1.8%
  28,300     Xerox Corp.                           $  2,382,506
---------------------------------------------------------------
Oil Services--2.3%
  40,400     Baker Hughes, Inc.                       1,767,500
  27,700     Dresser Industries, Inc.                 1,191,100
                                                   ------------
                                                      2,958,600
---------------------------------------------------------------
Paper & Forest Products--4.1%
  52,500     Boise Cascade Corp.                      2,208,281
  31,800     Champion International Corp.             1,937,813
  79,600     Stone Container Corp.                    1,238,775
                                                   ------------
                                                      5,384,869
---------------------------------------------------------------
Petroleum--5.3%
  29,600     Amerada Hess Corp.                       1,825,950
  25,200     Anadarko Petroleum Corp.                 1,809,675
  66,600     Union Pacific Resources Group, Inc.      1,744,087
  34,700     Unocal Corp.                             1,500,775
                                                   ------------
                                                      6,880,487
---------------------------------------------------------------
Pharmaceuticals--0.6%
  10,600     Smithkline Beecham PLC (ADR)
                (United Kingdom)                        518,075
   6,400     Vertex Pharmaceuticals, Inc. (a)           241,600
                                                   ------------
                                                        759,675
---------------------------------------------------------------
Publishing--7.9%
  66,500     American Greetings Corp., Class A        2,452,187
  31,300     McGraw-Hill Companies, Inc.              2,118,619
  60,900     New York Times Co., Class A              3,197,250
  47,100     Tribune Co.                              2,511,019
                                                   ------------
                                                     10,279,075
---------------------------------------------------------------
Railroads--1.6%
  34,300     Union Pacific Corp.                      2,148,038
Real Estate--0.5%
  19,000     Equity Office Properties Trust        $    644,813
---------------------------------------------------------------
Retail--5.1%
  37,900     AutoZone, Inc.(a)                        1,137,000
  39,300     Sears, Roebuck & Co.                     2,237,644
 136,100     The Limited, Inc.                        3,325,943
                                                   ------------
                                                      6,700,587
---------------------------------------------------------------
Savings & Loan--1.7%
  30,800     Washington Mutual, Inc.                  2,148,300
---------------------------------------------------------------
Specialty Chemicals--5.2%
  28,300     Betzdearborn, Inc.                       1,935,012
  43,200     Dexter Corp.                             1,730,700
  30,700     Minerals Technologies, Inc.              1,368,069
  50,500     Morton International, Inc.               1,792,750
                                                   ------------
                                                      6,826,531
---------------------------------------------------------------
Steel & Metals--2.3%
  76,600     J & L Specialty Steel, Inc.              1,029,313
  56,600     USX-U.S. Steel Group, Inc.               1,966,850
                                                   ------------
                                                      2,996,163
---------------------------------------------------------------
Transportation--1.3%
  58,600     Knightsbridge Tankers Ltd.               1,659,113
                                                   ------------
             Total common stocks
                (cost $92,552,713)                  113,631,460
                                                   ------------
---------------------------------------------------------------
PREFERRED STOCK--0.9%
  24,900     USX-U.S. Steel Group, Inc.
                Conv., 6.75%
                (cost $1,190,955)                     1,190,531
                                                   ------------
             Total long-term investments
                (cost $93,743,668)                  114,821,991
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                    PRUDENTIAL JENNISON SERIES FUND, INC.
Portfolio of Investments as         PRUDENTIAL JENNISON GROWTH &
of September 30, 1997               INCOME FUND
--------------------------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)      Description           Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.6%
COMMERCIAL PAPER--6.0%
P-1          $ 5,431    Ford Motor Credit Corp.
                          6.15%, 10/1/97           $  5,431,000
P-1            2,300    General Electric Capital
                          Corp.
                          5.58%, 10/3/97              2,300,000
                                                   ------------
                        Total commercial paper
                          (cost $7,731,000)           7,731,000
                                                   ------------
U.S. GOVERNMENT SECURITIES--7.6%
              10,000(b) United States Treasury
                          Bills
                          4.905%, 11/20/97
                          (cost $9,931,875)           9,931,875
                                                   ------------
                        Total short-term
                          investments
                          (cost $17,662,875)         17,662,875
                                                   ------------
---------------------------------------------------------------
Total investments before short sales--101.8%
                        (cost $111,406,543; Note
                          4)                        132,484,866
                                                   ------------
COMMON STOCKS SOLD SHORT(a)--(3.4%)
---------------------------------------------------------------
Beverages--(1.0%)
(22,000)                Coca-Cola Co.              $ (1,340,625)
---------------------------------------------------------------
Household & Personal Care Products--(1.2%)
(23,000)                Procter & Gamble Co.         (1,588,438)
---------------------------------------------------------------
Insurance--(1.2%)
(14,700)                American International
                          Group, Inc.                (1,516,856)
                                                   ------------
                        Total common stocks sold
                          short
                          (proceeds at cost
                          $4,404,329)                (4,445,919)
                                                   ------------
---------------------------------------------------------------
Total investments, net of short sales--98.4%        128,038,947
                        Other assets in excess of
                          liabilities--1.6%           2,084,717
                                                   ------------
                        Net Assets--100%           $130,123,664
                                                   ============

---------------
(a) Non-income producing securities.
(b) $4,560,000 of principal amount pledged as collateral for short sales.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                      PRUDENTIAL JENNNISON SERIES FUND, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Statement of Assets and Liabilities   INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1997
                                                                                                            ------------------
Investments, at value (cost $111,406,543)...............................................................         $132,484,866
Receivable for securities sold short....................................................................            4,404,329
Receivable for investments sold.........................................................................            1,369,972
Receivable for Series shares sold.......................................................................              272,964
Dividends and interest receivable.......................................................................              146,457
Due from Broker for securities sold short...............................................................               69,677
Deferred expenses and other assets......................................................................               13,887
                                                                                                                 ------------
   Total assets.........................................................................................          138,762,152
                                                                                                                 ------------
Liabilities
Bank overdraft..........................................................................................              146,374
Investments sold short, at value (proceeds $4,404,329)..................................................            4,445,919
Payable for investments purchased.......................................................................            3,579,120
Payable for Series shares reacquired....................................................................              177,712
Accrued expenses........................................................................................              144,192
Distribution fee payable................................................................................               82,697
Management fee payable..................................................................................               62,474
                                                                                                                 ------------
   Total liabilities....................................................................................            8,638,488
                                                                                                                 ------------
Net Assets..............................................................................................         $130,123,664
                                                                                                                 ------------
                                                                                                                 ------------
Net assets were comprised of:
   Common stock, at par.................................................................................         $     10,113
   Paid-in capital in excess of par.....................................................................          104,506,522
                                                                                                                 ------------
                                                                                                                  104,516,635
   Undistributed net investment income..................................................................               39,524
   Accumulated net realized gain on investments.........................................................            4,530,772
   Net unrealized appreciation on investments...........................................................           21,036,733
                                                                                                                 ------------
Net assets, September 30, 1997..........................................................................         $130,123,664
                                                                                                                 ------------
                                                                                                                 ------------
Class A:
   Net asset value and redemption price per share
      ($34,846,059 / 2,704,237 shares of common stock issued and outstanding)...........................               $12.89
   Maximum sales charge (5.0% of offering price)........................................................                  .68
                                                                                                                 ------------
   Maximum offering price to public.....................................................................               $13.57
                                                                                                                 ============
Class B:
   Net asset value, offering price and redemption price per share
      ($87,557,386 / 6,808,609 shares of common stock issued and outstanding)...........................               $12.86
                                                                                                                 ============
Class C:
   Net asset value, offering price and redemption price per share
      ($7,111,341 / 552,989 shares of common stock issued and outstanding)..............................               $12.86
                                                                                                                 ============
Class Z:
   Net asset value, offering price and redemption price per share
      ($608,878 / 47,088 shares of common stock issued and outstanding).................................               $12.93
                                                                                                                 ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Operations
------------------------------------------------------------


                                          November 7, 1996(a)
                                                Through
Net Investment Income                     September 30, 1997
                                          -------------------
Income
   Dividends (net of foreign
      withholding taxes of $2,446)....        $ 1,216,996
   Interest and discount earned.......            901,679
                                              -----------
      Total income....................          2,118,675
                                              -----------
Expenses
   Distribution fee--Class A..........             60,491
   Distribution fee--Class B..........            560,606
   Distribution fee--Class C..........             50,452
   Management fee.....................            513,032
   Registration fees..................            181,000
   Reports to shareholders............            109,000
   Custodian's fees and
      expenses........................            108,000
   Transfer agent's fees and
      expenses........................            107,000
   Legal fees and expenses............             57,000
   Dividends on securities sold
      short...........................             21,921
   Audit fees.........................             20,000
   Directors' fees and expenses.......             10,500
   Miscellaneous......................              8,622
                                              -----------
      Total expenses..................          1,807,624
                                              -----------
Net investment income.................            311,051
                                              -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions............          4,572,108
   Financial futures transactions.....            140,508
   Short sales........................           (181,844)
                                              -----------
                                                4,530,772
Net unrealized
   appreciation/depreciation on:
   Investments........................         21,078,323
   Short sales........................            (41,590)
                                              -----------
                                               21,036,733
                                              -----------
Net gain on investments...............         25,567,505
                                              -----------
Net Increase in Net Assets Resulting
from Operations.......................        $25,878,556
                                              -----------
                                              -----------
--------------------------------------------------------------
(a) Commencement of investment operations.


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH &
INCOME FUND
Statement of Changes in Net Assets
------------------------------------------------------------


                                          November 7, 1996(a)
Increase (Decrease)                             Through
in Net Assets                             September 30, 1997
                                          -------------------
Operations
   Net investment income..............       $     311,051
   Net realized gain on investment
      transactions....................           4,530,772
   Net change in unrealized
      appreciation of investments.....          21,036,733
                                             -------------
   Net increase in net assets
      resulting from operations.......          25,878,556
                                             -------------
Dividends from net investment income
   (Note 1)
   Class A............................            (173,413)
   Class B............................             (87,383)
   Class C............................              (9,043)
   Class Z............................              (1,688)
                                             -------------
                                                  (271,527)
                                             -------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares sold......         125,652,781
   Net asset value of shares issued in
      reinvestment of dividends.......             248,524
   Cost of shares reacquired..........         (21,384,670)
                                             -------------
   Net increase in net assets from
      Series share transactions.......         104,516,635
                                             -------------
Total increase........................         130,123,664
Net Assets
Beginning of period...................                  --
                                             -------------
End of period.........................       $ 130,123,664
                                             -------------
                                             -------------
--------------------------------------------------------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Prudential Jennison Growth & Income Fund (the "Series") is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the "Fund"). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital and income, with current income as a secondary objective. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Series may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Series makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. In addition, the Series may have to make additional subsequent deposits with the broker equal to the change in the market value of the security sold short. The Series may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Series sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital Corp. ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives, and policies.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

PSI has advised the Series that it has received approximately $182,700 in front-end sales charges resulting from sales of Class A shares during the period ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the period ended September 30, 1997, it received approximately $124,500 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Series, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Series' transfer agent. During the period ended September 30, 1997, the Series incurred fees of approximately $88,800 for the services of PMFS. As of September 30, 1997, approximately $10,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the period ended September 30, 1997, PSI earned approximately $13,900 in brokerage commissions from portfolio transactions executed on behalf of the Series.

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
                                          PRUDENTIAL JENNISON GROWTH &
Notes to Financial Statements             INCOME FUND
--------------------------------------------------------------------------------

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended September 30, 1997 were $134,293,429 and $45,121,869, respectively.

The cost basis of the investments for federal income tax purposes at September 30, 1997, was $111,465,724 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $21,019,142 (gross unrealized appreciation-$21,019,566; gross unrealized depreciation--$424).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3 billion shares of $.001 par value common stock authorized which are divided into three Series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares.

Transactions in shares of common stock for the period November 7, 1996 (commencement of investment operations) through September 30, 1997 were as follows:

Class A                                   Shares       Amount
-------                                 ----------   -----------
Shares sold...........................   3,742,825   $39,152,598
Shares issued in reinvestment of
  dividends...........................      14,160       157,166
Shares reacquired.....................  (1,113,963)  (12,460,182)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   2,643,022    26,849,582
Shares issued upon conversion from
  Class B.............................      61,215       732,819
                                        ----------   -----------
Net increase in shares outstanding....   2,704,237   $27,582,401
                                        ==========   ===========

Class B
-------
Shares sold...........................   7,590,360   $79,524,546
Shares issued in reinvestment of
  dividends...........................       7,661        80,973
Shares reacquired.....................    (728,030)   (8,137,956)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   6,869,991    71,467,563
Shares reacquired upon conversion into
  Class A.............................     (61,382)     (732,819)
                                        ----------   -----------
Net increase in shares outstanding....   6,808,609   $70,734,744
                                        ==========   ===========

Class C
-------
Shares sold...........................     608,639   $ 6,265,784
Shares issued in reinvestment of
  dividends...........................         827         8,698
Shares reacquired.....................     (56,477)     (614,072)
                                        ----------   -----------
Net increase in shares outstanding....     552,989   $ 5,660,410
                                        ==========   ===========

Class Z
-------
Shares sold...........................      62,839   $   709,853
Shares issued in reinvestment of
  dividends...........................         146         1,687
Shares reacquired.....................     (15,897)     (172,460)
                                        ----------   -----------
Net increase in shares outstanding....      47,088   $   539,080
                                        ==========   ===========

--------------------------------------------------------------------------------

                                      PRUDENTIAL JENNISON SERIES FUND, INC.
                                      PRUDENTIAL JENNISON GROWTH &
Financial Highlights                  INCOME FUND
--------------------------------------------------------------------------------

                                                                  November 7, 1996(a) Through September 30, 1997
                                                        -------------------------------------------------------------------
                                                           Class A           Class B           Class C           Class Z
                                                        -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................       $ 10.00          $   10.00          $ 10.00          $   10.00
                                                           -------          ---------          -------          ---------
Income from investment operations
Net investment income...............................           .09                .02              .02                .10
Net realized and unrealized gain on investment
   transactions.....................................          2.87               2.86             2.86               2.92
                                                           -------          ---------          -------          ---------
   Total from investment operations.................          2.96               2.88             2.88               3.02
                                                           -------          ---------          -------          ---------
Less distributions
Dividends from net investment income................          (.07)              (.02)            (.02)              (.09)
                                                           -------          ---------          -------          ---------
Net asset value, end of period......................       $ 12.89          $   12.86          $ 12.86          $   12.93
                                                           =======          =========          =======          =========
TOTAL RETURN(c).....................................         29.72%             28.83%           28.83%             30.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....................       $34,846          $  87,558          $ 7,111          $     609
Average net assets (000)............................       $27,008          $  62,575          $ 5,631          $     227
Ratios to average net assets(b):
   Expenses, including distribution fees............          1.58%              2.33%            2.33%              1.33%
   Expenses, excluding distribution fees............          1.33%              1.33%            1.33%              1.33%
   Net investment income............................           .90%               .15%             .15%              1.15%
Portfolio turnover rate.............................            55%                55%              55%                55%
Average commission rate paid per share..............       $ .0588          $   .0588          $ .0588          $   .0588

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
                                         PRUDENTIAL JENNISON GROWTH &
Report of Independent Accountants        INCOME FUND
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Jennison Series Fund, Inc.,
Prudential Jennison Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth & Income Fund (the "Fund", one of the portfolios constituting Prudential Jennison Series Fund, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997

--------------------------------------------------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

 The following terms are used in mutual fund investing.

ASSET ALLOCATION

 Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

 Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

 Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

 Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

 Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

 Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

 The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

 This chart shows the long-term performance of various asset classes and the rate of inflation.

                                     GRAPH

EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.
Value of $1.00 invested on 1/1/26 through 12/31/96

Small Stocks    -  $4,495.99
Common Stocks   -  $1,370.95
Long-Term Bonds -     $33.73
Treasury Bills  -     $13.54
Inflation       -      $8.87

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performances of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

 Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

 All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

                             [CHART APPEARS HERE]

           Historical Total Returns of Different Bond Market Sectors

-------------------------------------------------------------------------------------------------------------------
YEAR                             1987    1988     1989    1990    1991     1992     1993    1994     1995     1996
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY BONDS(1)                2.0%     7.0%    14.4%    8.5%   15.3%     7.2%    10.7%   (3.4)%   18.4%     2.7%
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE SECURITIES(2)           4.3%     8.7%    15.4%   10.7%   15.7%     7.0%     6.8%   (1.6)%   16.8%     5.4%
-------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)               2.6%     9.2%    14.1%    7.1%   18.5%     8.7%    12.2%   (3.9)%   22.3%     3.3%
-------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE BONDS(4)               5.0%    12.5%     0.8%   (9.6)%  46.2%    15.8%    17.1%   (1.0)%   19.2%    11.4%
-------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)                        35.2%     2.3%    (3.4)%  15.3%   16.2%     4.8%    15.1%    6.0%    19.6%     4.1%
-------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT       33.2     10.2     18.8    24.9    30.9     11.0     10.3     9.9      5.5      8.7
-------------------------------------------------------------------------------------------------------------------

-------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

/5/Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the             This chart shows the growth of a
performance of major world stock       hypothetical $10,000 investment
markets for the period from 1986       made in the stocks representing
through September 30, 1997. It         the S&P 500 stock index with and
does not represent the performance     without reinvested dividends.
of any Prudential Mutual Fund.


       [CHART APPEARS HERE]                     [CHART APPEARS HERE]

Average Annual Total Returns of        Capital Appreciation and
Major World Stock Markets               Reinvesting Dividends        $ 228,266
12/31/86-9/30/97 (in U.S. Dollars)     Capital Appreciation Only     $  80,535

Hong Kong                 23.7%        Source: Stocks, Bonds, Bills, and
Sweden                    22.0%        Inflation 1997 Yearbook, Ibbotson
Netherlands               21.3%        Associates, Chicago (annually
Spain                     21.0%        updates work by Roger G. Ibbotson
Belgium                   19.7%        and Rex A. Sinquefield). Used with
Switzerland               17.5%        permission. All rights reserved.
USA                       17.1%        This chart is used for
UK                        17.0%        illustrative purposes only and is
France                    16.1%        not intended to represent the
Germany                   12.3%        past, present or future
Austria                   10.0%        performance of any Prudential
Japan                      8.8%        Mutual Fund. Common stock total
                                       return is based on the Standard &
                                       Poor's 500 Stock Index, a market-
Source: Morgan Stanley Capital         value-weighted index made up of
International (MSCI) and Lipper        500 of the largest stocks in the
Analytical Services, Inc. Used         U.S. based upon their stock market
with permission. Morgan Stanley        value. Investors cannot invest
Country indices are unmanaged          directly in indices.
indices which include those stocks
making up the largest two-thirds
of each country's total stock
market capitalization. Returns
reflect the reinvestment of all
distributions. This chart is for
illustrative purposes only and is
not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.


                             [CHART APPEARS HERE]


                    ---------------------------------------
                   WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION
                        World Total: $12.7 Trillion

                   U.S.                         34.6%
                   Pacific Basin                20.1%
                   Europe                       42.6%
                   Canada                        2.7%


                   Source: Morgan Stanley Capital
                   International, September 30, 1997.
                   Used with permission. This chart
                   represents the capitalization of major
                   world stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of approximately 1577 companies in 22
                   countries (representing approximately
                   60% of the aggregate market value of
                   the stock exchanges). This chart is
                   for illustrative purposes only and
                   does not represent the allocation of
                   any Prudential Mutual Fund.

 The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    (CHART)

             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)




-------
 Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

 The following chart, although not relevant to share ownership in a Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                    (CHART)

         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK AND BOND
                        Indices Over the Past 20 Years
                             (12/31/76-12/31/96)*

S&P 500                                 37.6%                   -7.2%
EAPE                                    69.9%                  -21.2%
Lehman Aggregate                        32.6%                   -2.9%

"Best Returns Zone"
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAPE Index
1/3 Lehman Aggregate Index


-------
 * Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

 Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by either Fund.

INFORMATION ABOUT PRUDENTIAL

 The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

 Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.6 million cars and insures more than 1.2 million homes.

 Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of The Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

 Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

 Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

 Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

-------
/1/Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., and Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
/2/As of December 31, 1996.

                                     III-1

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

 As of October 31, 1997, Prudential Investments Fund Management is the seventeenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

 The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

 From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

 Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

 High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

 Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

 Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

 Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

 Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

 Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.
-------
/3/As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

                                     III-2

 Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

 Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

 Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

 Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

 Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

 In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

 In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
-------
/4/Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/As of December 31, 1994.
/7/As of December 31, 1994.
/8/On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

 For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

                                     III-4

===========================
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
===========================

      Directors

      Edward D. Beach
      Delayne Dedrick Gold
      Robert F. Gunia
      Donald D. Lennox
      Douglas H. McCorkindale
      Mendel A. Melzer
      Thomas T. Mooney
      Stephen P. Munn
      Richard A. Redeker
      Robin B. Smith
      Louis A. Weil, III
      Clay T. Whitehead

      Officers

      Richard A. Redeker, President
      Thomas A. Early, Vice President
      Grace C. Torres, Treasurer
      Stephen M. Ungerman, Assistant Treasurer
      S. Jane Rose, Secretary
      Marguerite E.H. Morrison, Assistant Secretary

      Manager

      Prudential Investments Fund Management LLC
      Gateway Center Three
      100 Mulberry Street
      Newark, NJ  07102-4077

      Investment Adviser

      Jennison Associates Capital Corp.
      466 Lexington Ave.
      New York, NY  10017

      Distributor

      Prudential Securities Incorporated
      One Seaport Plaza
      New York, NY 10292

      Custodian

      State Street Bank and Trust Company
      One Heritage Drive
      North Quincy, MA 02171

      Transfer Agent

      Prudential Mutual Fund Services LLC
      P.O. Box 15005
      New Brunswick, NJ 08906

      Independent Auditors

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, NY 10036

      Legal Counsel

      Gardner, Carton & Douglas
      Quaker Tower
      321 North Clark Street
      Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74437E107                               MF168E
74437E206                               Cat. #42M154R
74437E305
74437E404


                              Prudential
                              Jennison
                              Growth
                              Fund



                                        ========================================


                                        ========================================


                                        [PHOTO]


                                        ========================================








                                        ANNUAL
                                        REPORT

                                        April 30, 1997

                                        ========================================

                                 [LOGO] Prudential
                                        Investments

Prudential Jennison Growth Fund

A Series of the Prudential Jennison Series Fund, Inc.

Performance At A Glance.

Investors in U.S. stocks broadened their interest over the past 12 months beyond the familiar brand-name market leaders to include the less well-known and somewhat smaller companies favored by the Prudential Jennison Growth Fund. A large proportion of our stocks also were in the two best-performing sectors: technology and finance. As a result, your Fund generally returned six percentage points (depending on the share class) more than the average growth fund, as measured by Lipper Analytical Services.


================================================================================
                            Cumulative Total Returns(1)
                                  As of 9/30/97
================================================================================
                                     One               Since
                                     Year           Inception(2)
-------------------------------------------------------------------------------
Class A                              40.29%           53.90%
-------------------------------------------------------------------------------
Class B                              39.39            51.80
-------------------------------------------------------------------------------
Class C                              39.39            51.80
-------------------------------------------------------------------------------
Class Z(3)                           40.71            49.71
-------------------------------------------------------------------------------
Lipper Growth Fund Avg(4)            33.52              ***
-------------------------------------------------------------------------------


================================================================================
                          Average Annual Total Returns(1)
                                  As of 9/30/97
================================================================================
                                     One                 Since
                                     Year              Inception(2)
-------------------------------------------------------------------------------
Class A                              33.28%              21.99%
-------------------------------------------------------------------------------
Class B                              34.39               22.68
-------------------------------------------------------------------------------
Class C                              38.39               24.41
-------------------------------------------------------------------------------
Class Z(3)                           40.71               31.85
-------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

(2) Inception dates: 11/2/95 for Class A, B, and C shares; 4/15/96 for Class Z shares. On 9/20/96 The Prudential Institutional Fund - Growth Stock Fund merged into the Jennison Growth Fund, Class Z shares.

(3) On September 20, 1996, the assets and liabilities of the Prudential Institutional Fund -- Growth Stock Fund (Growth Stock Fund) were transferred to the Prudential Jennison Growth Fund in exchange soley for Class Z shares of the Fund. The investment objective and policies of both funds were substantially similar and both shared the same investment adviser. Accordingly, if you purchased shares of the Growth Stock Fund at its inception on 11/5/92 and owned them through 9/20/96 (thereby participating in the fund reorganization), and continued to own Class Z shares received in the reorganization through 9/30/97, your average annual total returns after fees and expenses would have been 40.71% for one year; 28.90% for three years; and 21.37% since inception. Your cumulative total returns would have been 40.71%, 114.22% and 158.39% for the same time periods, respectively.

(4) These are average returns for the 784 funds in Lipper Analytical Services' Growth Fund category for the past year.

*** Lipper since inception returns were 56.82% for Class A, B and C shares and 39.05% for Class Z representing all funds in each share class.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]


--------------------------------------------------------------------------------
                           How Investments Compared.
                                (As of 9/30/97)
--------------------------------------------------------------------------------
                                       12-Month           20-Year Average Annual
                                     Total Returns             Total Returns
                                     -------------        ----------------------

U.S. Growth Funds

General Bond Funds                                            <plot-points-to-come>

General Muni Debt Funds

Money Market Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns historically have been lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but historically their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
David Poiesz, Fund Manager
Peter Reinemann, Associate Fund Manager


Portfolio
Managers'                                   [PHOTO]               [PHOTO]
Report                                  /s/ David Poiesz    /s/ Peter Reinemann



The Prudential Jennison Growth Fund invests primarily in stocks of medium and large companies (generally those with a total market value of at least $1 billion) that we believe have above-average prospects for growth. The Fund may also invest in stocks of foreign companies, investment grade bonds, and securities issued or backed by the U.S. government and its agencies, such as mortgage backed securities. There can be no assurance that the Fund will achieve its investment objective.

--------------------------------------------------------------------------------

Our Investment Style.

We are growth investors with a difference. Jennison tries to identify stocks' potential for earnings growth over the coming 12 to 18 months. We look for firms that can control their own destinies and have room to grow, so we tend to focus on medium- to large-sized companies. Because we use a longer time horizon than many growth investors, we can weather the turbulence, or even benefit, when a well-managed company has a short-term disappointment.
--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

Our focus on long-term earnings growth potential not only paid off for us handsomely this year, it helped us buy inexpensively for future growth.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                             Portfolio Composition.
                        Sectors expressed as a percentage
                          of net assets as of 9/30/97.
================================================================================
Energy                                                                        3%

Basic Materials                                                               1%

Technology                                                                   34%

Cash                                                                          1%

Financial Services                                                           15%

Intermediate Goods & Services                                                14%

Healthcare                                                                   14%

Consumer Staples                                                             13%

Capital Spending                                                              5%
================================================================================

We were patient. The "rolling bear" in technology has finished its roll. Oversupplies of cellular phones and personal computers in late 1995 created a rolling bear market as pressures moved through the supply chain. The last to be affected were the networking companies, which had become relatively expensive as the only technology industry that hadn't had a downturn. When these stocks fell early this year, we bought. After similar corrections in the past, technology stocks followed up with several years of excellent performance.

We didn't jump ship. Pfizer's share price dropped this past summer because their marketing and development expenses jumped, but this was because more drugs received FDA approval than expected. We already owned Pfizer, but we took advantage of the overreaction to buy about 50% more at a lower price. We think that analysts will raise next year's earnings estimates.

And we have a wide perspective. We take into account the impact of the business climate on future earnings.

When interest rates are low, financial stocks historically have risen. Their business grows because borrowing is cheaper. In addition to some large companies -- such as Chase Manhattan Bank and the Mortgage Guarantee Insurance Corporation
(MGIC), a dominant player in the mortgage insurance business -- we own Mutual Risk Management, a small-cap insurance services company. Financial stocks are selling at very reasonable price-to-earnings ratios.

What Went Well.
--------------------------------------------------------------------------------

Good Companies.

Although we select stocks company by company, our holdings fell predominantly in the top-performing sectors of the stock market: technology, health care and financial services. We also benefited from a shift in investor preferences. For a while, investors pushed prices ever higher on a few dozen of the largest familiar stocks -- too high in our judgment. We bought less well-known firms that we thought represented better value. This summer, the market leaders appeared to hit earnings plateaus and investors looked more widely for inexpensive stocks. They found us there first, and bid up the prices of our holdings.

o Among technology stocks, the companies that did well for us included the computer companies Dell and Compaq, the chipmakers Intel and Texas Instruments, and the software company Microsoft. The telecommunications company Nokia also was a big winner for us.

o Schlumberger is an oil services company that is using technology to reduce its customers' cost of getting oil out of the ground. It is much cheaper to extract oil today than it was 10 years ago. Our shares performed very well.

o Some drug companies have products that can save lives or help lower the cost of health care by reducing hospital stays. Much of their sales are in the U.S., so an expensive dollar doesn't hurt their earnings as much as some other multinational companies. Lilly was a large contributor to this year's return. Our portfolio also includes Pfizer, SmithKline Beecham, Bristol-Myers Squibb and Warner Lambert.


And Not So Well.
--------------------------------------------------------------------------------

PhyCor (a health care company) and Monsanto (chemicals) haven't paid off yet, although we still expect them to. We sold our EDS (data processing) shares after three earnings disappointments, as well as our investments in Picturetel (electrical equipment) and Astra (pharmaceuticals).

--------------------------------------------------------------------------------

Five Largest
Holdings.

3.5%     Pfizer, Inc.
         Pharmaceuticals

3.2%     Hewlett-Packard Co.
         Computer Systems

3.1%     Cisco Systems, Inc.
         Networking

2.7%     Intel Corp.
         Electronic Components

2.6%     Schlumberger, Ltd.
         Oil Services

Expressed as a percentage of net assets as of 9/30/97.

--------------------------------------------------------------------------------

Looking Ahead.
--------------------------------------------------------------------------------


We think our retail stocks still have considerable potential. For example, we own Sears Roebuck and Kohl's Department stores. The latter is a seven-state chain of retailers oriented to mid-priced apparel. Its stores are friendly and efficient and we see them expanding nationwide. Kohl's already has contributed above-average gains to our return.

We anticipate further strong performance from our technology companies. We expect Hewlett Packard's growth to accelerate when it introduces its next generation of servers and printer technology, and our networking stocks are still recovering from their first quarter slowdown.

We also think business conditions for our pharmaceutical and financial companies still create substantial long-range potential.


--------------------------------------------------------------------------------

David Poiesz -- A Different Kind of Growth Investor.
--------------------------------------------------------------------------------

Portfolio Manager David Poiesz discusses his investment philosophy, the financial markets and the prospects for future growth.

Q.   There are many growth investors. What makes you different?

A. I want to own companies that will produce a portfolio that can grow earnings about 20% every year. We use a 12- to 18-month time horizon when forecasting. We like to find companies where an earnings disappointment or short-term controversy has knocked down the share price or where business is improving and not yet fully recognized. Then we get a bargain. We focus on the fundamentals of the business and try not to be misled by earnings setbacks that are only temporary.

Q.   So you are long-term investors?

A. We're not merely "buy-and-hold" investors; we also respond to current prices. If they get significantly ahead of where we think they should be in the current market, then we may trim back our holdings a little and wait for a good opportunity to buy the stock back cheaper.

Q.   Which stocks do you follow?

A. We are a mid to large cap manager. (Market capitalization is the market value of all a company's outstanding shares -- what it would take to buy the entire company.) We like companies that control their destiny and have high revenue and unit growth rates. From time to time, the mid caps may be a quarter or a third of the portfolio. We frequently do well with stocks that start between $2 billion and $20 billion (as opposed to the $40 to $50 billion large companies).

Q.   How large a universe are you looking at?

A. We monitor about 400 stocks. We're generally going to look at any company with more than $1 billion in capitalization, but we don't follow it if it doesn't have the growth characteristics we want. We look for unit growth, profitability, clean balance sheets, management that can capitalize on opportunities, and a research and development pipeline.

Q.   How do you assess long-term growth potential?

A. At Jennison we manage more than $20 billion in equities. At daily morning meetings, our 17 investment professionals share information and opinions about the companies they follow. Our analysts meet their management, suppliers, competitors and customers. We depend on our analysts to make their own judgments about risk and reward potential using any available information resources.

Q.   Besides stock picking, what goes into selecting a portfolio?

A. We select about 60 companies by looking at risk/return characteristics. We try to weight the portfolio so that our largest position isn't going to be our highest risk position, but will provide a modest return. Then, we might also have a small position with both high risk and high potential return. Such stocks would be only a small part of the portfolio.

     I believe we're more disciplined and less short-term than most growth managers. I don't think we turn over our portfolio as much as some of our competitors do. Some managers follow mathematical models that force them to sell a stock as soon as its growth rate declines for a quarter.

                                                                    [PHOTO]

                                                           /s/ David Poiesz

--------------------------------------------------------------------------------

President's Letter                                             November 12, 1997
--------------------------------------------------------------------------------

[PHOTO]

                           Keep Events In Perspective.


Dear Shareholder:

For investors, the late October decline experienced by the financial markets was unsettling -- but let's put events in perspective.

October's downturn was the third significant one this year. Stock prices fell sharply in early spring and dropped again in late summer. Yet following each episode the financial markets recovered any lost ground. That's very important because it shows that investors today are not easily swayed by temporary setbacks -- they choose to stay the course and are investing for the long term.

Despite the recent volatility, it has been a very good year for investors. Plus, the U.S. economy is strong, inflation remains low, and unemployment is down. At the end of the sell-off on October 27, the Standard & Poor's 500 Index had still gained more than 18% for the year. The Dow Jones Industrial Average was also up 11% and the Nasdaq Composite nearly 19%.

Here are a few more thoughts that may help you during times of market uncertainty:

o Keep your expectations realistic. Seasoned investors know that financial markets rise and fall -- as will the value of their holdings. Over time, however, stocks have been shown to produce very attractive returns. As a matter of fact, the S&P 500 rose more than 280% from the time of the last major market downturn (October 31, 1987) through December 31, 1996, according to Lipper Analytical Services.

o Don't make rash decisions. If you have an investment plan, stick to it. While past performance is not indicative of future results, historically, investors have profited by taking advantage of the long-term growth potential of U.S. stocks.

o We're on your side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. Why not call him or her today?

Thank you for your continued confidence in Prudential Mutual Funds and Annuities. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

/s/ Brian M. Storms

Brian M. Storms
President, Prudential Mutual Funds & Annuities

--------------------------------------------------------------------------------

Portfolio of Investments as       PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997             PRUDENTIAL JENNISON GROWTH FUND

-----------------------------------------------------------------------
Shares       Description                                 Value (Note 1)
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.9%
COMMON STOCKS--98.9%
-----------------------------------------------------------------------
Aerospace/Defense--2.5%
 325,000     Boeing Co.                                  $   17,692,188
 396,000     Gartner Group, Inc.                             11,880,000
                                                         --------------
                                                             29,572,188
-----------------------------------------------------------------------
Banks & Financial Services--8.0%
 218,900     Chase Manhattan Corp.                           25,830,200
 260,900     MBNA Corp.                                      10,566,450
 421,390     Morgan Stanley, Dean Witter,
                Discover & Co.                               22,781,397
 399,600     Schwab (Charles) Corp.                          14,285,700
 329,400     Washington Mutual, Inc.                         22,975,650
                                                         --------------
                                                             96,439,397
-----------------------------------------------------------------------
Business Services--6.3%
 627,425     CUC International, Inc.(a)                      19,450,175
 377,600     Eagle River Interactive, Inc.(a)                 4,059,200
 318,800     Manpower, Inc.                                  12,592,600
 276,500     Omnicom Group, Inc.                             20,115,375
 269,800     Reuters Holdings PLC (ADR)
                (United Kingdom)                             19,223,250
                                                         --------------
                                                             75,440,600
-----------------------------------------------------------------------
Cellular Communications--0.9%
 214,600     Vodafone Group PLC (ADR) (United
                Kingdom)                                     11,534,750
-----------------------------------------------------------------------
Chemicals--1.5%
 460,000     Monsanto Co.                                    17,940,000
-----------------------------------------------------------------------
Computer Systems/Peripherals--10.0%
 404,800     Compaq Computer Corp.(a)                        30,258,800
 218,400     Dell Computer Corp.(a)                          21,157,500
 362,700     Diebold, Inc.                                   17,182,913
 558,900     Hewlett-Packard Co.                             38,878,481
 116,400     International Business Machines
                Corp.                                        12,331,125
                                                         --------------
                                                            119,808,819
Diversified Operations--1.2%
 206,700     General Electric Co.                        $   14,068,519
-----------------------------------------------------------------------
EDP Software & Services--3.6%
 339,400     Intuit, Inc.(a)                                 10,860,800
 130,400     Microsoft Corp. (a)                             17,253,550
 165,500     SAP AG (ADR)(Germany)                           14,728,110
                                                         --------------
                                                             42,842,460
-----------------------------------------------------------------------
Electronic Components--6.7%
 348,800     Intel Corp.                                     32,198,600
 610,400     International Rectifier Corp.(a)                14,268,100
 372,200     LSI Logic Corp. (a)                             11,956,925
 161,800     Texas Instruments, Inc.                         21,863,225
                                                         --------------
                                                             80,286,850
-----------------------------------------------------------------------
Health Care Services--2.7%
 628,700     Healthsouth Corp.(a)                            16,778,431
 536,000     PhyCor, Inc.(a)                                 15,577,500
                                                         --------------
                                                             32,355,931
-----------------------------------------------------------------------
Hotels--2.5%
 237,800     Doubletree Corp.(a)                             11,473,850
 541,200     Hilton Hotels Corp.                             18,231,675
                                                         --------------
                                                             29,705,525
-----------------------------------------------------------------------
Household & Personal Care Products--1.3%
 176,700     Gillette Co.                                    15,251,419
-----------------------------------------------------------------------
Industrial Technology/Instruments--4.3%
 173,500     Applied Materials, Inc.(a)                      16,525,875
 248,500     KLA Tencor Corp.(a)                             16,789,281
 426,700     Symbol Technologies, Inc.                       18,748,131
                                                         --------------
                                                             52,063,287
-----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as       PRUDENTIAL JENNISON SERIES FUND, INC.
of September 30, 1997                   PRUDENTIAL JENNISON GROWTH FUND

-----------------------------------------------------------------------
Shares       Description                                 Value (Note 1)
-----------------------------------------------------------------------
Insurance--7.2%
  82,900     CIGNA Corp.                                 $   15,440,125
 316,800     MGIC Investment Corp.                           18,156,600
 327,533     Mutual Risk Management, Ltd.                    16,642,771
 218,300     Provident Companies, Inc.                       15,267,356
 448,700     UNUM Corp.                                      20,471,937
                                                         --------------
                                                             85,978,789
-----------------------------------------------------------------------
Machinery--1.1%
 193,800     Case Corp.                                      12,911,925
-----------------------------------------------------------------------
Media--2.7%
 278,300     Clear Channel Communications,
                Inc.(a)                                      18,054,712
 181,100     The Walt Disney Co.                             14,601,188
                                                         --------------
                                                             32,655,900
-----------------------------------------------------------------------
Networking--5.4%
 533,200     3Com Corp.(a)                                   27,326,500
 512,000     Cisco Systems, Inc. (a)                         37,408,000
                                                         --------------
                                                             64,734,500
-----------------------------------------------------------------------
Oil Services--2.6%
 368,600     Schlumberger, Ltd.                              31,031,512
-----------------------------------------------------------------------
Pharmaceuticals--11.2%
 150,200     Boston Scientific Corp. (a)                      8,289,163
 246,100     Bristol-Myers Squibb Co.                        20,364,775
 224,400     Eli Lilly & Co.                                 27,026,175
 689,200     Pfizer, Inc.                                    41,395,075
 523,700     Smithkline Beecham PLC (ADR)
                (United Kingdom)                             25,595,837
  91,100     Warner-Lambert Co.                              12,292,806
                                                         --------------
                                                            134,963,831
-----------------------------------------------------------------------
Retail--8.5%
 216,100     AutoZone, Inc.(a)                                6,483,000
 662,500     Corporate Express, Inc.(a)                      13,995,313
 455,925     Dollar General Corp.                            15,529,945
 355,600     Gap, Inc.                                       17,802,225
 207,600     Home Depot, Inc.                            $   10,821,150
 249,700     Kohl's Corp.(a)                                 17,728,700
 336,800     Sears, Roebuck & Co.                            19,176,550
                                                         --------------
                                                            101,536,883
-----------------------------------------------------------------------
Telecommunication Services--1.3%
 437,800     AirTouch Communications, Inc.(a)                15,514,538
  15,000     RSL Communications, Ltd.(a)                        330,000
                                                         --------------
                                                             15,844,538
-----------------------------------------------------------------------
Telecommunications Equipment--5.6%
 190,400     Ciena Corp.(a)                                   9,430,750
 286,600     Motorola, Inc.                                  20,599,375
 242,500     Nokia Corp. (ADR)(Finland)                      22,749,531
 287,100     Tellabs, Inc.(a)                                14,785,650
                                                         --------------
                                                             67,565,306
-----------------------------------------------------------------------
Trucking & Shipping--1.8%
 278,100     Federal Express Corp.(a)                        22,248,000
                                                         --------------
             Total long-term investments
                (cost $853,003,444)                       1,186,780,929
                                                         --------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT--0.9%

Commercial Paper--0.9%
P1            $10,159      Ford Motor Credit Co.
                             6.15%, 10/1/97
                             (cost $10,159,000)           10,159,000
-----------------------------------------------------------------------
Total Investments--99.8%
                           (cost $863,162,444;
                             Note 4)                   1,196,939,929
                           Other assets in excess
                             of liabilities--0.2%          2,489,931
                                                     ---------------
                           Net Assets--100%          $ 1,199,429,860
                                                     ===============

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.

-----------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL JENNISON SERIES FUND, INC.
Statement of Assets and Liabilities        PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

Assets                                                                                      September 30, 1997
                                                                                            ------------------
Investments, at value (cost $863,162,444)..............................................        $1,196,939,929
Cash...................................................................................             1,132,392
Receivable for investments sold........................................................             5,014,392
Receivable for Series shares sold......................................................             4,739,703
Dividends and interest receivable......................................................               652,640
Deferred expenses and other assets.....................................................               135,543
                                                                                               --------------
   Total assets........................................................................         1,208,614,599
                                                                                               --------------
Liabilities
Payable for investments purchased......................................................             6,036,257
Payable for Series shares reacquired...................................................             1,919,751
Management fee payable.................................................................               570,278
Distribution fees payable..............................................................               378,572
Accrued expenses and other liabilities.................................................               262,783
Withholding taxes payable..............................................................                17,098
                                                                                               --------------
   Total liabilities...................................................................             9,184,739
                                                                                               --------------
Net Assets.............................................................................        $1,199,429,860
                                                                                               ==============

Net assets were comprised of:
   Common stock, at par................................................................        $       78,191
   Paid-in capital in excess of par....................................................           784,299,181
                                                                                               --------------
                                                                                                  784,377,372
   Accumulated net realized gain on investments........................................            81,276,520
   Net unrealized appreciation on investments..........................................           333,775,968
                                                                                               --------------
Net assets, September 30, 1997.........................................................        $1,199,429,860
                                                                                               ==============

Class A:
   Net asset value and redemption price per share
      ($145,022,025 / 9,421,277 shares of common stock issued and outstanding).........                $15.39
   Maximum sales charge (5% of offering price).........................................                   .81
                                                                                                       ------
   Maximum offering price to public....................................................                $16.20
                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($419,405,140 / 27,634,577 shares of common stock issued and outstanding)........                $15.18
                                                                                                       ======
Class C:
   Net asset value, offering price and redemption price per share
      ($25,133,800 / 1,656,067 shares of common stock issued and outstanding)..........                $15.18
                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($609,868,895 / 39,477,787 shares of common stock issued and outstanding)........                $15.45
                                                                                                       ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Operations

--------------------------------------------------------------

                                                  Year Ended
                                                 September 30,
Net Investment Income (Loss)                         1997
                                                 -------------
Income
   Dividends (net of foreign withholding taxes
      of $185,509)............................   $  6,429,231
   Interest...................................        967,368
                                                 -------------
      Total income............................      7,396,599
                                                 -------------
Expenses
   Management fee.............................      5,276,337
   Distribution fee--Class A..................        264,954
   Distribution fee--Class B..................      2,994,762
   Distribution fee--Class C..................        182,481
   Transfer agent's fees and expenses.........      1,376,000
   Reports to shareholders....................        235,000
   Registration fees..........................        233,000
   Custodian's fees and expenses..............        128,000
   Legal fees and expenses....................         65,000
   Amortization of deferred organization
      expense.................................         37,967
   Audit fee..................................         20,000
   Insurance expense..........................         12,000
   Directors' fees and expenses...............         10,500
   Miscellaneous..............................         11,912
                                                 -------------
      Total expenses..........................     10,847,913
                                                 -------------
Net investment income (loss)..................     (3,451,314)
                                                 -------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions...............................     90,453,012
Net change in unrealized appreciation on
   investments................................    224,732,097
                                                 -------------
Net gain on investments.......................    315,185,109
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................   $311,733,795
                                                 =============


PRUDENTIAL JENNISON SERIES FUND, INC.
PRUDENTIAL JENNISON GROWTH FUND
Statement of Changes in Net Assets

------------------------------------------------------------

                                                November 2, 1995(a)
                                Year Ended            Through
Increase (Decrease)           September 30,        September 30,
in Net Assets                    1997                 1996
                              -------------     -------------------
Operations
   Net investment income
      (loss)...............   $   (3,451,314)      $   (2,046,837)
   Net realized gain (loss)
      on investments.......       90,453,012           (9,176,492)
   Net change in unrealized
      appreciation on
      investments..........      224,732,097           36,196,257
                              --------------    --------------------
   Net increase in net
      assets resulting from
      operations...........      311,733,795           24,972,928
                              --------------    --------------------
Series share transactions
   (net of share
   conversions) (Note 5)
   Net proceeds from shares
      sold.................      859,180,110          819,026,956
   Cost of shares
      reacquired...........     (666,161,401)        (149,422,528)
                              --------------    --------------------
   Net increase in net
      assets from Series
      share transactions...      193,018,709          669,604,428
                              --------------    --------------------
Total increase.............      504,752,504          694,577,356
Net Assets
Beginning of period........      694,677,356              100,000
                              --------------    --------------------
End of period..............   $1,199,429,860       $  694,677,356
                              ==============    ====================

---------------
(a) Commencement of investment operations.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements            PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
Prudential Jennison Growth Fund (the 'Series') is a separately managed series of Prudential Jennison Series Fund, Inc., formerly Prudential Jennison Fund, Inc. (the 'Fund'). The Fund was incorporated in Maryland on August 10, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Series had no significant operations other than the issuance of 3,334 shares of Class A and 3,333 shares of Class B and Class C common stock for $100,000 on September 13, 1995 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day or at the bid price in the absence of an asked price, as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis and is net of discount accretion and premium amortization. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and to make distributions of any net capital gains at least annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $200,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Series commenced investment operations.

Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended September 30, 1997, the Series reclassified current net operating losses by decreasing accumulated net investment loss and decreasing paid-in capital by $3,451,314. Net investment income, net realized gains, and net assets were not affected by this change.

------------------------------------------------------------

Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to a subadvisory agreement between PIFM and Jennison Associates Capital
--------------------------------------------------------------------------------

                                        PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements           PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
Corp. ('Jennison'), Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Series in accordance with its investment objectives and policies.

The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series. PIFM pays Jennison a subadvisory fee at an annual rate of .30 of 1% of the average daily net assets of the Series up to and including $300 million and .25 of 1% of such assets in excess of $300 million. PIFM also pays the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended September 30, 1997.

PSI has advised the Series that it has received approximately $608,000 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended September 30, 1997, it received approximately $727,100 and $5,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIFM, Jennison and PSI are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series has not borrowed any amounts pursuant to the Agreement as of September 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 1997, the Series incurred fees of approximately $1,236,000 for the services of PMFS. As of September 30, 1997, approximately $122,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the year ended September 30, 1997, PSI earned approximately $50,600 in brokerage commissions from portfolio transactions executed on behalf of the Series.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1997 were $724,562,581 and $541,374,570, respectively.

The cost of investments for federal income tax purposes at September 30, 1997, was $864,345,826 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $332,594,103 (gross unrealized appreciation--$343,656,967; gross unrealized depreciation--$11,062,864).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a contingent deferred sales charge of 1% during

--------------------------------------------------------------------------------

                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Notes to Financial Statements             PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

the first year. Class Z shares are not subject to any sales or redemption charge and are offered for sale to specific categories of investors.

There are 3 billion shares of $.001 par value common stock authorized which are divided into three series, each of which offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. Of the shares outstanding at September 30, 1997, PIFM owned 10,000 shares of the Series.

Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
-------                              -----------   -------------

Year ended September 30, 1997
Shares sold........................   25,998,077   $ 330,048,473
Shares reacquired..................  (24,630,004)   (310,892,744)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    1,368,073      19,155,729
Shares issued upon conversion from
  Class B..........................      263,019       3,525,367
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,631,092   $  22,681,096
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   18,039,463   $ 185,913,237
Shares reacquired..................  (10,367,758)   (108,741,785)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    7,671,705      77,171,452
Shares issued upon conversion from
  Class B..........................      115,146       1,214,220
                                     -----------   -------------
Net increase in shares
  outstanding......................    7,786,851   $  78,385,672
                                     ===========   =============

Class B
-------

Year ended September 30, 1997
Shares sold........................   11,358,438   $ 145,846,890
Shares reacquired..................   (4,716,088)    (59,467,575)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................    6,642,350      86,379,315
Shares reacquired upon conversion
  into Class A.....................     (266,196)     (3,525,367)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,376,154   $  82,853,948
                                     ===========   =============


Class B                                Shares         Amount
-------                              -----------   -------------

November 2, 1995(a) through
  September 30, 1996
Shares sold........................   23,516,319   $ 240,060,319
Shares reacquired..................   (2,146,698)    (22,165,141)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion................   21,369,621     217,895,178
Shares reacquired upon conversion
  into Class A.....................     (114,531)     (1,214,220)
                                     -----------   -------------
Net increase in shares
  outstanding......................   21,255,090   $ 216,680,958
                                     ===========   =============


Class C
-------

Year ended September 30, 1997
Shares sold........................      560,427   $   7,367,068
Shares reacquired..................     (307,304)     (3,823,506)
                                     -----------   -------------
Net increase in shares
  outstanding......................      253,123   $   3,543,562
                                     ===========   =============

November 2, 1995(a) through
  September 30, 1996
Shares sold........................    1,610,012   $  16,355,793
Shares reacquired..................     (210,401)     (2,163,259)
                                     -----------   -------------
Net increase in shares
  outstanding......................    1,399,611   $  14,192,534
                                     ===========   =============

Class Z
-------

Year ended September 30, 1997
Shares sold........................   30,018,513   $ 375,917,679
Shares reacquired..................  (23,558,475)   (291,977,576)
                                     -----------   -------------
Net increase in shares
  outstanding......................    6,460,038   $  83,940,103
                                     ===========     ===========

April 15, 1996(b) through
  September 30, 1996
Shares sold........................    2,971,624   $  32,570,435
Shares issued due to acquisition of
  The Prudential Institutional
  Fund--Growth Stock Fund..........   31,510,396     344,127,172
Shares reacquired..................   (1,464,271)    (16,352,343)
                                     -----------   -------------
Net increase in shares
  outstanding......................   33,017,749   $ 360,345,264
                                     ===========   =============

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

                                 PRUDENTIAL JENNISON SERIES FUND, INC.
Financial Highlights             PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------

                                                    Class A                             Class B                    Class C
                                        -------------------------------     -------------------------------     -------------
                                                           November 2,                         November 2,
                                            Year             1995(a)            Year             1995(a)            Year
                                            Ended            Through            Ended            Through            Ended
                                        September 30,     September 30,     September 30,     September 30,     September 30,
                                            1997              1996              1997              1996              1997
                                        -------------     -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................      $   10.97          $ 10.00          $   10.89         $   10.00          $ 10.89
                                        -------------         ------        -------------     -------------         ------
Income from investment operations
Net investment income (loss)(d).....           (.03)            (.03)              (.12)             (.10)            (.12)
Net realized and unrealized gain on
   investment transactions..........           4.45             1.00               4.41               .99             4.41
                                        -------------         ------        -------------     -------------         ------
   Total from investment
      operations....................           4.42              .97               4.29               .89             4.29
                                        -------------         ------        -------------     -------------         ------
Net asset value, end of period......      $   15.39          $ 10.97          $   15.18         $   10.89          $ 15.18
                                        =============         ======        =============     =============         ======

TOTAL RETURN(c).....................          40.29%            9.70%             39.39%             8.90%           39.39%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....      $ 145,022          $85,440          $ 419,405         $ 231,541          $25,134
Average net assets (000)............      $ 105,982          $70,667          $ 299,476         $ 162,412          $18,248
Ratios to average net assets:
   Expenses, including distribution
      fees..........................           1.09%            1.23%(e)           1.84%             1.98%(e)         1.84%
   Expenses, excluding distribution
      fees..........................            .84%             .98%(e)            .84%              .98%(e)          .84%
   Net investment income (loss).....           (.25)%           (.37)%(e)         (1.00)%           (1.12)%(e)       (1.00)%
Portfolio turnover rate.............             63%              42%                63%               42%              63%
Average commission rate paid per
   share............................      $   .0596          $ .0611          $   .0596         $   .0611          $ .0596

                                                                    Class Z
                                                        -------------------------------
                                       November 2,                          April 15,
                                         1995(a)            Year             1996(b)
                                         Through            Ended            Through
                                      September 30,     September 30,     September 30,
                                          1996              1997              1996
                                      -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
   period...........................     $ 10.00          $   10.98         $   10.32
                                          ------        -------------     -------------
Income from investment operations
Net investment income (loss)(d).....        (.10)                --              (.02)
Net realized and unrealized gain on
   investment transactions..........         .99               4.47               .68
                                          ------        -------------     -------------
   Total from investment
      operations....................         .89               4.47               .66
                                          ------        -------------     -------------
Net asset value, end of period......     $ 10.89          $   15.45         $   10.98
                                          ======        =============     =============

TOTAL RETURN(c).....................        8.90%             40.71%             6.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).....     $15,281          $ 609,869         $ 362,416
Average net assets (000)............     $12,550          $ 455,684         $  26,829
Ratios to average net assets:
   Expenses, including distribution
      fees..........................        1.98%(e)            .84%              .98%(e)
   Expenses, excluding distribution
      fees..........................         .98%(e)            .84%              .98%(e)
   Net investment income (loss).....       (1.12)%(e)            --              (.12)%(e)
Portfolio turnover rate.............          42%                63%               42%
Average commission rate paid per
   share............................     $ .0611          $   .0596         $   .0611

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class Z shares.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants

--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Jennison Series Fund, Inc., Prudential Jennison Growth Fund (the 'Fund', one of the portfolios constituting Prudential Jennison Series Fund, Inc.) at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets and the financial highlights for the period ended September 30, 1996 were audited by other independent accountants, whose opinion dated November 4, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
November 14, 1997


                                          PRUDENTIAL JENNISON SERIES FUND, INC.
Change of Auditors                        PRUDENTIAL JENNISON GROWTH FUND

--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the period ended September 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Series' financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

--------------------------------------------------------------------------------

Comparing A $10,000 Investment.
-------------------------------
Prudential Jennison Growth Fund vs.
the S&P 500 Index.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Jennison Growth Fund (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index (the Index) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (September 30), as measured on a quarterly basis, beginning in 1995 for Class A, Class B and Class C shares; and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on September 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph. Class Z shares are not subject to a sales charge or a distribution fee.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class A
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000              $14,621

S&P 500 Index                           $10,000              $16,957


                              Average Annual Total
                                Returns - Class A
                              --------------------
                              With Sales Load
                              21.99% Since Inception
                              33.28% for 1 Year
                              Without Sales Load
                              25.31% Since Inception
                              40.29% for 1 Year


[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class B
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $14,780

S&P 500 Index                           $10,000             $16,957

                              Average Annual Total
                                Returns - Class B
                              --------------------
                              With Sales Load
                              22.68% Since Inception
                              34.39% for 1 Year
                              Without Sales Load
                              24.41% Since Inception
                              39.39% for 1 Year

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class C
=======
                                        11/2/95             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $15,180

S&P 500 Index                           $10,000             $16,957

                              Average Annual Total
                                Returns - Class C
                              --------------------
                               With Sales Load
                               24.41% Since Inception
                               38.39% for 1 Year
                               Without Sales Load
                               24.41% Since Inception
                               39.39% for 1 Year

[THE FOLLOWING TABLES WERE REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class Z
=======
                                        4/15/96             9/30/97
                                        -------             -------
Prudential Jennison
Growth Fund                             $10,000             $14,970

S&P 500 Index                           $10,000             $14,906

                              Average Annual Total
                                Returns - Class Z
                              --------------------
                               Without Sales Load
                               31.85% Since Inception
                               40.71% for 1 Year

===========================
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com
===========================

      Directors

      Edward D. Beach
      Delayne Dedrick Gold
      Robert F. Gunia
      Donald D. Lennox
      Douglas H. McCorkindale
      Mendel A. Melzer
      Thomas T. Mooney
      Stephen P. Munn
      Richard A. Redeker
      Robin B. Smith
      Louis A. Weil, III
      Clay T. Whitehead

      Officers

      Richard A. Redeker, President
      Susan C. Cote, Vice President
      Thomas A. Early, Vice President
      Grace C. Torres, Treasurer
      Stephen M. Ungerman, Assistant Treasurer
      S. Jane Rose, Secretary
      Marguerite E.H. Morrison, Assistant Secretary

      Manager

      Prudential Investments Fund Management LLC
      Gateway Center Three
      100 Mulberry Street
      Newark, NJ  07102-4077

      Investment Adviser

      The Prudential Investment Corporation
      Prudential Plaza
      Newark, NJ 07101

      Distributor

      Prudential Securities Incorporated
      One Seaport Plaza
      New York, NY 10292

      Custodian

      State Street Bank and Trust Company
      One Heritage Drive
      North Quincy, MA 02171

      Transfer Agent

      Prudential Mutual Fund Services LLC
      P.O. Box 15005
      New Brunswick, NJ 08906

      Independent Auditors

      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, NY 10036

      Legal Counsel

      Gardner, Carton & Douglas
      Quaker Tower
      321 North Clark Street
      Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435J108                               MF142E
74435J207                               Cat. #444365Y
74435J306
74435J405


                              Prudential
                              Multi-Sector
                              Fund, Inc.



                                        ========================================


                                        ========================================


                                        [PHOTO]


                                        ========================================








                                        ANNUAL
                                        REPORT

                                        April 30, 1997

                                        ========================================

                                 [LOGO] Prudential
                                        Investments

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.

While small and medium-sized companies delivered positive returns over the past 12 months, they trailed larger company stocks. So while we are pleased to report that your Fund performed better than the average capital appreciation mutual fund during the past year (as measured by Lipper Analytical Services), we must note that neither did as well as the broad stock market (as measured by the Standard & Poor's 500 Index). That's because of the growth-style, sector-based strategy of your Fund, which led us to invest in small and mid-sized companies.

================================================================================
                            Cumulative Total Returns(1)
                                  As of 4/30/97
================================================================================
                                                One         Five       Since
                                                Year        Years   Inception(2)
-------------------------------------------------------------------------------
      Class A                                    5.2%        87.1%        116.5%
-------------------------------------------------------------------------------
      Class B                                    4.4         80.0         105.3
-------------------------------------------------------------------------------
      Class C                                    4.4          N/A          33.4
-------------------------------------------------------------------------------
      Class Z                                    5.5          N/A           9.3
-------------------------------------------------------------------------------
Lipper Capital
Appreciation Fund Avg(3)                         3.0         86.3           ***
-------------------------------------------------------------------------------

================================================================================
                        Average Annual Total Returns(1)
                                  As of 3/31/97
================================================================================
                                          One            Five           Since
                                          Year           Years       Inception(2)
--------------------------------------------------------------------------------
Class A                                    0.8%           11.5%         10.8%
--------------------------------------------------------------------------------
Class B                                    0.3            11.7          10.8
--------------------------------------------------------------------------------
Class C                                    4.3             N/A          10.2
--------------------------------------------------------------------------------
Class Z                                    6.3             N/A           5.6
--------------------------------------------------------------------------------


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

(2)  Inception dates: 6/29/90 Class A and B; 8/1/94 Class C; 3/1/96 Class Z.

(3) Lipper average returns are for 204 funds for one year and 77 funds for five years.

*** Lipper Since Inception category cumulative return are: Class A and B, 124.1% for 70 funds; Class C, 44.9% for 128 funds; and Class Z, 7.5% for 202 funds.


[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

================================================================================
                            How Investments Compared.
                                 (As of 4/30/97)
================================================================================

                                          12-Month            20-Year Average
                                        Total Returns       Annual Total Returns
                                        -------------       --------------------

U.S. Growth Funds                                                     <plot-points-to-come>

General Bond Funds

General Muni Debt Funds

U.S. Taxable Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
Greg Goldberg and Jeffrey T. Rose, Fund Managers

Portfolio                                [PHOTO]                  [PHOTO]
Managers'
Report                              /s/ Greg Goldberg       /s/ Jeffrey T. Rose

The Fund seeks long-term capital growth by investing primarily in domestic and foreign stocks of companies in specific economic sectors, and makes significant shifts among these sectors based on world economic changes and other investment trends. We select stocks following a growth investment style, looking for stocks with above-average revenue and earnings growth forecast and that are attractively priced. The Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance the Fund will achieve its investment objective.

--------------------------------------------------------------------------------
Sectors & Stocks.

Since its inception, the Prudential Multi-Sector Fund has followed the sector selection of Greg Smith, Chief Investment Strategist at Prudential Securities, and the securities selection of its portfolio managers. We've decided to put sector and security selection in one place. Effective June 2, Portfolio Managers Greg Goldberg and Jeff Rose, who have been selecting securities, will also select sectors.
--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

We invest in sectors that we believe may perform better than the market as a whole in the short term, and try to avoid those that might do worse. As a result, we frequently adjust our holdings to take advantage of changing market conditions.

So over the past 12 months we added to our positions in energy and healthcare stocks while we reduced our holdings in technology and financial services.

o Energy: A year ago, we did not hold any investments here. Today, it's our second largest sector. Energy companies have been benefitting from global growth. Though we expect some volatility in the short term, we believe the trend is up for energy prices over the long haul.

o Healthcare: Over the past 12 months we have increased our healthcare holdings. An aging worldwide population is increasing demand for drugs and healthcare, which should continue to benefit companies in this industry.

Over the last 12 months, we've nearly halved our technology holdings. While we believe in this sector for the long term, we feel that the months ahead will be difficult.

We also sold a small portion of our financial services holdings because we were concerned that interest rates could continue to rise.

[THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                              Portfolio Breakdown.
                          Expressed as a percentage of
                        total investments as of 4/30/97.
================================================================================

Industrial                                                                    4%

Consumer Growth
& Cyclical                                                                   26%

Energy                                                                       24%

Technology                                                                   18%

Finance                                                                      16%

Consumer Cyclical                                                             7%

Cash/Other                                                                    5%
================================================================================

What Went Well.
--------------------------------------------------------------------------------

Riding the Tech Rally.

It's not always easy to get your timing right in the volatile technology sector, but we were pleased with our decision to sell most of our shares in Cisco Systems, the leader in computer networking. We sold the stock at a profit after it had appreciated significantly. We were glad we did, because by the end of this reporting period it was well off its highs.

We've also had a great deal of success with Intel, which more than doubled in price during the last 12 months. We believe Intel will continue to perform well as it complements its PC chip strengths with its move into networking.

Financials Pay Off.

The continuing strong performance of financial services stocks also helped the Fund. Travelers, a conglomerate offering insurance, brokerage and other financial services, rose 83% over the last 12 months. Smith Barney, the firm's securities brokerage subsidiary, posted substantial profits, buoyed by the strong financial markets.

Bits and Pieces.

Within the energy sector, drill bit maker Smith International was up 63% over the 12 months. You can't drill for oil without bits, so Smith, the leading drill bit manufacturer, benefited from increased drilling activity worldwide. In healthcare, Aetna/U.S. Healthcare's transformation into an HMO force helped it rise 29%.

And Not So Well.
--------------------------------------------------------------------------------

The Crushing Technology Wave.

Technology stocks are volatile -- almost by definition -- and many of these stocks fell in price late in our reporting period. While we did hold some winners in technology, our relatively large position as much as 32% of total investments during the last year prevented us from performing as well as the broader stock market. We may now look to this sector for buying opportunities. One victim of the crushing technology wave was Westell, on the cutting edge of ADSL technology which is bringing internet services to the home. The firm's stock lost half its value as anticipated contracts with telecommunications providers were delayed by mergers and regulatory concerns in the telecommunications industry. Still, we expect its price to rebound as conditions in the telecommunications industry improve.

--------------------------------------------------------------------------------
Five Largest
Holdings.
3.9%     Novartis A.G. (A.D.R.)
         Healthcare

3.5%     Exxon Corp.
         Energy

2.9%     Uniphase Corp.
         Technology

2.8%     Aetna, Inc.
         Healthcare

2.5%     UCAR International Inc.
         Precious metals

Expressed as a percentage of total investments as of 4/30/97.

--------------------------------------------------------------------------------


Looking Ahead.
--------------------------------------------------------------------------------

The U.S. stock market is now in its sixth year of a bull market. We're still cautious in the short term for two reasons: 1) valuations are historically high, especially in the so-called "Nifty Fifty" large company stocks and 2) interest rates may very well rise further. Nevertheless, we will continue to look for individual sectors and industries that may perform better than the market as a whole.

We will be watching financial services closely. While prices in this sector are currently attractive, stocks could be hurt if interest rates rise significantly. We will await the Federal Reserve's decision.

--------------------------------------------------------------------------------

President's Letter                                                  June 9, 1997
--------------------------------------------------------------------------------

[PHOTO]

                               Staying The Course.

Dear Shareholder:

With the midpoint of 1997 upon us, I'm pleased to report that the recent news from the financial markets has been decidedly upbeat. The Dow Jones Industrial Average has gained nearly 17% through mid-June, while lower long-term interest rates have made bonds an attractive investment.

This stands in contrast to April when the Dow fell 10% from a record high on fears of higher interest rates and surging inflation. Interest rates have since fallen as the economy slowed and the Dow has reached several new highs.

The market swings we've seen this year illustrate the importance of "staying the course" to your financial goal. We realize that maintaining investment discipline when faced with market uncertainty isn't easy. Here are some thoughts that may help:

o Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

o Remember Your Time Horizon. If your investment goals are long term (several years or more), so should your time horizon. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

o We're On Your Side. Your Prudential Securities Financial Advisor or Pruco Securities Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

/s/ Brian M. Storms

Brian M. Storms
President, Prudential Mutual Funds & Annuities

--------------------------------------------------------------------------------
                                       ---
                                        2
                                       ---

Portfolio of Investments as
of April 30, 1997                    PRUDENTIAL MULTI-SECTOR FUND, INC.

---------------------------------------------------------------

Shares        Description                   Value (Note 1)

---------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
COMMON STOCKS--96.8%
---------------------------------------------------------------
Auto Sector--0.8%
  68,632      LucasVarity PLC (ADR) (United
                Kingdom) (a)                       $  2,058,960
 113,850      Miller Industries, Inc. (a)             1,351,969
                                                   ------------
                                                      3,410,929
---------------------------------------------------------------
Basic Industry Sector-->1.8%
 406,700      Agrium, Inc. (Canada)                   5,219,322
 177,200      Polymer Group, Inc. (a)                 2,259,300
                                                   ------------
                                                      7,478,622
---------------------------------------------------------------
Consumer Goods & Services Sector--4.0%
  45,000      Mattel, Inc.                            1,254,375
 268,400      RJR Nabisco Holdings Corp.              7,984,900
  99,400      Stone Container Corp. (a)               1,006,425
  32,700      The Unilever Group (a)                  6,417,375
                                                   ------------
                                                     16,663,075
---------------------------------------------------------------
Energy Sector--23.9%
 176,900      Alberta Energy Co., Ltd. (a)            3,781,237
  96,000      Anadarko Petroleum Corp.                5,268,000
 153,400(b)   BJ Services Co. (a)                     7,228,975
 299,700      Bouygues Offshore S.A. (ADR) (a)        3,746,250
  34,500      Diamond Offshore Drilling, Inc.
                (a)                                   2,220,938
 175,600      Elf Aquitaine S.A. (ADR) (France)
                (a)                                   8,538,550
 254,400(b)   Exxon Corp.                            14,405,400
 231,900      Input/Output, Inc. (a)                  3,246,600
 173,000      J. Ray McDermott, S.A. (a)              2,962,625
 200,000      McDermott International, Inc.           3,700,000
 153,600      Noble Affiliates, Inc.                  5,491,200
  87,500      Parker & Parsley Petroleum Co.          2,887,500
  55,000      Schlumberger, Ltd.                      6,091,250
 187,200      Smith International, Inc. (a)           8,868,600
  48,400      Texaco, Inc.                            5,106,200
 122,400      The Williams Companies, Inc.            5,370,300
 134,700      Weatherford Enterra, Inc. (a)           4,276,725
 235,400      YPF Sociedad Anonima (ADR)
                (Argentina)                        $  6,502,925
                                                   ------------
                                                     99,693,275
---------------------------------------------------------------
Financial Services Sector--15.6%
  89,900      Advanta Corp.                           2,000,275
  26,000      American International Group, Inc.      3,341,000
  62,500      Chase Manhattan Corp.                   5,789,063
  70,000(b)   Citicorp                                7,883,750
 151,000      Crescent Real Estate Equities,
                Inc.                                  3,963,750
 123,000      Developers Diversified Reality
                Corp.                                 4,535,625
 213,500(b)   Federal National Mortgage
                Association                           8,780,187
 130,800      Manufactured Home Communities,
                Inc.                                  2,746,800
  37,700      Meditrust Corp.                         1,376,050
  80,100      ReliaStar Financial Corp.               4,846,050
  49,200      Student Loan Marketing Association      5,817,900
 319,000      The Money Store, Inc.                   6,898,375
 126,066      Travelers Group, Inc.                   6,980,905
                                                   ------------
                                                     64,959,730
---------------------------------------------------------------
Health Care Sector--13.4%
 128,200(b)   Aetna, Inc.                            11,682,225
 226,050      Columbia/HCA Healthcare Corp.           7,911,750
  33,600      Johnson & Johnson Co.                   2,058,000
 247,000      Novartis AG (ADR) (Switzerland)        16,302,000
  75,000      Pfizer, Inc.                            7,200,000
 226,900      Pharmacia & Upjohn, Inc.                6,721,912
 177,600      Premier Research Worldwide, LTD.
                (a)                                   1,709,400
  78,000      Sierra Health Services, Inc. (a)        2,008,500
                                                   ------------
                                                     55,593,787
---------------------------------------------------------------
Leisure Sector--5.8%
 191,200      Carnival Corp. - Class A                7,050,500
 214,700      Hilton Hotels Corp.                     5,796,900

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments as
of April 30, 1997                           PRUDENTIAL MULTI-SECTOR FUND, INC.

---------------------------------------------------------------
Shares        Description                   Value (Note 1)

---------------------------------------------------------------
Leisure Sector (cont'd.)
 267,800      La Quinta Inns, Inc.                 $  5,858,125
 220,600      Patriot American Hospitality, Inc.      4,742,900
  52,900      Prime Hospitality Corp. (a)               879,462
                                                   ------------
                                                     24,327,887
---------------------------------------------------------------
Precious Metals Sector--2.5%
 244,700      UCAR International, Inc. (a)           10,277,400
---------------------------------------------------------------
Retailing Sector--9.8%
 124,900      American Stores Co.                     5,682,950
  88,000      CVS Corp.                               4,367,000
 287,000(b)   Gap, Inc.                               9,148,125
 738,000      Kmart Corp. (a)                        10,055,250
  92,100      Quality Food Centers, Inc. (a)          3,695,512
  68,300      Sears Roebuck & Co.                     3,278,400
 157,000      Toys 'R' Us, Inc. (a)                   4,474,500
                                                   ------------
                                                     40,701,737
---------------------------------------------------------------
Technology Sector--19.2%
 261,075      ADC Telecommunications, Inc. (a)        6,820,584
 322,200      BDM International, Inc. (a)             7,491,150
   3,000      C-NET Inc. (a)                             60,750
  83,500      Cisco Systems, Inc. (a)                 4,321,125
 200,000      Cognizant Corp.                         6,525,000
 101,500(b)   Computer Associates International,
                Inc.                                  5,278,000
 121,600      Comverse Technology, Inc. (a)           4,772,800
 113,300      Edify Corp. (a)                         1,232,138
 141,600      Harman International Industries,
                Inc.                                  5,416,200
  59,600      Intel Corp.                             9,126,250
 245,500      Larscom, Inc. (a)                       1,526,703
  74,000      Microsoft Corp. (a)                     8,991,000
  32,700      SGS-Thomson Microelectronics N.V.
                (a)                                   2,562,863
 301,400      Uniphase Corp. (a)                     11,980,650
 231,550      Westell Technologies, Inc. (a)          3,994,237
                                                   ------------
                                                     80,099,450
                                                   ------------
              Total common stocks
                (cost $355,594,570)                 403,205,892
                                                   ------------

Principal
Amount
(000)         Description                   Value (Note 1)
---------------------------------------------------------------
CONVERTIBLE BONDS--0.3%
---------------------------------------------------------------
Technology Sector--0.3%
  $1,579      The Learning Co., Inc.
                5.50%, 11/1/00
                (cost $1,351,464)                  $  1,132,933
                                                   ------------
              Total long-term investments
                (cost $356,946,034)                 404,338,825
                                                   ------------
SHORT-TERM INVESTMENTS--4.8%
REPURCHASE AGREEMENT
---------------------------------------------------------------
  19,879      Joint Repurchase Agreement Account
                5.42%, 5/1/97, (Note 5)
                (cost $19,879,000)                   19,879,000
                                                   ------------
              Total investments before
                short sales--101.9%
              (cost $376,825,034; Note 4)           424,217,825
                                                   ------------
 Shares
--------
COMMON STOCK SOLD SHORT(a)--(2.0%)
---------------------------------------------------------------
Restaurants Sector--(1.6%)
 175,000      Cracker Barrel Old Country Store,
                Inc.                                 (4,681,250)
 109,300      Planet Hollywood International,
                Inc.                                 (2,008,388)
                                                   ------------
                                                     (6,689,638)
---------------------------------------------------------------
Education Sector--(0.4%)
  50,000      Apollo Group, Inc.                     (1,343,750)
                                                   ------------
              Total common stocks sold short
                (proceeds $7,871,565)                (8,033,388)
                                                   ------------
Total investments, net of short sales--99.9%        416,184,437
              Other assets in excess of
                liabilities--0.1%                       307,284
                                                   ------------
              Net Assets--100%                     $416,491,721
                                                   ============

---------------
(a) Non-income producing security.
(b) Pledged as collateral on short sale.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Statement of Assets and Liabilities           PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

Assets                                                                                                April 30, 1997
Investments, at value (cost $376,825,034)........................................................       $424,217,825
Cash.............................................................................................             14,204
Receivable for investments sold..................................................................          6,609,903
Deposits with broker for securities sold short...................................................          2,825,213
Dividends and interest receivable................................................................            705,084
Receivable for Fund shares sold..................................................................            312,684
Forward currency contracts--net amount receivable from counterparties............................            247,041
Other assets.....................................................................................              8,187
                                                                                                       --------------
   Total assets..................................................................................        434,940,141
                                                                                                       --------------
Liabilities
Payable for investments purchased................................................................          8,403,228
Investments sold short, at value (proceeds $7,871,565)...........................................          8,033,388
Payable for Fund shares reacquired...............................................................            966,600
Accrued expenses.................................................................................            469,427
Management fee payable...........................................................................            210,069
Distribution fee payable.........................................................................            199,241
Forward currency contracts--net amount payable to counterparties.................................            166,467
                                                                                                       --------------
   Total liabilities.............................................................................         18,448,420
                                                                                                       --------------
Net Assets.......................................................................................       $416,491,721
                                                                                                       ==============
Net assets were comprised of:
   Common stock, at par..........................................................................       $     31,305
   Paid-in capital in excess of par..............................................................        352,165,003
                                                                                                       --------------
                                                                                                         352,196,308
   Undistributed net investment income...........................................................            773,019
   Accumulated net realized capital and currency gains...........................................         16,210,852
   Net unrealized appreciation on investments and foreign currencies.............................         47,311,542
                                                                                                       --------------
Net assets, April 30, 1997.......................................................................       $416,491,721
                                                                                                       ==============
Class A:
   Net asset value and redemption price per share
      ($203,196,502 / 15,079,268 shares of common stock issued and outstanding)..................             $13.48
   Maximum sales charge (5% of offering price)...................................................               0.71
                                                                                                       --------------
   Maximum offering price to public..............................................................             $14.19
                                                                                                       ==============

Class B:
   Net asset value, offering price and redemption price per share
      ($191,598,878 / 14,609,250 shares of common stock issued and outstanding)..................             $13.11
                                                                                                       ==============

Class C:
   Net asset value, offering price and redemption price per share
      ($4,298,251 / 327,760 shares of common stock issued and outstanding).......................             $13.11
                                                                                                       ==============

Class Z:
   Net asset value, offering price and redemption price per share
      ($17,398,090 / 1,288,814 shares of common stock issued and outstanding)....................             $13.50
                                                                                                       ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Operations

------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            April 30, 1997
                                                 --------------
Income
   Dividends (net of foreign withholding taxes
      of $37,478).............................    $   5,346,239
   Interest...................................        2,316,393
                                                 --------------
      Total income............................        7,662,632
                                                 --------------
Expenses
   Management fee.............................        2,841,669
   Distribution fee--Class A..................          528,760
   Distribution fee--Class B..................        2,192,493
   Distribution fee--Class C..................           47,081
   Transfer agent's fees and expenses.........          855,000
   Reports to shareholders....................          299,000
   Custodian's fees and expenses..............          220,000
   Registration fees..........................           90,000
   Legal fees and expenses....................           40,000
   Audit fee and expenses.....................           38,000
   Directors' fees and expenses...............           31,250
   Miscellaneous..............................           24,028
                                                 --------------
      Total expenses..........................        7,207,281
                                                 --------------
Net investment income.........................          455,351
                                                 --------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions....................       46,396,562
   Foreign currency transactions..............          870,241
   Short sale transactions....................       (4,748,882)
                                                 --------------
                                                     42,517,921
                                                 --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................      (20,382,004)
   Foreign currencies.........................          125,510
   Short sales................................         (522,893)
                                                 --------------
                                                    (20,779,387)
                                                 --------------
Net gain on investments and foreign currency
   transactions...............................       21,738,534
                                                 --------------
Net Increase in Net Assets
Resulting from Operations.....................    $  22,193,885
                                                 ==============


PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Changes in Net Assets

------------------------------------------------------------

Increase (Decrease)                      Year Ended April 30,
                                    ------------------------------
in Net Assets                            1997             1996
                                    --------------    ------------
Operations
   Net investment income..........   $     455,351    $    433,736
   Net realized gain on
      investments and foreign
      currencies..................      42,517,921      61,581,024
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     (20,779,387)     54,111,793
                                    --------------    ------------
   Net increase in net assets
      resulting from operations...      22,193,885     116,126,553
                                    --------------    ------------
Net equalization credits..........              --         443,875
                                    --------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................        (400,225)       (219,972)
      Class B.....................              --        (209,135)
      Class C.....................              --          (4,629)
      Class Z.....................         (55,126)             --
                                    --------------    ------------
                                          (455,351)       (433,736)
                                    --------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................        (566,340)         (1,134)
      Class B.....................        (620,254)         (1,078)
      Class C.....................         (12,405)            (24)
      Class Z.....................         (50,726)             --
                                    --------------    ------------
                                        (1,249,725)         (2,236)
                                    --------------    ------------
   Distributions from net capital
      gains
      Class A.....................     (23,717,108)    (18,374,785)
      Class B.....................     (25,810,921)    (26,052,498)
      Class C.....................        (537,914)       (586,778)
      Class Z.....................      (2,170,377)             --
                                    --------------    ------------
                                       (52,236,320)    (45,014,061)
                                    --------------    ------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from Fund shares
      subscribed..................     116,532,381     299,516,817
   Net asset value of Fund shares
      issued in reinvestment of
      dividends and
      distributions...............      50,651,007      42,592,536
   Cost of shares reacquired......    (196,343,364)   (200,926,665)
                                    --------------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................     (29,159,976)    141,182,688
                                    --------------    ------------
Total increase (decrease).........     (60,907,487)    212,303,083
Net Assets
Beginning of year.................     477,399,208     265,096,125
                                    --------------    ------------
End of year.......................   $ 416,491,721    $477,399,208
                                    ==============    ============


--------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
Prudential Multi-Sector Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, including options and securities sold short, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Stock options traded on national securities exchanges are valued at the closing prices on such exchanges. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions of $870,241 represents net foreign exchange gains from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

--------------------------------------------------------------------------------

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.
Equalization: Effective May 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $466,054 of undistributed net investment income at October 31, 1996, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended April 30, 1997, the Fund reclassified $642,873 of foreign currency gains which were recognized for tax purposes in the current and prior fiscal years by increasing undistributed net investment income and decreasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy

--------------------------------------------------------------------------------

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ended April 30, 1997, the manager agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million of average daily net assets and .50 of 1% of the Fund's average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended April 30, 1997.

PSI has advised the Fund that they have received approximately $80,500 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended April 30 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the fiscal year ended April 30, 1997, it received approximately $470,300 and $3,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended April 30, 1997, the Fund incurred fees of approximately $832,900 for the services of PMFS. As of April 30, 1997, approximately $71,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the fiscal year ended April 30, 1997, PSI earned approximately $87,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended April 30, 1997 were $413,306,164 and $486,324,247, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1997 was $376,836,551 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $47,381,274 (gross unrealized appreciation--$68,478,387, gross unrealized depreciation--$21,097,113).

At April 30, 1997, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:


                           Value at
   Foreign Currency    Settlement Date    Current
  Purchase Contracts       Payable         Value     Depreciation

---------------------- ----------------  ----------  ------------
Japanese Yen,
  expiring 5/6/97         $4,100,377     $3,933,910   $ (166,467)
                          ==========     ==========   ===========


                          Value at
  Foreign Currency    Settlement Date    Current
   Sale Contracts        Receivable       Value     Appreciation

--------------------- ----------------  ----------  -------------
Japanese Yen,
  expiring 5/6/97        $4,180,951     $3,933,910    $ 247,041
                          ==========     ==========   ===========


--------------------------------------------------------------------------------

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1997, the Fund had a 2.45% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $19,879,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

CS Boston Corp., 5.50% dated 4/30/97, in the principal amount of $208,000,000, repurchase price $208,031,778, due 5/1/97. The value of the collateral including accrued interest is $214,501,123.

J.P. Morgan Securities, 5.42% dated 4/30/97 in the principal amount of $208,000,000, repurchase price $208,031,316, due 5/1/97. The value of the collateral including accrued interest is $212,160,231.

SBC Warburg, 5.30% dated 4/30/97 in the principal amount of $144,000,000, repurchase price $144,021,200, due 5/1/97. The value of the collateral including accrued interest is $146,969,072.

Smith Barney, Inc., 5.25% and 5.44%, both dated 4/30/97 in the principal amount of $43,121,000 and $208,000,000 respectively, repurchase price $43,127,288 and $208,031,431 respectively, both due 5/1/97. The value of the combined collateral including accrued interest is $256,144,337.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into four classes, designated Class A, B, C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
-------                         ----------------   -------------

Year ended April 30, 1997:
Shares sold...................      6,197,250      $  86,386,710
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,685,407         23,239,649
Shares reacquired.............     (8,634,608)      (120,199,576)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................       (751,951)       (10,573,217)
Shares issued upon conversion
  from Class B................      1,116,749         15,549,557
                                ----------------   -------------
Net increase in shares
  outstanding.................        364,798      $   4,976,340
                                ================   =============

Year ended April 30, 1996:
Shares sold...................      6,462,195      $  62,191,760
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............     10,275,056        140,334,823
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,318,660         17,532,326
Shares reacquired.............     (9,677,912)      (133,825,643)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      8,377,999         86,233,266
Shares issued upon conversion
  from Class B................        683,336          9,391,724
                                ----------------   -------------
Net increase in shares
  outstanding.................      9,061,335      $  95,624,990
                                ================   =============

Class B
-------

Year ended April 30, 1997:
Shares sold...................      1,236,387      $  16,762,196
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,823,196         24,608,185
Shares reacquired.............     (4,273,687)       (57,627,667)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,214,104)       (16,257,286)
Shares reacquired upon
  conversion
  from Class A................     (1,142,516)       (15,549,557)
                                ----------------   -------------
Net decrease in shares
  outstanding.................     (2,356,620)     $ (31,806,843)
                                ================   =============

Year ended April 30, 1996:
Shares sold...................      3,389,483      $  30,825,970
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............      3,011,418         40,656,859
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,853,593         24,491,053
Shares reacquired.............     (4,546,535)       (62,190,799)
                                ----------------   -------------
Net increase in shares
  outstanding before
  conversion..................      3,707,959         33,783,083
Shares reacquired upon
  conversion
  from Class A................       (693,976)        (9,391,724)
                                ----------------   -------------
Net increase in shares
  outstanding.................      3,013,983      $  24,391,359
                                ================   =============


--------------------------------------------------------------------------------

Notes to Financial Statements                 PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

Class C                              Shares           Amount
-------                         ----------------   -------------

Year ended April 30, 1997:
Shares sold...................         63,373      $     852,741
Shares issued in reinvestment
  of
  dividends and
  distributions...............         39,044            526,955
Shares reacquired.............       (137,317)        (1,878,420)
                                ----------------   -------------
Net decrease in shares
  outstanding.................        (34,900)     $    (498,724)
                                ================   =============

Year ended April 30, 1996:
Shares sold...................        196,902      $   2,694,195
Shares issued in connection
  with
  acquisition of Prudential
  Strategist Fund.............          5,166             69,751
Shares issued in reinvestment
  of
  dividends and
  distributions...............         43,092            569,157
Shares reacquired.............       (152,356)        (2,060,271)
                                ----------------   -------------
Net increase in shares
  outstanding.................         92,804      $   1,272,832
                                ================   =============


Class Z
-------

Year ended April 30, 1997:
Shares sold...................        897,823      $  12,530,734
Shares issued in reinvestment
  of
  distributions...............        165,237          2,276,218
Shares reacquired.............     (1,204,635)       (16,637,701)
                                ----------------   -------------
Net decrease in shares
  outstanding.................       (141,575)     $  (1,830,749)
                                ================   =============

March 1, 1996* through
  April 30, 1996:
Shares sold...................      1,634,755      $  22,743,459
Shares reacquired.............       (204,366)        (2,849,952)
                                ----------------   -------------
Net increase in shares
  outstanding.................      1,430,389      $  19,893,507
                                ================   =============

---------------
  * Commencement of offering of Class Z shares.

------------------------------------------------------------
Note 7. Distributions

On June 24, 1997 the Board of Directors of the Fund declared a distribution from net capital and currency gains to Class A, B, C and Z shareholders of $0.565 per share, payable on June 27, 1997 to shareholders of record on June 24, 1997.


--------------------------------------------------------------------------------

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

                                                                           Class A
                                                  ---------------------------------------------------------
                                                                    Years Ended April 30,
                                                  ---------------------------------------------------------
                                                    1997         1996       1995(a)      1994        1993
                                                  --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.40     $  13.45     $ 13.21     $ 13.19     $ 12.51
                                                  --------     --------     -------     -------     -------
Income from investment operations:
Net investment income.........................         .06          .09         .09         .18         .30
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .70         2.52        1.44        1.64        1.47
                                                  --------     --------     -------     -------     -------
   Total from investment operations...........         .76         2.61        1.53        1.82        1.77
                                                  --------     --------     -------     -------     -------
Less distributions:
Dividends from net investment income..........        (.03)        (.04)         --        (.21)       (.30)
Distributions in excess of net investment
   income.....................................        (.04)          --          --          --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)      (1.29)      (1.59)       (.79)
                                                  --------     --------     -------     -------     -------
   Total distributions........................       (1.68)       (1.66)      (1.29)      (1.80)      (1.09)
                                                  --------     --------     -------     -------     -------
Net asset value, end of year..................    $  13.48     $  14.40     $ 13.45     $ 13.21     $ 13.19
                                                  ========     ========     =======     =======     =======
TOTAL RETURN(b):..............................        5.24%       20.69%      12.15%      14.16%      15.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $203,197     $211,920     $76,035     $53,237     $43,390
Average net assets (000)......................    $211,504     $201,315     $59,316     $49,840     $46,890
Ratios to average net assets:
   Expenses, including distribution fees......        1.23%        1.23%       1.44%       1.30%       1.28%
   Expenses, excluding distribution fees......         .98%         .98%       1.19%       1.08%       1.08%
   Net investment income......................         .48%         .47%        .68%       1.15%       2.44%
For Class A, B, C and Z shares:
Portfolio turnover............................          99%         136%        122%        110%        209%
Average commission rate paid per share........    $  .0572     $  .0537         N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

                                                                            Class B
                                                  -----------------------------------------------------------
                                                                     Years Ended April 30,
                                                  -----------------------------------------------------------
                                                    1997         1996       1995(a)        1994        1993
                                                  --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  14.13     $  13.29     $  13.16     $  13.15     $ 12.47
                                                  --------     --------     --------     --------     -------
Income from investment operations:
Net investment income (loss)..................        (.05)         .02         (.01)         .07         .19
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................         .68         2.45         1.43         1.63        1.47
                                                  --------     --------     --------     --------     -------
   Total from investment operations...........         .63         2.47         1.42         1.70        1.66
                                                  --------     --------     --------     --------     -------
Less distributions:
Dividends from net investment income..........          --         (.01)          --         (.10)       (.19)
Distributions in excess of net investment
   income.....................................        (.04)          --           --           --          --
Distributions from net capital and currency
   gains......................................       (1.61)       (1.62)       (1.29)       (1.59)       (.79)
                                                  --------     --------     --------     --------     -------
   Total distributions........................       (1.65)       (1.63)       (1.29)       (1.69)       (.98)
                                                  --------     --------     --------     --------     -------
Net asset value, end of year..................    $  13.11     $  14.13     $  13.29     $  13.16     $ 13.15
                                                  ========     ========     =======     =======     =======

TOTAL RETURN(b):..............................        4.43%       19.84%       11.31%       13.22%      14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $191,599     $239,739     $185,474     $128,098     $92,921
Average net assets (000)......................    $219,249     $236,580     $153,209     $108,981     $99,072
Ratios to average net assets:
   Expenses, including distribution fees......        1.98%        1.98%        2.19%        2.08%       2.08%
   Expenses, excluding distribution fees......         .98%         .98%        1.19%        1.08%       1.08%
   Net investment income (loss)...............        (.28)%       (.22)%      (.07)%         .35%       1.64%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                          PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

                                                              Class C                          Class Z
                                                  -------------------------------     --------------------------
                                                                        August 1,                      March 1,
                                                  Years Ended April      1994(d)                       1996(e)
                                                         30,             Through      Year Ended       Through
                                                  -----------------     April 30,      April 30,      April 30,
                                                   1997       1996       1995(a)         1997            1996
                                                  ------     ------     ---------     -----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $14.13     $13.29      $ 13.74        $ 14.41        $  13.91
                                                  ------     ------     ---------     -----------     ----------
Income from investment operations:
Net investment income (loss)..................      (.04)       .03           --            .11             .01
Net realized and unrealized gain on
   investments and foreign currency
   transactions...............................       .67       2.44          .84            .67             .49
                                                  ------     ------     ---------     -----------     ----------
   Total from investment operations...........       .63       2.47          .84            .78             .50
                                                  ------     ------     ---------     -----------     ----------
Less distributions:
Dividends from net investment income..........        --       (.01)          --           (.04)             --
Distributions in excess of net investment
   income.....................................      (.04)        --           --           (.04)             --
Distributions from net capital and currency
   gains......................................     (1.61)     (1.62)       (1.29)         (1.61)             --
                                                  ------     ------     ---------     -----------     ----------
   Total distributions........................     (1.65)     (1.63)       (1.29)         (1.69)             --
                                                  ------     ------     ---------     -----------     ----------
Net asset value, end of year..................    $13.11     $14.13      $ 13.29        $ 13.50        $  14.41
                                                  ======     ======     =========     ===========     ==========
TOTAL RETURN(b):..............................      4.43%     19.84%        6.62%          5.48%           3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $4,298     $5,125      $ 3,587        $17,398        $ 20,616
Average net assets (000)......................    $4,708     $5,056      $ 1,653        $19,206        $ 20,298
Ratios to average net assets:
   Expenses, including distribution fees......      1.98%      1.98%        2.37%(c)        .98%            .98%(c)
   Expenses, excluding distribution fees......       .98%       .98%        1.37%(c)        .98%            .98%(c)
   Net investment income (loss)...............      (.27)%     (.21)%        .03%(c)        .74%            .54%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants             PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Prudential Multi-Sector Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Multi-Sector Fund, Inc. (the 'Fund') at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended April 30, 1996 and financial highlights for each of the four years in the period ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 24, 1997

Tax Information (Unaudited)                   PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (April 30, 1997) as to the federal income tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended April 30, 1997, the Fund paid distributions for Class A shares totaling $1.673 per share, comprised of $0.463 per share ordinary income, short-term capital gains and currency gains which are taxable as ordinary income and $1.210 per share long-term capital gains which is taxable as such. The Fund paid distributions for Class B and C shares totaling $1.645 per share, comprised of $0.435 per share short-term capital gains and currency gains which are taxable as ordinary income and $1.21 per share long-term capital gains which is taxable as such. The Fund paid distributions for Class Z shares totaling $1.685 per share, comprised of $0.475 per share ordinary income, short-term capital gains and currency gains which are taxable as ordinary income and $1.21 per share long-term capital gains which is taxable as such. Further, we wish to advise you that 17.67% of the ordinary income dividends paid in the fiscal year ended April 30, 1997 qualified for the corporate dividends received deduction available to corporate taxpayers.

In January 1998, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 1997. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 1997 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 1997.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 4.40% of the dividends paid by the Fund qualify for each of these states' tax exclusion.

--------------------------------------------------------------------------------

Change of Accountants                         PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent accountants. For the years ended April 30, 1991 through April 30, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

--------------------------------------------------------------------------------

Supplemental Proxy Information                PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of the Prudential Multi-Sector Fund, Inc. was held on October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect the following twelve Directors: Edward D. Beach, Delayne Dedrick Gold, Robert F. Gunia, Donald D. Lennox, Douglas H. McCorkindale, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III, Clay T. Whitehead.

(2c) To amend the Fund's investment restrictions to allow loans of portfolio securities up to 30% of the Fund's total assets.

(3) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending April 30, 1998.

   The results of the proxy solicitation on the above matters were as follows:

              Directors/Auditor             Votes for          Votes against         Votes withheld/Abstentions
           ------------------------        ------------        --------------        ---------------------------
(1)        Edward D. Beach                  16,461,433               --                        617,014
           Delayne Dedrick Gold             16,494,098               --                        584,349
           Robert F. Gunia                  16,507,958               --                        570,489
           Donald D. Lennox                 16,474,830               --                        603,617
           Douglas H. McCorkindale          16,484,838               --                        593,609
           Mendel A. Melzer                 16,479,820               --                        598,627
           Thomas T. Mooney                 16,498,123               --                        580,324
           Stephen P. Munn                  16,503,462               --                        574,985
           Richard A. Redeker               16,503,345               --                        575,102
           Robin B. Smith                   16,493,592               --                        584,855
           Louis A. Weil, III               16,501,037               --                        577,410
           Clay T. Whitehead                16,489,715               --                        588,732
(2c)       Investment restrictions          11,518,101            826,828                      800,376
(3)        Deloitte & Touche LLP            16,171,506            255,437                      651,504

--------------------------------------------------------------------------------

================================================================================
Getting The Most From Your Prudential Mutual Fund.

--------------------------------------------------------------------------------

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets

This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.


Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report

Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information

This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

================================================================================
Getting The Most From Your Prudential Mutual Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Change Your Mind.

You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

--------------------------------------------------------------------------------
Reinvest Dividends Free Of Charge.

Reinvest your dividends and/or capital gains distributions automatically -- without charge.

--------------------------------------------------------------------------------
Invest For Retirement.

There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

--------------------------------------------------------------------------------
Change Your Job.

You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

--------------------------------------------------------------------------------
Invest In Your Children.

There's no fee to open a custodial account for a child's education or other needs.

--------------------------------------------------------------------------------
Take Income.

Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

--------------------------------------------------------------------------------
Keep Informed.

We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.


This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Comparing A $10,000 Investment.
-----------------------------------
Prudential Multi-Sector Fund, Inc.
vs. the S&P 500 Index.

Past performance is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The box on top of the graphs (where applicable) are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Multi-Sector Fund (Class A, Class B, Class C and Class Z) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (April
30), as measured on a quarterly basis, beginning in 1990 for Class A and B shares; in 1994 for Class C shares and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on April 30, 1997; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares do not have a sales charge or a distribution fee. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance. Investors cannot directly invest in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class A
=======
                             ---------------------
                             Best Year: 1991 27.6%
                             Worst Year: 1992 2.1%
                             ---------------------
                                           6/29/90          4/30/97
                                           -------          -------
Prudential Multi-Sector Fund, Inc.         $10,000          $20,565
S&P 500 Index.                             $10,000          $26,877

                              Average Annual Total
                                Returns - Class A
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              12.2% for 5 Years
                               0.0% for 1 Year
                              Without Sales Load
                              12.0% Since Inception
                              13.4% for 5 Years
                               5.2% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class B
=======
                             ----------------------
                             Best Year:  1991 26.7%
                             Worst Year: 1992  1.2%
                             ----------------------
                                           6/29/90          4/30/97
                                           -------          -------
Prudential Multi-Sector Fund, Inc.         $10,000          $20,530
S&P 500 Index.                             $10,000          $26,877



                              Average Annual Total
                                Returns - Class B
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              12.4% for 5 Years
                              (0.6)% for 1 Year
                              Without Sales Load
                              11.1% Since Inception
                              12.5% for 5 Years
                               4.4% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class C
=======
                                           8/1/94           4/30/97
                                           ------           -------
Prudential Multi-Sector Fund, Inc.         $10,000          $13,342
S&P 500 Index.                             $10,000          $17,946

                              Average Annual Total
                                Returns - Class C
                            -------------------------
                              With Sales Load
                              11.1% Since Inception
                              3.4% for 1 Year
                              Without Sales Load
                              11.1% Since Inception
                              4.4% for 1 Year

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

=======
Class Z
=======
                                           3/1/96           4/30/97
                                           ------           -------
Prudential Multi-Sector Fund, Inc.         $10,000          $10,927
S&P 500 Index.                             $10,000          $12,697

                              Average Annual Total
                                Returns - Class Z
                            -------------------------
                              Without Sales Load
                              7.9% Since Inception
                              5.5% for 1 Year

==================
[LOGO]Prudential                                                   ------------
      Investments                                                    BULK RATE
==================                                                  U.S. POSTAGE
Prudential Mutual Funds                                                PAID
Gateway Center Three                                                Permit 6807
100 Mulberry Street                                                New York, NY
Newark, NJ 07102-4077                                              ------------
(800) 225-1852


74435J108                      Prudential
74435J207   MF142E2            Multi-Sector
74435J306   Cat#4441347        Fund, Inc.
74435J405


                                        ========================================


                                        ========================================


                                        [PHOTO]

                                        ========================================








                                        SEMI
                                        ANNUAL
                                        REPORT

                                        Oct. 31, 1997

                                        ========================================

                                 [LOGO] Prudential
                                        Investments

Prudential Multi-Sector Fund, Inc.

Performance At A Glance.

The Prudential Multi-Sector Fund beat the volatile overall market (as represented by the Standard & Poor's 500 Index) by five percentage points for the six months ending October 31. Our energy holdings did particularly well and low-performing industrial stocks were a smaller part of our portfolio than of the index. Nonetheless, we trailed the average capital appreciation fund, as measured by Lipper Analytical Services, because our health care stocks lost ground and we didn't participate in the exceptionally high returns of money center banks and stock brokerages.


================================================================================
                                Cumulative Total
                                   Returns(1)
                                 As of 10/31/97
================================================================================
                                         Six       One       Five       Since
                                        Months     Year      Years   Inception(2)
--------------------------------------------------------------------------------
Class A                                 20.28%     20.86%    122.34%   160.38%
-------------------------------------------------------------------------------
Class B                                 19.83      19.97     114.04    146.02
-------------------------------------------------------------------------------
Class C                                 19.83      19.97        N/A     59.88
-------------------------------------------------------------------------------
Class Z                                 20.39      21.06        N/A     31.55
-------------------------------------------------------------------------------
Lipper Capital
Appreciation Fund Avg(3)                22.30      22.74     119.38       ***
-------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns(1)
                                  As of 9/30/97
================================================================================
                                        One              Five           Since
                                        Year             Years       Inception(2)
--------------------------------------------------------------------------------
Class A                                 22.49%           17.44%         14.10%
--------------------------------------------------------------------------------
Class B                                 22.98            17.64          14.02
--------------------------------------------------------------------------------
Class C                                 26.98              N/A          17.89
--------------------------------------------------------------------------------
Class Z                                 29.14              N/A          22.77
--------------------------------------------------------------------------------

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost.

(1) Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. Class Z shares do not carry a sales charge or a distribution fee.

(2) Inception dates: Class A and Class B, 5/24/90; Class C, 8/1/94; Class Z, 3/1/96.

(3) These are average returns for the 240 funds in Lipper Analytical Services' Capital Appreciation category for the past six months, 203 for the past year, and 77 for the past five years.

*** Lipper Since Inception returns are: Class A, and Class B, 172.81%; Class C, 83.83%; and Class Z, 30.78% for all funds in each share class.



[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]


================================================================================
                            How Investments Compared.
                                (As of 10/31/97)
================================================================================


                                     12-Month             20-Year Average Annual
                                   Total Returns              Total Returns
                                   -------------          ----------------------
U.S. Growth Funds

General Bond Funds                                                 <plot-points-to-come>

General Muni Debt Funds

Money Market Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

================================================================================

================================================================================
Greg Goldberg, Fund Manager

                                                       [PHOTO]
Portfolio
Managers' Report                                  /s/ Greg Goldberg

The Fund seeks long-term capital growth by investing primarily in the stocks of domestic and foreign companies in specific economic sectors. We invest with a growth style, looking for stocks with above-average revenue and earnings growth. We focus our stock selection on certain themes -- established long-term trends -- that may identify companies in different global markets or of any size. The Fund may be affected to a greater extent by a single economic, political, or regulatory development than a mutual fund that is not as concentrated. There can be no assurance that the Fund will achieve its investment objective.


--------------------------------------------------------------------------------
Evolving Strategy

Our strategy has evolved. We are still aggressively concentrated in the stocks we think have the most growth potential. At least a third of our assets will be in our top 10 stocks. But now we focus on long-term themes that guide our selections.

However, because they are not cyclical, we can hold our strong growth stocks longer.

--------------------------------------------------------------------------------

Strategy Session.
--------------------------------------------------------------------------------

We concentrate our portfolio in order to get the full benefit of our best stock selections. Our 10 best stocks comprised 37% of the portfolio on October 31 and our top 20 normally will comprise about two thirds. Our stock selection is guided by themes -- trends that we believe will particularly favor some industries or companies. We are currently following three investment themes:

The aging of America -- as the average age of the population increases, we expect certain industries and firms to benefit, such as the health care and leisure industries. Toys R Us is among our top 20 holdings because grandparents tend to spend heavily on grandchildren.

Productivity means technology -- we increased our technology holdings to 32% of total net assets as of October 31. We are avoiding companies focused on the competitive home personal computer market, favoring instead software and networking companies. Cisco Systems and 3Com are among our top five holdings.

Global economic expansion -- The global economy is growing rapidly, creating a strong and widely based demand for energy. Recently we focused on oil service companies, which are necessary to keep energy flowing. Schlumberger -- a large supplier of oil servicing -- is our fourth largest holding.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================
                             Portfolio Composition.
                        Sectors expressed as a percentage
                          of net assets as of 10/31/97.
================================================================================
Finance                                                                       8%

Cash                                                                          4%

Technology                                                                   32%

Industrial                                                                    9%

Consumer Growth                                                              24%

Consumer Cyclical                                                             8%

Energy                                                                       15%
================================================================================

What Went Well.
--------------------------------------------------------------------------------

Some Winners.

Some of our investments had exceptional six-month returns in our reporting period. For example, Crescent Real Estate and Patriot American Hospitality -- two REITs (real estate investment trusts) each gained more than 50%. The former owns office buildings, the latter owns hotels. We took profits, reducing our positions substantially.

The U.S. economic expansion provided strong returns for our investments in financial services, particularly a pair of consumer credit companies: Imperial Credit and The Money Store. These companies rose 53% and 32%, respectively.

Our technology holdings also had a good year. We took some profits on Uniphase, a photonics company, but it is still among our 10 largest holdings. Photonics is the technology for using light waves instead of electricity to carry data, as in fiber optic cable and lasers. Uniphase rose 69%.

Our focus on oil service companies also helped our return. Schlumberger and Smith International each rose almost 60%. We took some profits on Schlumberger, but prices are volatile in this sector; we may buy more if the price declines again. J. Ray McDermott gained more than 140%, while McDermott International, Input/Output and one of our foreign holdings, Bouyges Offshore, almost doubled.

And Not So Well.
--------------------------------------------------------------------------------

Some Rough Spots.

Two of our larger holdings, the hospital management firms Aetna and Columbia HCA, turned in negative returns for the period. This industry is still young and is struggling more than we anticipated to bring large-scale financial management to medical care. In medical devices, we sold Boston Scientific at a loss because the fall period for introducing new products revealed unforeseen problems.

Our purchase of 3Com is not going smoothly, largely because of its acquisition of U.S. Robotics. 3Com is a networking company. This year it bought the premier manufacturer of modem cards, which are the predominant home connection to the internet. 3Com found its distribution channels, both domestically and overseas, fully stocked. With high inventories, sales and earnings dropped and the stock price followed. However, we expect the surplus inventory to be cleared out soon and the company's basic strength to be reflected in its stock price.

--------------------------------------------------------------------------------
Five Largest
Holdings.

5.6%     Cisco Systems
         Computer Networking

5.2%     Novartis AG (ADR)
         Pharmaceuticals

4.4%     3Com Corp.
         Computer Networking

4.1%     Schlumberger
         Oil Services

3.2%     Nordstrom
         Retail

Expressed as a percentage of net assets as of 10/31/97.

--------------------------------------------------------------------------------


Looking Ahead.
--------------------------------------------------------------------------------

Our investment themes are long range. Productivity means technology leads us to photonics, a technology still in its early stages. We expect this technology to grow.

The accelerating sales of personal computers costing less than $1,000 will expand the market, but will squeeze margins for both computer and component manufacturers. We are focusing on software and networking companies, which we think will be the long-term winners from greater computer use.


--------------------------------------------------------------------------------

President's Letter                                             December 18, 1997
--------------------------------------------------------------------------------

[PHOTO]

                            It Was Another Good Year.



Dear Shareholder:

By many measures 1997 was another good year for investors. The economy continued its sixth straight year of moderate growth. Inflation remained subdued and unemployment fell to record lows. Thanks to this favorable environment, the stock market posted its third year of double-digit returns while bond values rose as yields declined to five-year lows.

There were periods of uncertainty, of course. The financial markets declined significantly three times during the year. Yet following each episode the markets rebounded as investors took advantage of buying opportunities. That is very important because it shows that investors today are not easily swayed by temporary setbacks -- they choose to stay the course and are investing for the long term.

As we begin a new year, here are a few thoughts to help guide your investment decisions:

o Keep your investment expectations realistic. Seasoned investors know that financial markets rise and fall -- as will the value of their holdings. Over time, however, stocks have been shown to produce very attractive returns. In fact, the S&P 500 rose more than 280% from the time of the last major market decline (October 31, 1987) through December 31, 1996, according to Lipper Analytical Services.

o Don't make rash decisions. If you have an investment plan, stick to it. (If you don't have one, see your Prudential Financial Professional.) While past performance is not indicative of future results, many investors have profited by the long-term growth prospects of stocks and income producing potential of bonds.

o Review your portfolio. Sit down with your Prudential Securities Financial Advisor or Pruco Securities Registered Representative today. Your Prudential professional can advise you on financial strategies and explain important new developments, such as the federal Taxpayer Relief Act of 1997, which may change the way you save for college, a retirement nest egg or other long-term financial goal.

Thank you for your continued confidence in Prudential Mutual Funds & Annuities. In 1998, we'll do everything we can to keep you informed and earn your trust.

Sincerely,


/s/ Brian M. Storms

Brian M. Storms

President, Prudential Mutual Funds & Annuities


----------------------------------------------------------------------------

Portfolio of Investments as of October 31, 1997
(Unaudited)
PRUDENTIAL MULTI-SECTOR FUND, INC.

---------------------------------------------------------------
Shares        Description                   Value (Note 1)

---------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
COMMON STOCKS--96.9%
---------------------------------------------------------------
Agriculture Sector--2.1%
 214,200      Archer-Daniels Midland Co.           $  4,765,950
  55,400      Potash Corp. of Saskatchewan, Inc.      4,539,337
                                                   ------------
                                                      9,305,287
---------------------------------------------------------------
Auto Sector--0.7%
  44,900      General Motors Corp.                    2,882,019
---------------------------------------------------------------
Basic Industry Sector--3.6%
 279,800      Agrium, Inc. (Canada)                   3,132,201
 200,000      Corrections Corporation of America
                (a)                                   6,100,000
 175,000      USA Waste Services, Inc. (a)            6,475,000
                                                   ------------
                                                     15,707,201
---------------------------------------------------------------
Consumer Goods & Services Sector--1.4%
 137,700      Corning, Inc.                           6,213,713
---------------------------------------------------------------
Energy Sector--14.9%
 340,650      Bouygues Offshore S.A. (ADR)            8,260,762
  36,100      Coflexip                                1,985,500
 136,600      Input/Output, Inc. (a)                  3,662,588
 176,450      J. Ray McDermott, S.A. (a)              7,300,619
 303,550(b)   McDermott International, Inc.          11,022,659
 165,850      Pioneer Natural Resources Co.           6,644,366
 203,900(b)   Schlumberger Ltd.                      17,841,250
 117,450      Smith International, Inc. (a)           8,955,562
                                                   ------------
                                                     65,673,306
---------------------------------------------------------------
Financial Services Sector--8.2%
 331,300      Banco Rio De La Plata SA (ADR)
                (Argentina) (a)                       3,478,650
 197,000(b)   Federal National Mortgage
                Association                           9,542,187
 317,900(b)   Imperial Credit Industries, Inc.
                (a)                                   7,987,238
       1      Patriot American Hospitality Inc.              22
 163,400      ReliaStar Financial Corp.               6,107,075
 309,200(b)   The Money Store, Inc.                $  8,773,550
       1      Travelers Group, Inc.                          70
                                                   ------------
                                                     35,888,792
---------------------------------------------------------------
Health Care Sector--14.1%
 147,200(b)   Aetna Inc.                             10,460,400
 337,450(b)   Columbia/HCA Healthcare Corp.           9,532,962
  37,200      Johnson & Johnson Co.                   2,134,350
  96,200(b)   Manor Care, Inc.                        3,300,863
 290,700      Novartis AG (ADR) (Switzerland)        22,747,275
 177,600      Premier Research Worldwide, LTD.
                (a)                                   1,998,000
 132,600      Sierra Health Services, Inc. (a)        4,897,912
 285,600      Trigon Healthcare, Inc. (a)             6,979,350
                                                   ------------
                                                     62,051,112
---------------------------------------------------------------
Leisure Sector--4.9%
 146,900      Carnival Corp.-Class A                  7,124,650
 138,600      Hilton Hotels Corp.                     4,270,612
 558,600(b)   La Quinta Inns, Inc.                    9,984,975
                                                   ------------
                                                     21,380,237
---------------------------------------------------------------
Medical Technology--0.5%
  75,200      Spine-Tech Inc (a)                      2,340,600
---------------------------------------------------------------
Precious Metals Sector--2.9%
 338,700      UCAR International, Inc. (a)           12,701,250
---------------------------------------------------------------
Retailing Sector--9.5%
 228,000(b)   Nordstrom, Inc.                        13,965,000
  35,000      Proffitt's, Inc. (a)                    1,004,063
 155,000      Sears Roebuck & Co.                     6,490,625
 494,200(b)   The Limited, Inc.                      11,644,587
 255,500      Toys 'R' Us, Inc. (a)                   8,702,969
                                                   ------------
                                                     41,807,244


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1997
(Unaudited)
PRUDENTIAL MULTI-SECTOR FUND, INC.

---------------------------------------------------------------

Shares        Description                   Value (Note 1)
---------------------------------------------------------------
Technology Sector--32.9%
 464,100      3Com Corp. (a)                       $ 19,231,144
 317,275(b)   ADC Telecommunications, Inc. (a)       10,509,734
 440,000(b)   Bay Networks, Inc. (a)                 13,915,000
 352,600(b)   BDM International, Inc. (a)             7,801,275
  76,950      Boston Scientific Corp. (a)             3,501,225
 298,700      Cisco Systems, Inc. (a)                24,502,734
 204,000      Cognizant Corp.                         7,994,250
 159,000      Comverse Technology, Inc. (a)           6,558,750
 117,500      Documentum Inc. (a)                     3,510,313
 498,000      Glenayre Technologies, Inc. (a)         6,474,000
  70,000      Harmonic Lightwaves Inc.                  875,000
 319,600      Larscom, Inc. (a)                       3,196,000
  65,000      Network Associates, Inc. (a)            3,233,750
 306,000      Premisys Communications Inc. (a)        8,338,500
 350,000      Rational Software Corp. (a)             3,193,750
  61,200      Tellabs, Inc. (a)                       3,304,800
 191,600      Uniphase Corp. (a)                     12,861,150
 322,350      Westell Technologies, Inc. (a)          5,681,419
                                                   ------------
                                                    144,682,794
---------------------------------------------------------------
Transportation Sector--1.2%
 425,000      OMI Corp. (a)                           5,073,438
              Total long-term investments
                (cost $379,384,090)                 425,706,993
                                                   ------------
Principal
Amount
(000)
--------
SHORT-TERM INVESTMENTS--5.2%
REPURCHASE AGREEMENT
---------------------------------------------------------------
 $23,027      Joint Repurchase Agreement Account
                5.70%, 11/3/97, (Note 5)
                (cost $23,027,000)                   23,027,000
                                                   ------------
              Total investments before
                short sales--102.1%
              (cost $402,411,090; Note 4)           448,733,993
                                                   ------------
COMMON STOCK SOLD SHORT(a)--(1.3%)
---------------------------------------------------------------
Retailing Sector--(0.4%)
  50,000      General Nutrition Co.                $ (1,575,000)
---------------------------------------------------------------
Technology Sector--(0.5%)
  20,500      Aware, Inc.                              (248,562)
  58,400      Hutchinson Technology, Inc.            (1,540,300)
  14,000      Innovex, Inc.                            (361,375)
                                                   ------------
                                                     (2,150,237)
---------------------------------------------------------------
Restaurants Sector--(0.4%)
  68,000      Cracker Barrel Old Country Store,
                Inc.                                 (2,006,000)
                                                   ------------
              Total common stocks sold short
                (proceeds $5,277,681)                (5,731,237)
                                                   ------------
Total investments, net of short sales--100.8%       443,002,756
              Other liabilities in excess of
                other assets--(0.8%)                 (3,628,761)
                                                   ------------
              Net Assets--100%                     $439,373,995
                                                   ============


---------------
(a) Non-income producing security.
(b) Pledged as collateral on short sale.
ADR--American Depository Receipt.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities
(Unaudited)                                  PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1997
Investments, at value (cost $402,411,090).................................................................        $448,733,993
Cash......................................................................................................               8,631
Receivable for investments sold...........................................................................           4,059,822
Deposits with broker for securities sold short............................................................           1,638,816
Dividends and interest receivable.........................................................................             483,270
Receivable for Fund shares sold...........................................................................             145,158
Other assets..............................................................................................              10,494
                                                                                                                ----------------
   Total assets...........................................................................................         455,080,184
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           8,322,159
Investments sold short, at value (proceeds $5,277,681)....................................................           5,731,238
Payable for Fund shares reacquired........................................................................             769,104
Accrued expenses..........................................................................................             431,866
Management fee payable....................................................................................             248,078
Distribution fee payable..................................................................................             203,744
                                                                                                                ----------------
   Total liabilities......................................................................................          15,706,189
                                                                                                                ----------------
Net Assets................................................................................................        $439,373,995
                                                                                                                ================
Net assets were comprised of:
   Common stock, at par...................................................................................        $     28,485
   Paid-in capital in excess of par.......................................................................         310,076,775
                                                                                                                ----------------
                                                                                                                   310,105,260
   Distributions in excess of net investment income.......................................................          (1,011,047)
   Accumulated net realized capital and currency gains....................................................          84,410,496
   Net unrealized appreciation on investments and foreign currencies......................................          45,869,286
                                                                                                                ----------------
Net assets, October 31, 1997..............................................................................        $439,373,995
                                                                                                                ================
Class A:
   Net asset value and redemption price per share
      ($263,609,121 / 16,892,734 shares of common stock issued and outstanding)...........................               $15.60
   Maximum sales charge (5% of offering price)............................................................                 .82
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $16.42
                                                                                                                ================
Class B:
   Net asset value, offering price and redemption price per share
      ($155,290,744 / 10,275,867 shares of common stock issued and outstanding)...........................               $15.11
                                                                                                                ================
Class C:
   Net asset value, offering price and redemption price per share
      ($4,403,207 / 291,417 shares of common stock issued and outstanding)................................               $15.11
                                                                                                                ================
Class Z:
   Net asset value, offering price and redemption price per share
      ($16,070,923 / 1,026,801 shares of common stock issued and outstanding).............................               $15.65
                                                                                                                ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Operations (Unaudited)

------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                  October 31,
Net Investment Loss                                  1997
                                                  -----------
Income
   Dividends...................................   $ 1,773,089
   Interest....................................       634,142
                                                  -----------
      Total income.............................     2,407,231
                                                  -----------
Expenses
   Management fee..............................     1,437,364
   Distribution fee--Class A...................       302,578
   Distribution fee--Class B...................       976,250
   Distribution fee--Class C...................        23,456
   Transfer agent's fees and expenses..........       383,000
   Custodian's fees and expenses...............       138,000
   Reports to shareholders.....................        93,000
   Registration fees...........................        55,000
   Legal fees and expenses.....................        19,000
   Audit fee and expenses......................        13,000
   Directors' fees and expenses................        11,250
   Miscellaneous...............................         7,092
                                                  -----------
      Total expenses...........................     3,458,990
                                                  -----------
Net investment loss............................    (1,051,759)
                                                  -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions.....................    82,948,944
   Foreign currency transactions...............        99,912
   Short sale transactions.....................     1,407,487
                                                  -----------
                                                   84,456,343
                                                  -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments.................................    (1,069,947)
   Foreign currency transactions...............       (80,575)
   Short sales.................................      (291,734)
                                                  -----------
                                                   (1,442,256)
                                                  -----------
Net gain on investments and foreign currency
   transactions................................    83,014,087
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $81,962,328
                                                  ===========


PRUDENTIAL MULTI-SECTOR FUND, INC.
Statement of Changes in Net Assets (Unaudited)

------------------------------------------------------------

                                      Six Months
                                        Ended           Year Ended
Increase                             October 31,        April 30,
in Net Assets                            1997              1996
                                   ----------------    ------------
Operations
   Net investment income
      (loss).....................   $   (1,051,759)    $    455,351
   Net realized gain on
      investments and foreign
      currencies.................       84,456,343       42,517,921
   Net change in unrealized
      appreciation (depreciation)
      of investments.............       (1,442,256)     (20,779,387)
                                   ----------------    ------------
   Net increase in net assets
      resulting from
      operations.................       81,962,328       22,193,885
                                   ----------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A....................               --         (400,225)
      Class B....................               --               --
      Class C....................               --               --
      Class Z....................               --          (55,126)
                                   ----------------    ------------
                                                --         (455,351)
                                   ----------------    ------------
   Distributions in excess of net
      investment income
      Class A....................         (373,455)        (566,340)
      Class B....................         (339,853)        (620,254)
      Class C....................           (7,855)         (12,405)
      Class Z....................          (30,482)         (50,726)
                                   ----------------    ------------
                                          (751,645)      (1,249,725)
                                   ----------------    ------------
   Distributions from net capital
      gains
      Class A....................       (8,064,541)     (23,717,108)
      Class B....................       (7,344,836)     (25,810,921)
      Class C....................         (169,575)        (537,914)
      Class Z....................         (658,409)      (2,170,377)
                                   ----------------    ------------
                                       (16,237,361)     (52,236,320)
                                   ----------------    ------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from Fund shares
      subscribed.................       51,492,073      116,532,381
   Net asset value of Fund shares
      issued in reinvestment of
      dividends and
      distributions..............       15,959,019       50,651,007
   Cost of shares reacquired.....     (109,542,140)    (196,343,364)
                                   ----------------    ------------
   Net decrease in net assets
      from Fund share
      transactions...............      (42,091,048)     (29,159,976)
                                   ----------------    ------------
Total increase (decrease)........       22,882,274      (60,907,487)
Net Assets
Beginning of period..............      416,491,721      477,399,208
                                   ----------------    ------------
End of period....................   $  439,373,995     $416,491,721
                                   ================    ============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)     PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
Prudential Multi-Sector Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments, including options and securities sold short, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Stock options traded on national securities exchanges are valued at the closing prices on such exchanges. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions of $99,912 represents net foreign exchange gains from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of

--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)     PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
their contracts. There were no open foreign currency contracts at October 31, 1997.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or currency underlying the written option.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended October 31, 1997, the Fund reclassified $19,338 of foreign currency gains which were recognized for tax purposes in the current fiscal year by increasing undistributed net investment income and decreasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ended April 30, 1998, the manager has agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million of average daily net assets and
 .50 of 1% of the Fund's average daily net assets in excess of $1 billion.
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)     PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the six months ended October 31, 1997.

PSI has advised the Fund that they have received approximately $26,700 in front-end sales charges resulting from sales of Class A shares during the six months ended October 31, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the six months ended October 31, 1997, it received approximately $198,000 and $300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve an an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of October 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended October 31, 1997, the Fund incurred fees of approximately $324,000 for the services of PMFS. As of October 31, 1997, approximately $52,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the six months ended October 31, 1997, PSI earned approximately $37,500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended October 31, 1997 were $304,988,179 and $365,480,883, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1997 was $403,182,342 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $45,551,651 (gross unrealized appreciation--$69,788,803, gross unrealized depreciation--$24,237,152).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1997, the Fund had a 2.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $23,027,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

Bear Stearns, 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest is $241,912,917.

Credit Suisse First Boston Corp., 5.72%, in the principal amount of $237,440,000, repurchase price $237,553,180, due 11/3/97. The value of the collateral including accrued interest is $246,134,363.

Deutsche Morgan Grenfell, 5.70%, in the principal amount of $236,000,000, repurchase price $236,112,100, due 11/3/97. The value of the collateral including accrued interest is $240,720,618.

SBC Warburg, 5.66%, in the principal amount of $92,714,000, repurchase price $92,757,730, due 11/3/97. The value of the collateral including accrued interest is $94,588,984.

--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)     PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into four classes, designated Class A, B, C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
-------                         ----------------   -------------

Six months ended October 31,
  1997:
Shares sold...................      2,753,244      $  41,930,887
Shares issued in reinvestment
  of
  distributions...............        541,817          7,932,202
Shares reacquired.............     (4,348,356)       (66,649,480)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,053,295)       (16,786,391)
Shares issued upon conversion
  from Class B................      2,886,761         45,712,544
                                ----------------   -------------
Net increase in shares
  outstanding.................      1,813,466      $  28,926,153
                                ================   =============
Year ended April 30, 1997:
Shares sold...................      6,197,250      $  86,386,710
Shares issued in reinvestment
  of dividends and
  distributions...............      1,685,407         23,239,649
Shares reacquired.............     (8,634,608)      (120,199,576)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................       (751,951)       (10,573,217)
Shares issued upon conversion
  from Class B................      1,116,749         15,549,557
                                ----------------   -------------
Net increase in shares
  outstanding.................        364,798      $   4,976,340
                                ================   =============


Class B                              Shares           Amount
-------                         ----------------   -------------

Six months ended October 31,
  1997:
Shares sold...................        314,859      $   4,687,076
Shares issued in reinvestment
  of distributions............        504,116          7,168,527
Shares reacquired.............     (2,196,309)       (32,592,345)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,377,334)       (20,736,742)
Shares reacquired upon
  conversion
  from Class A................     (2,956,049)       (45,712,544)
                                ----------------   -------------
Net decrease in shares
  outstanding.................     (4,333,383)     $ (66,449,286)
                                ================   =============

Year ended April 30, 1997:
Shares sold...................      1,236,387      $  16,762,196
Shares issued in reinvestment
  of distributions............      1,823,196         24,608,185
Shares reacquired.............     (4,273,687)       (57,627,667)
                                ----------------   -------------
Net decrease in shares
  outstanding before
  conversion..................     (1,214,104)       (16,257,286)
Shares reacquired upon
  conversion
  from Class A................     (1,142,516)       (15,549,557)
                                ----------------   -------------
Net decrease in shares
  outstanding.................     (2,356,620)     $ (31,806,843)
                                ================   =============

Class C
-------

Six months ended October 31,
  1997:
Shares sold...................         16,563      $     244,621
Shares issued in reinvestment
  of distributions............         11,913            169,403
Shares reacquired.............        (64,819)          (963,459)
                                ----------------   -------------
Net decrease in shares
  outstanding.................        (36,343)     $    (549,435)
                                ================   =============
Year ended April 30, 1997:
Shares sold...................         63,373      $     852,741
Shares issued in reinvestment
  of distributions............         39,044            526,955
Shares reacquired.............       (137,317)        (1,878,420)
                                ----------------   -------------
Net decrease in shares
  outstanding.................        (34,900)     $    (498,724)
                                ================   =============

Class Z
-------

Six months ended October 31,
  1997:
Shares sold...................        303,219      $   4,629,489
Shares issued in reinvestment
  of distributions............         46,959            688,887
Shares reacquired.............       (612,191)        (9,336,856)
                                ----------------   -------------
Net decrease in shares
  outstanding.................       (262,013)     $  (4,018,480)
                                ================   =============


--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)     PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

Class Z                              Shares           Amount
-------                         ----------------   -------------

Year ended April 30, 1997:
Shares sold...................        897,823      $  12,530,734
Shares issued in reinvestment
  of dividends and
  distributions...............        165,237          2,276,218
Shares reacquired.............     (1,204,635)       (16,637,701)
                                ----------------   -------------
Net decrease in shares
  outstanding.................       (141,575)     $  (1,830,749)
                                ================   =============


------------------------------------------------------------
Note 7. Distributions

On November 20, 1997 the Board of Directors of the Fund declared a distribution from net short-term capital gains of $1.34 per share and from net long-term caital gains of $1.615 per share for Class A, B, C and Z shares, respectively, payable on November 28, 1997 to shareholders of record on November 25, 1997.

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)              PRUDENTIAL MULTI-SECTOR FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class A
                                               -------------------------------------------------------------------------
                                               Six Months
                                                  Ended                          Years Ended April 30,
                                               October 31,     ---------------------------------------------------------
                                                  1997           1997         1996       1995(a)      1994        1993
                                               -----------     --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $    13.48      $  14.40     $  13.45     $ 13.21     $ 13.19     $ 12.51
                                               -----------     --------     --------     -------     -------     -------
Income from investment operations:
Net investment income......................          (.03)          .06          .09         .09         .18         .30
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................          2.72           .70         2.52        1.44        1.64        1.47
                                               -----------     --------     --------     -------     -------     -------
   Total from investment operations........          2.69           .76         2.61        1.53        1.82        1.77
                                               -----------     --------     --------     -------     -------     -------
Less distributions:
Dividends from net investment income.......            --          (.03)        (.04)         --        (.21)       (.30)
Distributions in excess of net investment
   income..................................          (.03)         (.04)          --          --          --          --
Distributions from net capital and currency
   gains...................................          (.54)        (1.61)       (1.62)      (1.29)      (1.59)       (.79)
                                               -----------     --------     --------     -------     -------     -------
   Total distributions.....................          (.57)        (1.68)       (1.66)      (1.29)      (1.80)      (1.09)
                                               -----------     --------     --------     -------     -------     -------
Net asset value, end of period.............    $    15.60      $  13.48     $  14.40     $ 13.45     $ 13.21     $ 13.19
                                               ===========     ========     ========     =======     =======     =======

TOTAL RETURN(b):...........................         20.28%         5.24%       20.69%      12.15%      14.16%      15.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $  263,609      $203,197     $211,920     $76,035     $53,237     $43,390
Average net assets (000)...................    $  240,089      $211,504     $201,315     $59,316     $49,840     $46,890
Ratios to average net assets:
   Expenses, including distribution fees...          1.19%(c)      1.23%        1.23%       1.44%       1.30%       1.28%
   Expenses, excluding distribution fees...           .94%(c)       .98%         .98%       1.19%       1.08%       1.08%
   Net investment income...................          (.18)%(c)       .48%        .47%        .68%       1.15%       2.44%
For Class A, B, C and Z shares:
Portfolio turnover rate....................            70%           99%         136%        122%        110%        209%
Average commission rate paid per share.....    $    .0553      $  .0572     $  .0537         N/A         N/A         N/A

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.

--------------------------------------------------------------------------------

Financial Highlights (Unaudited)              PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

                                                                                 Class B
                                               ---------------------------------------------------------------------------
                                               Six Months
                                                  Ended                           Years Ended April 30,
                                               October 31,     -----------------------------------------------------------
                                                  1997           1997         1996       1995(a)        1994        1993
                                               -----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $    13.11      $  14.13     $  13.29     $  13.16     $  13.15     $ 12.47
                                               -----------     --------     --------     --------     --------     -------
Income from investment operations:
Net investment income (loss)...............          (.13)         (.05)         .02         (.01)         .07         .19
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................          2.70           .68         2.45         1.43         1.63        1.47
                                               -----------     --------     --------     --------     --------     -------
   Total from investment operations........          2.57           .63         2.47         1.42         1.70        1.66
                                               -----------     --------     --------     --------     --------     -------
Less distributions:
Dividends from net investment income.......            --            --         (.01)          --         (.10)       (.19)
Distributions in excess of net investment
   income..................................          (.03)         (.04)          --           --           --          --
Distributions from net capital and currency
   gains...................................          (.54)        (1.61)       (1.62)       (1.29)       (1.59)       (.79)
                                               -----------     --------     --------     --------     --------     -------
   Total distributions.....................          (.57)        (1.65)       (1.63)       (1.29)       (1.69)       (.98)
                                               -----------     --------     --------     --------     --------     -------
Net asset value, end of period.............    $    15.11      $  13.11     $  14.13     $  13.29     $  13.16     $ 13.15
                                               ===========     ========     ========     ========     ========     =======
TOTAL RETURN(b):...........................         19.83%         4.43%       19.84%       11.31%       13.22%      14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $  155,291      $191,599     $239,739     $185,474     $128,098     $92,921
Average net assets (000)...................    $  193,658      $219,249     $236,580     $153,209     $108,981     $99,072
Ratios to average net assets:
   Expenses, including distribution fees...          1.94%(c)      1.98%        1.98%        2.19%        2.08%       2.08%
   Expenses, excluding distribution fees...           .94%(c)       .98%         .98%        1.19%        1.08%       1.08%
   Net investment income (loss)............          (.85)%(c)     (.28)%      (.22)%      (.07)%         .35%       1.64%

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------

Financial Highlights (Unaudited)              PRUDENTIAL MULTI-SECTOR FUND, INC.

--------------------------------------------------------------------------------

                                                                     Class C                                     Class Z
                                               ---------------------------------------------------     ---------------------------
                                                                                         August 1,
                                               Six Months                                 1994(d)      Six Months
                                                  Ended        Years Ended April 30,      Through         Ended        Year Ended
                                               October 31,     ---------------------     April 30,     October 31,      April 30,
                                                  1997            1997         1996       1995(a)         1997            1997
                                                   -----          -----       ------     ---------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......      $ 13.11         $14.13       $13.29      $ 13.74        $ 13.50         $ 14.41
                                                   -----          -----       ------     ---------     -----------     -----------
Income from investment operations:
Net investment income (loss)...............         (.08)          (.04)         .03           --            .03             .11
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................         2.65            .67         2.44          .84           2.69             .67
                                                   -----          -----       ------     ---------     -----------     -----------
   Total from investment operations........         2.57            .63         2.47          .84           2.72             .78
                                                   -----          -----       ------     ---------     -----------     -----------
Less distributions:
Dividends from net investment income.......           --             --         (.01)          --             --            (.04)
Distributions in excess of net investment
   income..................................         (.03)          (.04)          --           --           (.03)           (.04)
Distributions from net capital and currency
   gains...................................         (.54)         (1.61)       (1.62)       (1.29)          (.54)          (1.61)
                                                   -----          -----       ------     ---------     -----------     -----------
   Total distributions.....................         (.57)         (1.65)       (1.63)       (1.29)          (.57)          (1.69)
                                                   -----          -----       ------     ---------     -----------     -----------
Net asset value, end of period.............      $ 15.11         $13.11       $14.13      $ 13.29        $ 15.65         $ 13.50
                                                   =====          =====       ======     =========     ===========     ===========
TOTAL RETURN(b):...........................        19.83%          4.43%       19.84%        6.62%         20.39%           5.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............      $ 4,403         $4,298       $5,125      $ 3,587        $16,071         $17,398
Average net assets (000)...................      $ 4,653         $4,708       $5,056      $ 1,653        $17,806         $19,206
Ratios to average net assets:
   Expenses, including distribution fees...         1.94%(c)       1.98%        1.98%        2.37%(c)        .94%(c)         .98%
   Expenses, excluding distribution fees...          .94%(c)        .98%         .98%        1.37%(c)        .94%(c)         .98%
   Net investment income (loss)............         (.89)%(c)      (.27)%       (.21)%        .03%(c)        .13%(c)         .74%

                                              March 1,
                                              1996(e)
                                              Through
                                             April 30,
                                                1996
                                             ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $  13.91
                                             ----------
Income from investment operations:
Net investment income (loss)...............        .01
Net realized and unrealized gain on
   investments and foreign currency
   transactions............................        .49
                                             ----------
   Total from investment operations........        .50
                                             ----------
Less distributions:
Dividends from net investment income.......         --
Distributions in excess of net investment
   income..................................         --
Distributions from net capital and currency
   gains...................................         --
                                             ----------
   Total distributions.....................         --
                                             ----------
Net asset value, end of period.............   $  14.41
                                             ==========
TOTAL RETURN(b):...........................       3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............   $ 20,616
Average net assets (000)...................   $ 20,298
Ratios to average net assets:
   Expenses, including distribution fees...        .98%(c)
   Expenses, excluding distribution fees...        .98%(c)
   Net investment income (loss)............        .54%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

================================================================================
Getting The Most From Your Prudential Mutual Fund.
--------------------------------------------------------------------------------

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

--------------------------------------------------------------------------------
There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

--------------------------------------------------------------------------------
Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

--------------------------------------------------------------------------------
Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

================================================================================
Getting The Most From Your Prudential Mutual Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Change Your Mind.

You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

--------------------------------------------------------------------------------
Reinvest Dividends Free Of Charge.

Reinvest your dividends and/or capital gains distributions automatically -- without charge.

--------------------------------------------------------------------------------
Invest For Retirement.

There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. And if you are married and not covered by a retirement plan at work, you and your spouse may each contribute $2,000 a year to an IRA for a total of $4,000.

--------------------------------------------------------------------------------
Change Your Job.

You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

--------------------------------------------------------------------------------
Invest In Your Children.

There's no fee to open a custodial account for a child's education or other needs.
--------------------------------------------------------------------------------
Take Income.

Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

--------------------------------------------------------------------------------
Keep Informed.

We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

Directors

Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead


Officers

Richard A. Redeker, President
Thomas A. Early, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E. H. Morrison, Assistant Secretary


Manager

Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


Investment Adviser

The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777


Distributor

Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292


Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


(800) 225-1852
http://www.prudential.com



Custodian

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171


Transfer Agent

Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906


Independent Accountants

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036


Legal Counsel

Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of October 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.